UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.         )

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Tyco International Ltd.

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Tyco International Ltd. Victor von Bruns-Strasse 21 CH-8212 Neuhausen am Rheinfall, Switzerland Tele: +41 52 633 02 44 Fax: +41 52 633 02 99

Dear Fellow Shareholders:

Our board of directors has unanimously approved, and is submitting to our shareholders for their approval at a special general meeting of shareholders (the “Special General Meeting”) to be held on September 9, 2014, a proposal that will, if approved, result in Tyco International Ltd. (“Tyco Switzerland”), our current holding company which is incorporated under Swiss law, changing its jurisdiction of organization from Switzerland to Ireland. If the proposal is approved by our shareholders, Tyco Switzerland will merge (the “Merger”) with Tyco International plc, a newly formed Irish public limited company and direct subsidiary of Tyco Switzerland (“Tyco Ireland”). As a result of the Merger, each shareholder of Tyco Switzerland will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held immediately prior to the effectiveness of the Merger. The Merger would result in you holding Tyco Ireland ordinary shares, rather than Tyco Switzerland common shares.

Immediately after the Merger, the number of Tyco Ireland ordinary shares you own will be the same as the number of common shares you held in Tyco Switzerland immediately prior to the Merger, and your relative economic interest in us will remain unchanged. After the Merger, Tyco Ireland will continue to conduct the same businesses that Tyco Switzerland conducted prior to the Merger.

We expect the ordinary shares of Tyco Ireland to be listed on the New York Stock Exchange (“NYSE”) under the symbol “TYC,” the same symbol under which your common shares in Tyco Switzerland are currently listed and traded. Currently, there is no established public trading market for the ordinary shares of Tyco Ireland.

After the Merger, as we describe in this proxy statement/prospectus, your rights under Irish corporate law as a holder of Tyco Ireland ordinary shares will differ from your current rights under Swiss corporate law as a holder of Tyco Switzerland common shares. Tyco Ireland’s articles of association will also differ in some respects from Tyco Switzerland’s articles of association and organizational regulations.

Upon completion of the Merger, Tyco Ireland will remain subject to U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and Tyco Ireland will continue to report Tyco’s consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles. After the Merger, Tyco Ireland must also comply with any additional reporting and governance requirements of Irish law.

Under U.S., Swiss and Irish tax law, holders of Tyco Switzerland common shares generally will not recognize a gain or loss on the exchange of their common shares in the Merger. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

The Merger cannot be completed without satisfying certain conditions, the most important of which is the approval of a merger agreement (the “Merger Agreement”) pursuant to which the Merger will be effected by the affirmative vote of at least two-thirds of the common shares of Tyco Switzerland represented in person or by proxy at the Special General Meeting.

We currently anticipate that the Merger will be completed during the second half of 2014, although we may abandon the Merger at any time prior to the Special General Meeting, and in some circumstances, after obtaining shareholder approval at the Special General Meeting.

We are also asking our shareholders to approve a proposal relating to the creation of “distributable reserves,” which are required under Irish law for Tyco Ireland to, among other things, be able to pay dividends or repurchase ordinary shares after the Merger. However, the Merger is not conditioned on approval of this proposal. The creation of distributable reserves is also subject to approval by the Irish High Court.

We plan to continue to pay the dividend installments approved by our shareholders at our annual general meeting held on March 5, 2014 in respect of Tyco shares issued as the time of the Merger. These payments do not require Irish High Court approval. As long as you are a holder of Tyco shares on the applicable record and payment date relating to any of the remaining installments of such dividend, you will receive such dividend installment regardless of which Tyco entity pays it.

This proxy statement/prospectus provides you with detailed information regarding the Merger. We encourage you to read this entire proxy statement/prospectus carefully. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS WE DESCRIBE HEREIN.

Your vote is very important. All shareholders are cordially invited to attend the Special General Meeting. We urge you, whether or not you plan to attend the Special General Meeting, to submit your proxy either by (1) voting electronically over the Internet at www.proxyvote.com by following the instructions on the enclosed proxy or voting instruction card or (2) completing the enclosed proxy or voting instruction card and then signing, dating and mailing the card in the enclosed postage-paid envelope.

Shareholders who are registered with voting rights in Tyco Switzerland’s share register as of the close of business (Eastern Time) on the record date, July 25, 2014, have the right to attend the Special General Meeting and are entitled to vote their Tyco Switzerland common shares, or may grant a proxy to vote on each of the proposals included in this proxy statement/prospectus. Shareholders who purchase shares after July 25, 2014, and, upon application, become registered as shareholders on or before September 2, 2014, may attend and vote such shares at the Special General Meeting with a proxy form from the record holder on July 25, 2014.

The Special General Meeting will be held on September 9, 2014, at 3:00 pm Central European Time (9:00 am Eastern Daylight Time), and the place of the Special General Meeting will be Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland.

Your board of directors has unanimously approved the Merger Agreement pursuant to which the Merger will be effected and recommends that you vote “FOR” each of the proposals included herein, including the proposal to approve the Merger Agreement (which we refer to as the “Merger Agreement Proposal”) and the proposal to reduce share premium of Tyco Ireland to allow the creation of distributable reserves (which we refer to as the “Reserves Proposal”). We urge you to join us in supporting this important initiative.

Very Truly Yours,

/s/ George R. Oliver

George R. Oliver

Chief Executive Officer

In reviewing this proxy statement/prospectus, you should carefully consider the matters described under “Risk Factors.”

This proxy statement/prospectus incorporates important business and financial information about Tyco Switzerland from documents filed with the U.S. Securities and Exchange Commission (the “SEC”) that have not been included in or delivered with this proxy statement/prospectus. This information is available at the Web site the SEC maintains at www.sec.gov, as well as from other sources. See the section of this proxy statement/prospectus entitled “Where You Can Find More Information.” You also may request copies of these documents from us, without charge, upon written or oral request directed to Tyco Shareholder Services, Tyco International Ltd., c/o Corporate Secretary, Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland. In order to receive timely delivery of the documents, you must make your request no later than five business days prior to the date of the Special General Meeting.

This document is not a prospectus within the meaning of Part 5 of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland (as amended), the Prospectus Directive (2003/71/EC) or articles 652a or 1156 of the Swiss Code of Obligations. No offer of shares to the public is made, or will be made, that requires the publication of a prospectus pursuant to Irish prospectus law (within the meaning of Part 5 of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland, as amended) or the Prospectus Directive (2003/71/EC). Other than pursuant to U.S. federal and state securities laws, this document is not a prospectus, prospectus equivalent document or any other form of formal disclosure document for the purposes of any applicable law, rule or regulation in any other jurisdiction, state, province or territory and no offer of shares to the public is being made, or will be made, that requires the publication of a prospectus, prospectus equivalent document or any other form of formal disclosure document and this document is not required to, and does not, contain all the information which may be required in a prospectus, prospectus equivalent document or any other form of formal disclosure document for the purposes of any applicable law, rule or regulation in any other jurisdiction, state, province or territory.

None of the SEC, any U.S. state securities commission, the Central Bank of Ireland or any other regulatory body, agency or authority elsewhere have approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense. This document has not been reviewed by or registered with the Central Bank of Ireland or any other regulatory body, agency or authority elsewhere, other than the SEC. This document does not constitute investment advice or the provision of investment services within the meaning of the European Communities (Markets in Capital Instruments) Regulations 2007 of Ireland (as amended), the Markets in Financial Instruments Directive (2004/39/EC) or any equivalent law, rule or regulation in any other jurisdiction, state, province or territory. This document does not take into account the investment objectives, financial situation or needs of any particular person. Neither Tyco Ireland nor Tyco Switzerland is an authorized investment firm within the meaning of the European Communities (Markets Financial Instruments) Regulations 2007 of Ireland (as amended), the Markets in Financial Instruments Directive (2004/39/EC) or any equivalent law, rule or regulation in any other jurisdiction, state, province or territory and the recipients of this document should seek independent legal and financial advice in determining their actions in respect of or pursuant to this document.

This proxy statement/prospectus does not constitute an offer to sell or otherwise dispose of, or an invitation or solicitation of any offer to buy or otherwise acquire, any securities in any jurisdiction, state, province or territory in contravention of applicable law.

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS

August 1, 2014

NOTICE IS HEREBY GIVEN that a Special General Meeting (the “Special General Meeting”) of shareholders of Tyco International Ltd., a company organized under the laws of Switzerland (“Tyco Switzerland”), will be held on September 9, 2014, at 3:00 pm Central European Time (9:00 am Eastern Daylight Time), at Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland, for the following purposes:

1.

to approve the merger agreement (the “Merger Agreement”), a copy of which is attached to this proxy statement/prospectus as Annex A, by and between Tyco Switzerland and Tyco International plc, a newly-formed Irish public limited company and direct subsidiary of Tyco Switzerland (“Tyco Ireland”), pursuant to which Tyco Switzerland will be merged with and into Tyco Ireland, with Tyco Ireland as the surviving entity (the “Merger”), and as a result of which each shareholder of Tyco Switzerland (except for Tyco Switzerland or any of its subsidiaries) will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held immediately prior to the effectiveness of the Merger and each Tyco Switzerland common share (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) will, on completion of the Merger, be cancelled and cease to exist. As a result of the Merger, you will become a shareholder of Tyco Ireland;

2.

to approve the reduction of the share premium account of Tyco Ireland to allow for the creation of distributable reserves of Tyco Ireland, which are required under Irish law to allow Tyco Ireland to make distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following the completion of the Merger; and

3.	to consider and act on such other business as may properly come before the Special General Meeting or any adjournment of the Special General Meeting.

The date of this proxy statement/prospectus is August 1, 2014. A copy of the proxy materials, including the Notice of Special General Meeting of Shareholders, this proxy statement/prospectus and the enclosed proxy card or voting instruction card, is first being sent on or about August 1, 2014 to each holder of Tyco Switzerland common shares registered in our share register as of the close of business (Eastern Time) on the record date, July 25, 2014. Shareholders of record and beneficial owners of our common shares at the close of business (Eastern Time) on the record date are entitled to attend and vote on matters presented at the Special General Meeting, and shareholders who become registered as record holders after July 25, 2014, and on or prior to September 2, 2014, may also attend and vote at the Special General Meeting with a proxy from the record holder on July 25, 2014. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card or voter information card to ensure that your shares are represented at the meeting. Shareholders of record who attend the meeting may vote their shares personally, even though they have sent in proxies.

By Order of the Board of Directors

Judith A. Reinsdorf

Executive Vice President and General Counsel

Neuhausen am Rheinfall, Switzerland

August 1, 2014

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement/prospectus incorporates by reference important business and financial information about Tyco from documents filed with the U.S. Securities and Exchange Commission (“SEC”) that have not been included herein or delivered herewith. Tyco Switzerland is subject to the informational requirements of the U.S. Securities Exchange Act of 1934 and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC (File No. 001-13836). You may read and copy any reports, statements or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Tyco Switzerland’s SEC filings also are available to the public at the SEC’s web site at http://www.sec.gov.

Tyco Ireland has filed a Registration Statement on Form S-4 with the SEC to register Tyco Ireland ordinary shares in connection with the Merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Tyco Ireland under applicable U.S. securities laws in addition to being the proxy statement of Tyco Switzerland for the Special General Meeting. This proxy statement/prospectus is not intended to be and is not a prospectus for the purposes of the Investment Funds, Companies and Miscellaneous Provisions Act of 2005 of Ireland (the “2005 Act”), Article 652a or Article 1156 of the Swiss Code of Obligations, the Prospectus (Directive 2003/71/EC) Regulations 2005 (as amended) of Ireland or the Prospectus Rules issued under the 2005 Act, and the Central Bank of Ireland has not approved this document.

The SEC allows Tyco Switzerland and Tyco Ireland to “incorporate by reference” information into this proxy statement/prospectus, which means that:

¡	incorporated documents are considered part of this proxy statement/prospectus;

¡	we are disclosing important information to you by referring you to those documents; and

¡	information we file with the SEC will automatically update and supersede information contained in this proxy statement/prospectus.

We incorporate by reference the documents listed below that Tyco Switzerland previously filed with the SEC and any future filings Tyco Switzerland makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement/prospectus and before the date of the Tyco Switzerland Special General Meeting:

¡

Tyco Switzerland’s Annual Report on Form 10-K for the year ended September 27, 2013 filed with the SEC on November 14, 2013 (including the portions of Tyco Switzerland’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on January 10, 2014, and as modified by the Form 8-K filed on May 16, 2014, each incorporated by reference therein);

¡

Tyco Switzerland’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 27, 2013, March 28, 2014, and June 27, 2014 filed with the SEC on January 31, 2014, April 25, 2014, and July 25, 2014, respectively; and

¡

Tyco Switzerland’s Current Reports on Form 8-K filed with the SEC on November 14, 2013, November 22, 2013, January 31, 2014, March 4, 2014, March 6, 2014, March 10, 2014, April 9, 2014, May 16, 2014, June 4, 2014, and July 25, 2014.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits under Item 9.01, is not incorporated by reference in this proxy statement/prospectus.

You may request a copy of any of these filings, at no cost, by request directed to Tyco Switzerland at the following address or telephone number:

Tyco Shareholder Services

Tyco International Ltd.

Victor von Bruns-Strasse 21, CH-8212

Neuhausen am Rheinfall, Switzerland,

Attention: Corporate Secretary

Telephone: +41 52 633 02 44

In order to ensure timely delivery of these documents, you should make such request no later than September 2, 2014, which is five business days prior to the date of the Special General Meeting.

You can also find these filings on Tyco Switzerland’s website at www.tyco.com. However, we are not incorporating the information on Tyco Switzerland’s website other than these filings into this proxy statement/prospectus. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement/prospectus.

You should rely only on the information contained in this proxy statement/prospectus or the information that we have referred you to. Neither Tyco Switzerland nor Tyco Ireland has authorized anyone to provide you with any additional information. This proxy statement/prospectus is dated as of the date listed on the cover page. You should not assume that the information in this proxy statement/prospectus, as well as the information we file or previously filed with the SEC that we incorporate by reference in this proxy statement/prospectus, is accurate as of any date other than its respective date. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROXY STATEMENT

FOR THE

SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

TYCO INTERNATIONAL LTD.

TO BE HELD ON SEPTEMBER 9, 2014

This proxy statement/prospectus is being furnished to the shareholders of Tyco International Ltd., a company organized under the laws of Switzerland (“Tyco Switzerland”), in connection with the solicitation by Tyco Switzerland’s board of directors (the “Board”) of proxies for use at its Special General Meeting of Shareholders (the “Special General Meeting”) to be held on September 9, 2014, at 3:00 pm Central European Time (9:00 am Eastern Daylight Time), at Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland, at which shareholders will have the opportunity to vote on the matters that will be presented at the Special General Meeting. The approximate date of first mailing of this proxy statement/prospectus and the accompanying proxy is August 1, 2014.

In this proxy statement/prospectus, we sometimes refer to Tyco Switzerland as “we” or “our.” We refer to Tyco International plc, a newly-formed Irish public limited company and direct subsidiary of Tyco Switzerland as “Tyco Ireland.” We also refer to Tyco Switzerland prior to the Merger (as defined below) and Tyco Ireland following the Merger as “Tyco.”

PROXY STATEMENT SUMMARY

Special General Meeting

Time and Date	3:00 pm Central European Time (9:00 am Eastern Daylight Time) on September 9, 2014

Place	Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland

Record Date:	July 25, 2014

Voting:	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Special General Meeting

Admission:	All shareholders are invited to attend the Special General Meeting. Registration will commence on the day of the meeting.

Proposals to be Voted Upon

Board Recommendation

1.      To approve the Merger Agreement by and between Tyco Switzerland and Tyco Ireland, as a result of which you will become a shareholder of Tyco Ireland and hold the same number of shares in Tyco Ireland that you held in Tyco Switzerland immediately prior to the Merger

FOR

2.      To approve the reduction of the share premium account of Tyco Ireland to allow for the creation of distributable reserves of Tyco Ireland and facilitate Tyco Ireland to make distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following the completion of the Merger

FOR

Shareholder Rights Before and After the Merger

We have summarized below some examples of what your rights as a shareholder would be before and after the Merger, in particular as they relate to corporate governance matters.

These examples are for illustrative purposes only. Please refer to Comparison of Rights of Shareholders on page 85 for a detailed summary of your current rights as a holder of Tyco Switzerland shares and as a holder of Tyco Ireland ordinary shares following the Merger.

Example Shareholder Rights		Before Merger		After Merger
Election of directors by shareholders	✓	Elected annually Elected by affirmative vote of an absolute majority of votes cast	✓	Elected annually Elected by affirmative vote of a relative majority of votes cast
Number of directors	✓	At least two and not more than 13 directors.	✓	At least two and not more than 13 directors
Shareholder approval of executive compensation	✓	Non-binding until 2015	✓	Non-binding
Shareholder proposals at annual general meeting	✓	At least 120 days before the anniversary of the date our proxy statement was released to shareholders in connection with the prior year’s annual general meeting	✓	At least 120 days before the anniversary of the date our proxy statement was released to shareholders in connection with the prior year’s annual general meeting
Shareholder right to call special meetings	✓	Upon request by shareholders holding at least 10% of shares	✓	Upon request by shareholders holding at least 10% of shares
Shareholder right to remove directors	✓	Requires approval by an absolute majority of the votes cast	✓	Requires approval by a majority of votes actually cast at a shareholders meeting
Shareholder right to fill director vacancies	✓	Vacancy filled only by approval of shareholders at general meeting	✓	Vacancy filled by approval of shareholders at general meeting. Board of directors also has power to fill vacancies in the board on an interim basis
Payment of dividends	✓	Requires shareholder resolution	✓	Directors may approve without shareholder resolution
Merger vote requirement	✓	At least two-thirds of the votes represented at a shareholders meeting (plus the majority of the par value of shares)	✓	Generally, at least a majority in number of shareholders, representing at least 75% of the votes cast at shareholders meeting. If a takeover offer, requires acquisition of more than 50% of voting rights; may squeeze out others if buyer acquires at least 80% of shares to which the offer relates
Mandatory takeover bid	✓	Not applicable	✓	Upon acquisition of 30% of voting rights
Voting rights	✓	One vote per share	✓	One vote per share
Preferred shares	✓	Not authorized; shareholder approval by at least two-thirds of the votes represented at shareholders meeting (plus the majority of the par value of shares)	✓	Authorized, subject to board approval of issuance and limits set forth in the memorandum and articles of association. Without prior shareholder approval the Board will not approve the issuance or use of any of the preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholders rights plan
Quorum (generally)	✓	A majority of all shares entitled to vote	✓	The holders of shares with a majority of the voting power of the Company
Preemptive rights	✓	Shareholders generally have preemptive rights, subject to the Board’s ability to withdraw or limit them in certain circumstances	✓	Shareholders have preemptive rights; however, Tyco Ireland has opted out of them, but the opt-out requires renewal every 5 years
Amendment to charter document	✓	Except in limited circumstances, only by resolution of shareholders at general meeting; requires for certain changes at least two-thirds of the votes represented at shareholders meeting (plus the majority of the par value of shares)	✓	Only by resolution of shareholders at general meeting; requires at least 75% of the votes cast
Transfer restrictions on shares (subject to applicable securities laws)	✓	None	✓	None

QUESTIONS AND ANSWERS ON THE SOLICITATION AND THE VOTING

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters that will be presented at the Special General Meeting. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement/prospectus, its annexes and the documents referred to or incorporated by reference in this proxy statement/prospectus for more information. For instructions on obtaining the documents incorporated by reference, see “Where You Can Find More Information.”

Q:	Why am I receiving this proxy statement/prospectus?

A:

The Board has unanimously approved a corporate reorganization of Tyco Switzerland that would result in Tyco Switzerland changing its jurisdiction of organization from Switzerland to Ireland. The reorganization would be effected by the merger of Tyco Switzerland with and into Tyco Ireland, a newly-formed Irish public limited company and direct subsidiary of Tyco Switzerland, with Tyco Ireland surviving as the publicly-traded parent entity of the Tyco group and successor to Tyco Switzerland (the “Merger”). As a result of the Merger, each shareholder of Tyco Switzerland (except for Tyco Switzerland or any of its subsidiaries) will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held immediately prior to the effectiveness of the Merger, and each Tyco Switzerland common share (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) will, on completion of the Merger, be cancelled and cease to exist. In connection with the Merger, the Board is submitting to our shareholders for approval at the Special General Meeting, a merger agreement (the “Merger Agreement”), pursuant to which the Merger would be effected (the “Merger Agreement Proposal”).

We will not undertake the Merger unless the Merger Agreement Proposal is approved by our shareholders.

In addition, the Board is seeking your approval of the reduction of the share premium account of Tyco Ireland to allow for the creation of distributable reserves, which are required under Irish law to allow Tyco Ireland to make distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following completion of the Merger (the “Reserves Proposal”).

The Merger is not conditioned on the approval of the Reserves Proposal.

We are asking you to vote on each of the Merger Agreement Proposal and the Reserves Proposal, which is why we have called the Special General Meeting and sent you this proxy statement/prospectus. We encourage you to read this proxy statement/prospectus carefully.

Q:	What is the Merger?

A:

The Merger is the method by which we will effect a change of Tyco’s jurisdiction of organization from Switzerland to Ireland. Immediately following the Merger and as a result of the completion of the Merger, all of the assets and liabilities of Tyco Switzerland will be transferred to Tyco Ireland. You, as a shareholder of Tyco Switzerland, will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held by you immediately prior to the effectiveness of the Merger and each Tyco Switzerland common share (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) will, on completion of the Merger, be cancelled and cease to exist. The Merger will result in you holding ordinary shares of Tyco Ireland, rather than Tyco Switzerland common shares.

Immediately after the Merger, the number of Tyco Ireland ordinary shares you own will be the same as the number of Tyco Switzerland common shares you held immediately prior to the Merger, and your relative economic interest in us will remain unchanged. After the Merger, Tyco Ireland will continue to conduct the same businesses that Tyco Switzerland conducted prior to the Merger.

Q:	Who are the parties to the Merger?

A:	The parties to the Merger are Tyco Switzerland and Tyco Ireland.

Q:	How will Tyco and its subsidiaries be organized after the effective time of the Merger?

A:

Our shareholders currently own common shares of Tyco International Ltd., a Swiss company, which we refer to in this proxy statement/prospectus as Tyco Switzerland. Tyco Switzerland is a holding company whose principal assets consist of 100% equity ownership of Tyco International Finance, S.A. (“TIFSA”), a Luxembourg company and the issuer of our outstanding senior notes. The Merger and certain other internal reorganization transactions to be undertaken prior to the Merger will result in: (i) you owning ordinary shares in Tyco International plc, a public limited company incorporated under Irish law, which we refer to as Tyco Ireland, (ii) Tyco Ireland owning, directly or indirectly, all of the outstanding equity interests of a newly formed Luxembourg company (“Lux Co”) and the assets of Tyco Switzerland other than the equity interests in TIFSA, and (iii) Lux Co owning all of the equity interests of TIFSA and other assets. Therefore, immediately after consummation of the Merger, the shareholders of Tyco Ireland will be the same as the shareholders of Tyco Switzerland and Tyco Ireland will beneficially wholly own, directly or indirectly, all of Tyco Switzerland’s subsidiaries.

Q:	Why do you want to have your publicly-traded parent company incorporated in Ireland and are there risks associated with doing so?

A:

After careful consideration, the management and board of directors of Tyco Switzerland are recommending to shareholders that the company change its domicile to Ireland. We believe the move is in the best long-term interest of the company and its shareholders.

The principal reason for recommending the change in domicile is the uncertainty created by the shifting regulatory environment in Switzerland, which is in part due to the approval of ballot initiatives by Swiss voters. In Switzerland, if a ballot initiative is approved by voters, it is adopted into the Swiss federal constitution without a preceding parliamentary process, which results in unpredictability in the Swiss legal system. During 2013, eleven public votes on initiatives for the amendment of the Swiss federal constitution and referendums on federal statutes were held at the federal level, with voters approving six proposals, including the initiative on executive compensation and other corporate governance matters (the “Minder Initiative”). More recently, Swiss voters approved an initiative imposing caps on immigration.

As a result of the Minder Initiative, Swiss law now directly subjects our directors to potential criminal liability, including for certain compensation decisions considered routine in other jurisdictions, and imposes additional shareholder voting requirements that are inconsistent with

SEC requirements. Swiss law also prohibits certain incentive and severance compensation practices that we consider important in order to provide market-based compensation to current and prospective executives and directors in our industry, that are also competitive when compared to that provided by our peers.

We believe these new laws, and the uncertainties about their application and enforcement, place Tyco at a competitive disadvantage. In addition, we believe the changes mandated by the Minder Initiative will impair the flexibility that our Board currently enjoys and could be confusing to shareholders. Tyco’s current corporate governance structure, set forth in our Board Governance Principles, includes principles and practices that we believe represent best practices tailored to our unique circumstances. We are firmly committed to these principles and practices wherever the company is based. Our concern with the changes in Swiss law is the restrictive nature of the new regulations as well as ongoing uncertainty about how the laws will be applied and enforced. During 2013 and 2014, our management and the Board conducted a comprehensive review of jurisdictions due to these concerns, including at meetings of the Board and its committees held in May, July and December 2013 and in May 2014.

Based upon such review, we believe that the legal and regulatory systems in Ireland will provide us certain advantages over the comparative systems in Switzerland. We anticipate that having our publicly-traded parent company incorporated in Ireland will provide us the following benefits:

•

Swiss law provides that amendments to the Swiss federal constitution can be put to a vote by the people at the initiative of Swiss citizens who obtain a requisite number of signatures. If such an initiative is approved by the requisite majority, the proposed constitutional amendment becomes part of the Swiss federal constitution without further parliamentary process. The Swiss federal parliament is then mandated to implement the constitutional amendment approved by the Swiss people in a federal statute. On an interim basis, the Swiss federal council, Switzerland’s executive branch of government, may also be given the authority to implement the constitutional amendment through regulations until adoption of the definitive federal statute. We believe this process results in unpredictability in the Swiss legal system. The same system does not exist in Ireland, which we believe makes the legal and regulatory system in Ireland more predictable than Switzerland.

•

Incorporation of our publicly-traded parent company in Ireland would enable us to benefit by being subject to a legal and regulatory structure in a jurisdiction with a well-developed legal system and corporate law with established standards of corporate governance.

•

Ireland is a common law jurisdiction, which is more consistent with the legal system in the United States and which we believe is less prescriptive and more flexible than civil law jurisdictions such as Switzerland. We believe that this flexibility could be beneficial to us in structuring acquisitions, paying dividends, administering corporate functions and other corporate governance matters.

•

Ireland is a full member of the European Union and enjoys the benefits of its single market and single currency, which we believe will provide opportunities for conducting our business and hiring and retaining employees. Additionally, similar to Switzerland, Ireland has a developed, stable and internationally competitive tax regime and one of the most extensive double tax treaty networks in the world, including access to European Union treaties, which we believe will allow us to conduct our operations in a tax-efficient manner.

•	The legal requirements we will be subject to as a company incorporated in Ireland, listed on the NYSE and subject to SEC disclosure and shareholder voting requirements strike the right balance between robust external governance oversight and regulation of our executive and director pay practices and the ability of our compensation committee consisting of independent directors to determine executive compensation to provide incentives to our executive management and to offer competitive salaries and benefits.

•

We believe that this balance will be negatively impacted in Switzerland as a result of the Minder Initiative, which prohibits certain severance compensation practices, advance compensation practices and incentive commissions in connection with the sale and purchase of businesses that we believe puts us at a competitive disadvantage to attract and retain executive talent. The regulations that became effective January 1, 2014 also provide for potential criminal liability for directors and members of executive management. As a result, we believe our ability to attract and retain executive talent and directors will be enhanced as an Irish company.

Although we expect that the Merger should provide us the benefits described above, the Merger will expose Tyco and its shareholders to some risks:

•	the risk that the potential benefits described above sought in the Merger may not be realized;

•	the possibility of uncertainty created by the Merger, the change in our jurisdiction of organization, and being incorporated in a member state of the European Union;

•	the fact that Irish corporate law imposes different and additional obligations on us and our shareholders;

•	the fact that we expect to incur costs to complete the Merger;

•	the diversion of management’s time and attention; and

•	other risks related to the change in our jurisdiction of organization to Ireland discussed in the discussion under “Risk Factors.”

The Board has considered both the potential advantages of, and the risks associated with, the Merger and has unanimously approved the Merger Agreement and recommends that shareholders vote to approve the Merger Agreement Proposal. See “Approval of the Merger Agreement—Background and Reasons for the Merger” for further information.

Q:	Will the Merger affect our current or future operations?

A:

While changing our jurisdiction of organization to Ireland is expected to position Tyco to capture the benefits described above, we believe that the Merger should otherwise have no material impact on how Tyco conducts its day-to-day operations. Where Tyco conducts its future operations for its customers will depend on a variety of factors, including the worldwide demand for our products and services and the overall needs of our businesses, independent of our legal domicile or tax residency. Please read “Risk Factors” for a discussion of various ways in which the Merger could have an adverse effect on us.

Q:	How is the Merger expected to affect Tyco’s current debt arrangements?

A:

In connection with the Merger, we expect Tyco Ireland to become a guarantor and our newly formed Luxembourg subsidiary to assume the obligations of Tyco Switzerland as a co-issuer or guarantor, as the case may be, under the indentures governing our outstanding notes. We expect TIFSA to continue as an issuer of our publicly held debt.

Q:	Will the Merger dilute my economic interest?

A:

The Merger will not dilute your economic interest in Tyco. Immediately after completion of the Merger, Tyco Ireland will own, directly or indirectly, the same businesses, assets and operations as Tyco Switzerland owned immediately prior to the completion of the Merger. Further, you will own the same number of ordinary shares of Tyco Ireland as the number of Tyco Switzerland common shares you owned prior to the Merger. Finally, the number of outstanding ordinary shares of Tyco Ireland immediately after the completion of the Merger will be the same as the number of outstanding Tyco Switzerland common shares immediately before completion of the Merger.

Q:	Will the Merger result in any changes to my rights as a shareholder?

A:

The completion of the Merger will change the governing corporate law that applies to shareholders of our parent company from Swiss law to Irish law. The legal system governing corporations organized under Irish law differs from the legal system governing corporations organized under Swiss law. As a result, we are unable to adopt governing documents for Tyco Ireland that are identical to the governing documents for Tyco Switzerland. Notwithstanding the differences in the governing documents between Tyco Ireland and Tyco Switzerland, we believe that Irish law and the proposed memorandum and articles of association of Tyco Ireland adequately safeguard the rights of shareholders. See “Comparison of Rights of Shareholders.” A copy of Tyco Ireland’s proposed memorandum and articles of association is attached as Annex B to this proxy statement/prospectus. We believe that these changes (1) either are required by Irish law or otherwise result from differences between the corporate laws of Ireland and the corporate laws of Switzerland, and (2) relate to the change of the jurisdiction of organization of Tyco’s publicly-traded parent from Switzerland to Ireland.

Q:	Will the Merger affect the payment of the dividends approved by shareholders at our 2014 annual general meeting?

A:

On March 5, 2014, at our annual general meeting, our shareholders approved an aggregate dividend in the amount of $0.72 per share to be paid in four quarterly installments of $0.18 in May 2014, August 2014, November 2014 and February 2015. The first dividend installment was paid by Tyco Switzerland on May 21, 2014. We currently anticipate completing the Merger by the end of 2014 after the payment of the second or third dividend installment. The dividend payments approved by our shareholders at the 2014 annual general meeting are legal obligations and Tyco Ireland will be obligated under the Merger Agreement to pay all such dividend installments that remain unpaid at the time of the completion of the Merger as part of its assumption of all of the liabilities of Tyco Switzerland. Notwithstanding the Merger, as long as you are a holder of Tyco shares issued at the time of the Merger on the applicable record and payment date relating to any of the remaining installments, you will receive such dividend installment regardless of which Tyco entity pays it.

Q:	What are the major actions that have been performed or will be performed to effect the Merger?

A:	We have taken or will take the actions listed below to effect the Merger:

•	Tyco Ireland was formed as an Irish public limited company and is a direct subsidiary of Tyco Switzerland;

•	the Merger Agreement was executed by Tyco Switzerland and Tyco Ireland on May 30, 2014;

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a merger report was prepared, which, together with the Merger Agreement and the balance sheet on the basis of which the Merger is effected, was confirmed by PricewaterhouseCoopers AG, Zurich, Switzerland, to be in compliance with the Swiss Act on Mergers, Demergers, Transfers of Assets and Transformations (the “Swiss Merger Act”); and

•	Tyco Switzerland shareholders will be asked to vote to approve the Merger Agreement Proposal at the Special General Meeting.

Conditional upon approval of the Merger Agreement Proposal by our shareholders, and the satisfaction of the other conditions to completing the Merger, Tyco Switzerland will merge with and into Tyco Ireland effective upon the registration of the Merger with the commercial register of the Canton of Schaffhausen, Switzerland (the “Commercial Register”), subject to approval by the Swiss Federal Commercial Register Office.

As a result of the Merger:

•	all assets and liabilities of Tyco Switzerland will be transferred to and assumed by Tyco Ireland by operation of law;

•

each shareholder of Tyco Switzerland (except for Tyco Switzerland or any of its subsidiaries) will receive one ordinary share of Tyco Ireland in exchange for each common share of Tyco Switzerland held immediately prior to the effectiveness of the Merger;

•	Tyco Switzerland will be dissolved without liquidation;

•

each common share of Tyco Switzerland (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) will be cancelled and will cease to exist;

•

the existing ordinary A shares, nominal value €1.00 per share (the “Irish Founder Shares”), issued by Tyco Ireland prior to the Merger will be acquired and cancelled by Tyco Ireland for no consideration upon the completion of the Merger, ensuring that the share ownership of Tyco Ireland is identical to the share ownership of Tyco Switzerland immediately prior to the Merger;

•

Tyco Ireland will assume certain employee benefit plans and agreements that had previously been sponsored by Tyco Switzerland and Tyco Ireland will amend such plans in order to permit the issuance or delivery of Tyco Ireland ordinary shares thereunder, rather than Tyco Switzerland common shares;

•

Tyco Ireland and one or more of its subsidiaries will enter into indemnity agreements with those directors and executive officers who currently have indemnity agreements with Tyco Switzerland, upon terms substantially similar to the Tyco Switzerland agreements to the extent permitted by Irish law; and

•

Tyco Ireland will assume guarantees as to payment with respect to certain indebtedness of subsidiaries of Tyco Switzerland that is, immediately prior to the completion of the Merger, also guaranteed as to payment by Tyco Switzerland, including guarantees of debt previously incurred by TIFSA, under the indentures governing our outstanding notes.

Q:	Will the Merger have an impact on our operating expenses or effective tax rate?

A:

We do not expect the Merger to have a material effect on our operating costs, including our selling, general and administrative expenses. In addition, we do not expect the Merger to materially affect our worldwide effective corporate tax rate.

Q:	Is the Merger taxable to me?

A:	As is discussed below under “Material Tax Considerations—Swiss Tax Considerations” under Swiss law, a transaction such as the Merger, which results in the migration or “exit” of a company from Switzerland, could result in the imposition of exit withholding tax. While such a tax would be a shareholder level tax, the Swiss company would be required to pay such tax to the Swiss tax authorities on behalf of the shareholders. Any such payment by the Swiss company could give rise to taxes imposed on shareholders in other countries, such as the United States, on the tax amounts deemed paid on behalf of such shareholders. We have obtained a ruling from the Swiss Federal Tax Administration to the effect that no exit withholding tax would be payable under Swiss tax laws as a result of the Merger.

Under U.S. federal income tax law, holders of Tyco Switzerland common shares generally will not recognize gain or loss as a result of the exchange of their common shares for ordinary shares of Tyco Ireland in the Merger. See “Material Tax Considerations—U.S. Federal Income Tax Considerations.”

Under Irish tax law, holders of Tyco Switzerland common shares who are not tax resident in Ireland and who do not carry on a trade in Ireland through a branch or agency to which the holding of such shares is attributable will not be subject to tax as a result of the Merger. See “Material Tax Considerations—Irish Tax Considerations.”

Q:	Has the Swiss Federal Tax Administration or the U.S. Internal Revenue Service rendered a ruling on the Merger?

A:

We have received a private letter ruling from the Swiss Federal Tax Administration setting out the circumstances under which an exit withholding tax may be payable under Swiss law as a result of the Merger. So long as the aggregate market capitalization of Tyco Switzerland calculated in accordance with the ruling does not exceed the total qualifying equity of Tyco Switzerland calculated in accordance with the ruling, no such tax would be imposed. It is a condition to the Merger that no such exit withholding tax will be payable under Swiss law as a result of the Merger. See “Summary of the Proposals—Conditions to Completion of the Merger” and “Material Tax Considerations—Swiss Tax Considerations.”

While no ruling has been or will be requested from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Merger, it is a condition to closing of the Merger that we receive an opinion from our tax counsel, McDermott Will & Emery LLP, in form and substance reasonably satisfactory to us, confirming, as of the effective date of the Merger, the matters discussed under the heading “Material Tax Considerations—U.S. Federal Income Tax Considerations,” including that neither we nor our shareholders will recognize gain or loss in the Merger. See “Summary of the Proposals—Conditions to Completion of the Merger” as well as “Material Tax Considerations—U.S. Federal Income Tax Considerations.”

Q.	Is the Merger a taxable transaction for Tyco Switzerland or Tyco Ireland?

A:

On the gain recognized upon the Merger, participation relief should be applicable, and therefore the Merger should not lead to Swiss corporate income tax consequences at the level of Tyco Switzerland. The Merger will not be a taxable transaction for Tyco Ireland.

Q:	Will there be Irish withholding tax on future dividends, if any, by Tyco Ireland?

A:

For the majority of shareholders, there will be no Irish withholding tax on dividends paid by Tyco Ireland. Whether Tyco Ireland will be required to deduct Irish dividend withholding tax from dividends paid to a shareholder will depend largely on whether that shareholder is resident for tax purposes in a “relevant territory.” A list of the “relevant territories” is included as Annex C to this proxy statement/prospectus. The information below is only a summary and does not contain all of the information that is important to you. See “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends” for a more detailed description of the Irish withholding tax on dividends.

SHARES HELD BY U.S. RESIDENT SHAREHOLDERS

Dividends paid in respect of Tyco Ireland ordinary shares that are owned by residents of the United States generally will not be subject to Irish withholding tax. For shares held beneficially, dividends will not be subject to Irish withholding tax if the address of the relevant shareholder in his, her or its broker’s records is in the United States. For shares held directly, dividends will not be subject to Irish withholding tax if the shareholder has provided a valid Irish dividend withholding tax exemption form (Form V2A, V2B or V2C) or a valid Form 6166 to Tyco Ireland’s transfer agent.

SHARES HELD BY RESIDENTS OF “RELEVANT TERRITORIES” OTHER THAN THE UNITED STATES

Dividends paid to Tyco Ireland shareholders who are residents of “relevant territories” other than the United States generally will not be subject to Irish withholding tax, provided that those shareholders provide required Irish dividend withholding tax exemption forms (Form V2A, V2B or V2C) that will allow them to receive their dividends without any Irish withholding tax. Such shareholders must provide the appropriate Irish forms to their brokers before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially) or to Tyco Ireland’s transfer agent at least seven business days before such record date (in the case of shares held directly).

SHARES HELD BY RESIDENTS OF COUNTRIES THAT ARE NOT “RELEVANT TERRITORIES”

Tyco Ireland shareholders who do not reside in “relevant territories” will be subject to Irish withholding tax (currently at the rate of 20%), though there are a number of exemptions that could apply on a case-by-case basis. Such shareholders should seek advice from their tax advisors as to whether and how they may claim such exemptions.

IMPORTANT INFORMATION FOR ALL SHAREHOLDERS ABOUT IRISH DIVIDEND WITHHOLDING TAX

Tyco Ireland will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax exemption forms. We strongly recommend that shareholders who will need to complete Irish dividend withholding tax exemption forms as described above do so and provide them to their brokers or Tyco Ireland’s transfer agent, as the case may be, as soon as possible. Shareholders who do not need to complete Irish dividend withholding tax exemption forms should ensure, however, that their residence or required U.S. tax information has been properly recorded by their brokers or provided to Tyco Ireland’s transfer agent, as the case may be. If any shareholder who is exempt from withholding receives a dividend subject to Irish dividend withholding tax, such shareholder may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Links to the Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html. Please contact your broker or your tax advisor if you have any questions regarding Irish dividend withholding tax.

Q:	Will there be Irish income tax on dividends on Tyco Ireland ordinary shares?

A:

Irish income tax may arise for non-Irish residents in respect of dividends received from Irish resident companies. However, for the majority of shareholders, there will be no Irish income tax on dividends.

Dividends paid in respect of Tyco Ireland ordinary shares owned by residents of “relevant territories” or by other shareholders that are otherwise exempt from Irish dividend withholding tax will generally not be subject to Irish income tax unless such shareholders have some connection to Ireland other than holding Tyco Ireland ordinary shares. Residents of “relevant territories” and other shareholders that are otherwise exempt from Irish dividend withholding tax who receive dividends subject to Irish withholding tax should be able to make a reclaim of the withholding tax from the Irish Revenue unless they have some connection to Ireland other than holding Tyco Ireland ordinary shares. Tyco Ireland shareholders who receive their dividends subject to Irish dividend withholding tax will generally have no further liability to Irish income tax on the dividend unless such shareholders have some other connection with Ireland.

The summary response does not address shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes, and such shareholders should seek advice from their tax advisors.

See “Material Tax Considerations—Irish Tax Considerations—Income Tax on Dividends Paid on Tyco Ireland Ordinary Shares” for a more detailed description of the Irish income tax on dividends.

Q:	Will there be an Irish stamp duty on the transfer of Tyco Ireland ordinary shares?

A:

For the majority of transfers of Tyco Ireland ordinary shares, there will be no Irish stamp duty. Under Irish stamp duty law, a stamp duty may be incurred upon certain share transfers occurring after completion of the merger. A transfer of Tyco Ireland ordinary shares from a seller who holds shares beneficially (i.e., through DTC) to a buyer who hold the acquired shares beneficially will not be subject to any stamp duty (unless the transfer involves a change in the nominee that is the record holder of the transferred shares). A transfer of Tyco Ireland ordinary shares by a seller who holds shares of record (i.e., not through DTC) to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares of record, may incur a stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher), payable by the buyer. A shareholder who holds shares of record may transfer such shares into or out of its own broker account to be held through DTC without incurring any stamp duty, provided there is no change in the ultimate beneficial ownership of such shares as a result of the transfer and at the time of the transfer there is no agreement in place for a sale of the shares.

Because of the potential Irish stamp duty on transfers of Tyco Ireland ordinary shares, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible and in any event prior to completion of the merger. We also strongly recommend that any person who wishes to acquire Tyco Ireland ordinary shares after completion of the merger acquire such shares beneficially.

We currently intend to pay (or cause one of our affiliates to pay) stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially although we reserve the ability to change this policy at any time. In other cases Tyco Ireland may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Tyco Ireland’s articles of association as they will be in effect after the merger provide that in the event of any such payment, Tyco Ireland shall be entitled to (i) seek reimbursement from the buyer, (ii) set-off the amount of the stamp duty against future dividends on such shares, and (iii) claim a first and permanent lien on the Tyco Ireland ordinary shares acquired by such buyer and any dividends paid on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Tyco Ireland ordinary shares has been paid unless one or both of such parties is otherwise notified by Tyco Ireland.

See “Material Tax Considerations—Irish Tax Considerations—Stamp Duty” for a more detailed description of the Irish stamp duty.

Q:	Under Irish law, does it matter, for tax or other reasons, whether I hold my shares “beneficially” or “of record”?

A:

Yes. In general, Tyco Ireland shareholders will hold their shares in one of two ways. Some shareholders are directly registered in their own names on Tyco Ireland’s shareholder records, as maintained by its transfer agent. In this proxy statement/prospectus, we generally refer to these shareholders as holding their shares “directly” or “of record.” Most of our shareholders will hold their shares through banks, brokers, trustees, custodians or other nominees, which in turn hold those shares through DTC. We generally refer to these shareholders as holding their shares “beneficially,” and to these banks brokers, trustees, custodians or other nominees as “brokers.”

Under Irish tax law you may be treated differently depending on whether you hold your shares “beneficially” or “of record.” Because of the potential Irish stamp duty on transfers of Tyco Ireland ordinary shares, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible and in any event prior to completion of the Merger. We also strongly recommend that any person who wishes to acquire Tyco Ireland ordinary shares after completion of the Merger acquire such shares beneficially. See “Material Tax Considerations—Irish Tax Considerations.”

Q:	What types of information and reports will Tyco Ireland make available following the Merger?

A:

After the completion of the Merger, Tyco Ireland will remain subject to the SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the New York Stock Exchange (the “NYSE”), and Tyco Ireland will continue to report Tyco’s consolidated financial results in U.S. dollars and under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as Tyco Switzerland currently does. Tyco Ireland will be permitted under Irish law to prepare and file its accounts in accordance with U.S. GAAP in respect of fiscal years until December 31, 2020. Tyco Ireland will not be required to provide shareholders with the Swiss statutory financial statements currently provided by Tyco Switzerland. Tyco Ireland will also be required to comply with any additional reporting and governance requirements of Irish law.

For so long as Tyco Ireland has a class of securities listed on the NYSE, Tyco Ireland will continue to be subject to rules regarding proxy solicitations and tender offers and the corporate governance requirements of the NYSE, the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act including, for example, independence requirements for audit and compensation committee composition, annual certification requirements and auditor independence rules, unless certain circumstances change. Tyco Ireland will also be required to disclose any significant ways in which its corporate governance practices differ from those followed by U.S. domestic companies under the NYSE’s listing standards. To the extent possible under Irish law, Tyco Ireland corporate governance practices are expected to be materially similar to those of Tyco Switzerland. See “Comparison of Rights of Shareholders.”

Q:	What are the conditions to the completion of the Merger?

A:

The Merger cannot be completed without satisfying certain conditions, the most important of which is that our shareholders approve the Merger Agreement Proposal at the Special General Meeting. In addition, there are other conditions, such as the receipt of a confirmation from the Swiss Tax Administrations that there is no exit withholding tax payable under Swiss law as a result of the Merger, the requirement to obtain authorization for listing the Tyco Ireland ordinary shares on the

NYSE, completion of required creditor calls, the registration of the Merger with the Commercial Register, and receipt of certain legal opinions. See “Summary of the Proposals—Conditions to Completion of the Merger.”

Q:	When do you expect the Merger to be completed?

A:

We intend to complete the Merger in 2014, assuming the Merger Agreement Proposal is approved at the Special General Meeting. If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied (including the approval of the relevant Swiss tax authorities), we will file an application to effect the Merger with the Commercial Register as soon as practicable following the Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger before the end of 2014.

We may decide to abandon the Merger at any time prior to the Special General Meeting, and in some circumstances, after obtaining shareholder approval at the Special General Meeting. After the Merger Agreement Proposal is approved by our shareholders, we anticipate filing the application to effect the Merger, unless one of the conditions to completing the Merger fails to be satisfied.

Q:	What will I receive for my Tyco Switzerland common shares?

A:

You will receive, as consideration in the Merger, one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share you hold immediately prior to the completion of the Merger, such Tyco Switzerland common shares being automatically cancelled on completion of the Merger.

Q:	Do I have to take any action to exchange my Tyco Switzerland common shares and receive the Tyco Ireland ordinary shares as a result of the Merger?

A:

All ordinary shares of Tyco Ireland delivered in connection with the Merger will initially be delivered in a manner that will allow the Tyco Ireland ordinary shares to be transferred through the facilities of The Depository Trust Company (the “DTC”).

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Beneficial holders of Tyco Switzerland common shares held in “street name” through a bank, broker or other nominee will not be required to take any action. Your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by your nominee without the need for any additional action on your part.

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Shareholders of record of Tyco Switzerland common shares will not be required to take any action. Your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by Tyco Ireland’s transfer agent without the need for any additional action on your part.

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If you receive ordinary shares of Tyco Ireland or choose to hold your ordinary shares in Tyco Ireland directly (i.e., not through DTC), subsequent transfers of ordinary shares may result in a stamp duty under Irish law. For more information, see “Material Tax Considerations—Irish Tax Considerations—Stamp Duty.” Therefore, each former record holder of Tyco Switzerland common shares is strongly encouraged to provide the documents and information requested by the exchange agent in a timely manner, so that your Tyco Ireland ordinary shares may be held through the facilities of DTC. For more information, see “Approval of the Merger Agreement—Exchange of Shares; Delivery of Shares to Former Record Holders.”

Q:	What happens to Tyco Switzerland’s equity-based awards at the effective time of the Merger?

A:	As of the effective time of the Merger, Tyco Ireland will adopt and assume, and become the plan sponsor of, each employee benefit and compensation plan and agreement of Tyco Switzerland.

At the effective time of the Merger, Tyco Ireland will cause all outstanding options to purchase Tyco Switzerland common shares and all outstanding awards of restricted stock units and other equity-based awards granted to our employees and directors by Tyco Switzerland or any of its subsidiaries under our equity incentive plans prior to the effective time of the Merger to entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equal number of ordinary shares of Tyco Ireland. All of such equity-based awards will generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the completion of the Merger.

Q:	Can I trade Tyco Switzerland common shares between the date of this proxy statement/prospectus and the completion of the Merger?

A:	Yes. The Tyco Switzerland common shares will continue to trade on the NYSE during this period.

Q:	After the Merger is complete, where can I trade Tyco Ireland ordinary shares?

A:

It is anticipated that the Merger will take place at a time following the close of trading on the NYSE but prior to the opening of the market on the next trading day. We expect the Tyco Ireland ordinary shares received in the Merger to be listed and traded on the NYSE under the symbol “TYC,” the same symbol under which your Tyco Switzerland common shares are currently listed and traded. Tyco Ireland currently does not intend to seek a listing on the Irish Stock Exchange.

Q:	What impact will the Merger have on Tyco’s inclusion in the Standard & Poor’s 500 index?

A:	Based on current guidelines, we do not expect Standard & Poor’s to remove our shares as a component of the Standard & Poor’s 500 stock index.

Q:	What proposals are being presented at the Special General Meeting, and what vote is required to approve each proposal?

A:

We intend to present the Merger Agreement Proposal and the Reserves Proposal at the Special General Meeting, provided that if the Merger Agreement Proposal is not approved by our shareholders, we will not present the Reserves Proposal at the Special General Meeting. The affirmative vote of at least two-thirds of the Tyco Switzerland common shares represented in person or by proxy at the meeting is required to approve the Merger Agreement Proposal, and the affirmative vote of at least a majority of the Tyco Switzerland common shares cast (in person or by proxy) at the meeting is required to approve the Reserves Proposal.

Q:	Why am I being asked to approve the Reserves Proposal?

A:

Under Irish law, dividends may only be paid (and share repurchases and redemptions must generally be funded) out of “distributable reserves,” which Tyco Ireland will not have immediately following the completion of the Merger. See “Proposal to Create Distributable Reserves of Tyco Ireland.”

You are being asked to approve the creation of distributable reserves of Tyco Ireland (through the reduction of the share premium account of Tyco Ireland) to facilitate Tyco Ireland to be able to make distributions, to pay dividends or repurchase or redeem its ordinary shares after the Merger.

In addition, the creation of distributable reserves of Tyco Ireland by way of a capital reduction of Tyco Ireland requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court. See “Risk Factors” and “Proposal to Create Distributable Reserves of Tyco Ireland.”

As of April 30, 2014, the Board had authorized Tyco Switzerland to repurchase an aggregate of up to $2.0 billion of its common shares. If the Merger Agreement Proposal is approved and the Merger is consummated, Tyco Ireland will be authorized to repurchase its ordinary shares up to an aggregate amount equaling the difference between $2.0 billion and the aggregate amount of share repurchases conducted by Tyco Switzerland prior to the consummation of the Merger, with no expiration date for such authorization. The creation of distributable reserves is a prerequisite for Tyco Ireland to be able to repurchase its ordinary shares.

The capital reduction is not a prerequisite for Tyco Ireland to be able to satisfy the obligation to pay the remaining installment of the dividend approved at the 2014 annual general meeting of Tyco Switzerland shareholders that remain unpaid at the time of the Merger in respect of Tyco shares issued at the time of the Merger, all such payments being liabilities of Tyco Switzerland.

Q:	What will happen if the Reserves Proposal is not approved?

A:

The approval of the Reserves Proposal is not a condition to the completion of the Merger. Accordingly, if shareholders of Tyco Switzerland approve the Merger Agreement Proposal, but do not approve the Reserves Proposal, and the Merger is completed, Tyco Ireland may not have sufficient distributable reserves to make distributions, to pay dividends or repurchase or redeem its shares after the Merger.

Q:	Why do I have more than one Special General Meeting proxy card?

A:

You may have multiple Special General Meeting proxy cards if you hold your Tyco Switzerland common shares in different ways or accounts (for example, 401k accounts, joint tenancy, trusts, custodial accounts) or in multiple accounts. If your Tyco Switzerland common shares are held by a broker (in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards or otherwise vote your proxy as indicated in the materials you receive from your broker. You should vote your proxy for each separate account you have.

Q:	How many votes do I have?

A:	Every holder of Tyco Switzerland common shares on the record date, July 25, 2014, will be entitled to one vote per share for each matter presented at the Special General Meeting.

Q:	What is the difference between a shareholder of record and a beneficial owner?

SHAREHOLDER OF RECORD

If your Tyco Switzerland common shares are registered directly in your name in our share register maintained on our behalf by Broadridge Corporate Issuer Solutions, Inc., our transfer agent (the “Transfer Agent”), you are a “shareholder of record” and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the independent proxy (see “How do I appoint and vote via an independent proxy?” below) named in the proxy card, to grant a written proxy to any person (who does not need to be a shareholder), or to vote in person at the Special General Meeting. We have enclosed a proxy card for you to use in which you can elect to appoint the independent proxy as your proxy.

BENEFICIAL OWNER

If your Tyco Switzerland common shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of Tyco Switzerland common shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those common shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Tyco Switzerland common shares and are also invited to attend the Special General Meeting. However, since you are not the shareholder of record, you may only vote these Tyco Switzerland common shares in person at the Special General Meeting if you follow the instructions described below under the heading “How do I attend the Special General Meeting?” and “How do I vote if I am a beneficial owner?” Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee as to how to vote your Tyco Switzerland common shares, which may contain instructions for voting by telephone or electronically.

Q:	Who is entitled to vote?

SHAREHOLDERS OF RECORD

All shareholders registered in our share register at the close of business (Eastern Time) on the record date, July 25, 2014, are entitled to vote on the matters set forth in this proxy statement/prospectus and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See “I am a Tyco Switzerland shareholder of record. How do I become registered as a shareholder with voting rights?”

Shareholders who purchase our shares and, upon application, become registered as shareholders with respect to such shares after July 25, 2014, but on or before September 2, 2014, and who wish to vote those shares at the Special General Meeting, will need to obtain a proxy, executed in their favor, from the registered holder of those shares as of July 25, 2014 to vote their shares in person at the Special General Meeting. Shareholders of record (as opposed to beneficial owners) as of July 25, 2014 who have sold their shares prior to the Special General Meeting are not entitled to vote those shares.

BENEFICIAL OWNERS

Beneficial owners whose banks, brokers or other nominees are shareholders registered in our share register with respect to the beneficial owners’ Tyco Switzerland common shares at the close of business (Eastern Time) on the record date, July 25, 2014, are entitled to vote on the matters set forth in this proxy statement/prospectus and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See “I am a Tyco Switzerland shareholder of record. How do I become registered as a shareholder with voting rights?”

Q:

What if I am the record holder owner of Tyco Switzerland common shares at the close of business on the record date, but sell or otherwise transfer all or some portion of those Tyco Switzerland common shares before the Special General Meeting?

A:	Shareholders of record (as opposed to beneficial owners) as of the record date who have sold their shares prior to the Special General Meeting are not entitled to vote those shares.

Q:	I am a Tyco Switzerland shareholder of record. How do I become registered as a shareholder with voting rights?

A:	If you are a Tyco Switzerland shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

Q:	What vote does the Board recommend?

A:	The Board has unanimously approved the Merger Agreement and recommends that shareholders vote “FOR” the Merger Agreement Proposal and “FOR” the Reserves Proposal.

Q:	How do I vote if I am a shareholder of record?

A:	If you are a shareholder of record, you can vote in the following ways:

By Internet: If you are a shareholder of record, you can vote over the Internet at www.proxyvote.com by following the instructions on the enclosed proxy card.

By Mail: If you are a shareholder of record, you can vote by completing the enclosed proxy card and then signing, dating and mailing the card in the enclosed postage-paid envelope.

At the Special General Meeting: If you are a shareholder of record planning to attend the Special General Meeting and wish to vote your Tyco Switzerland common shares in person, we will give you a ballot at the meeting.

Q:	How do I vote if I am a beneficial owner?

A:	If you are a beneficial owner of Tyco Switzerland common shares, you can vote in the following ways:

General: If you beneficially own your Tyco Switzerland common shares, you can vote by following the instructions on the voting instruction card provided by your bank, broker or other nominee with these proxy materials.

At the Special General Meeting: Shareholders who beneficially own their Tyco Switzerland common shares in street name are not able to vote at the Special General Meeting unless they have a “legal proxy,” executed in their favor, from the shareholder of record of their shares (i.e. their broker, bank or other nominee).

Q:	Can I vote by telephone?

A:

If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial shareholder, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Q:	How do I vote by proxy?

A:

As a result of recently-enacted Swiss regulations, shareholders may no longer appoint company officers as proxies. However, shareholders of record may appoint the independent proxy to vote their shares by proxy.

Q:	What is the role of the independent proxy at the Special General Meeting?

A:

The independent proxy serves as a voting proxy at the Special General Meeting for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the Special General Meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder.

Q:	How do I appoint and vote via the independent proxy?

A:

If you are a shareholder of record with voting rights, you may authorize the independent proxy, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zurich, Switzerland, to vote your Tyco Switzerland common shares on your behalf either by (1) voting electronically over the Internet at www.proxyvote.com by following the instructions on the enclosed proxy card or (2) completing the enclosed proxy card and then signing, dating and mailing the card in the enclosed postage-paid envelope. If you do not provide specific voting instructions, you instruct the independent proxy, as indicated on your proxy card, to vote your shares in accordance with the recommendations of the Board.

If any modifications to agenda items or proposals identified in the Notice of Special General Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Special General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board.

Whether or not you plan to attend the Special General Meeting, we urge you to submit your proxy. Submitting your vote electronically or returning the proxy card will not affect your right to attend the Special General Meeting. You must vote over the Internet or return your proxy cards to the address and by the times and dates set forth below under “Submitting your proxy to the independent proxy” in order for your vote to be counted.

Q:	How do I attend the Special General Meeting?

A:

All Tyco Switzerland shareholders are invited to attend and vote at the Special General Meeting. For admission to the Special General Meeting, shareholders should bring a form of photo identification to the Shareholders check-in area at the meeting, where their ownership will be verified. Those who beneficially own Tyco Switzerland common shares are requested to obtain a “legal proxy” executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you should also bring account statements or letters from their banks or brokers showing that they own Tyco Switzerland common shares as of the record date. Beneficial owners should also see “How do I vote if I am a beneficial owner?” above for additional requirements if they intend to vote at the Special General Meeting. Registration will begin at 2:00 pm Central European Time and the Special General Meeting will begin at 3:00 pm Central European Time.

Q:	May I change or revoke my vote after I return my proxy or voting instruction card?

A:	You may change your vote before it is exercised by:

•	Submitting another proxy card (or voting instruction card if you beneficially own your common shares) with a later date;

•	If you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Special General Meeting;

•	If you voted by the Internet, submitting subsequent voting instructions through the Internet; or

•	If you have completed and returned your proxy card to the independent proxy, you should send a revocation letter, and new proxy, if applicable, directly to:

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

or, to the independent proxy:

Bratschi Wiederkehr & Buob, Attorneys-at-Law

Attention: Harald Maag

Bahnhofstrasse 70

P.O. Box 1130

CH-8021 Zürich

Switzerland

Fax +41 58 258 1099

Q:	Are Tyco Switzerland shareholders able to exercise appraisal rights?

A:

Yes. If your Tyco Switzerland common shares are registered in your name, you can exercise your appraisal rights under Article 105 of the Swiss Merger Act. For this purpose, under Swiss law a lawsuit must be filed against the entity surviving the Merger for the examination of equity and membership interests. The suit must be filed within two months after the registration of the Merger is published in the Swiss Official Gazette of Commerce. An appraisal suit can be filed by shareholders who vote against the Merger Agreement Proposal, who abstain from voting, or who do not participate in the shareholders meeting approving the Merger Agreement Proposal. A shareholder who votes in favor of the approval of the Merger Agreement Proposal may also be able to file a suit. Swiss law provides that, if a suit is filed, the court will determine the compensation, if any, that it considers adequate. Because shareholders will receive, as consideration in the Merger, Tyco Ireland ordinary shares on a one-for-one basis and all of the assets and liabilities of Tyco Switzerland as a result of the completion of the Merger will be transferred by operation of law to Tyco Ireland, we believe that the equity and membership interests of Tyco Switzerland shareholders are adequately safeguarded. If a claim by one or more shareholders of Tyco Switzerland is successful, all of the shareholders who held Tyco Switzerland common shares at the time of the effectiveness of the Merger would receive the same compensation. The filing of an appraisal suit will not prevent the completion of the Merger.

If you are a beneficial owner and your Tyco Switzerland common shares are held in “street name” by a broker or custodian, you should consult with your broker or custodian. For more information about appraisal rights, see “Approval of the Merger Agreement—Appraisal Rights.”

Q:	How many Tyco Switzerland common shares can vote at the Special General Meeting?

A:

Our common shares are our only class of voting stock. As of the close of business on June 30, 2014, there were 448,830,279 common shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Time) on the record date will not be entitled to attend, vote at or grant proxies to vote at, the Special General Meeting. See “I am a Tyco Switzerland shareholder of record. How do I become registered as a shareholder with voting rights?” Shares duly represented (in person or by proxy) at the Special General Meeting will be entitled to one vote per share for each matter presented at the

Special General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Time) on the record date and who are registered with voting rights may vote in person at the Special General Meeting as discussed under “How do I vote if I am a shareholder of record?” Shareholders who beneficially own their Tyco Switzerland common shares as of the close of business (Eastern Time) on the record date may vote in person at the Special General Meeting as discussed under “How do I vote if I am a beneficial owner?”

Q:	What constitutes a quorum?

A:

Our Swiss articles of association provide that all resolutions and elections made at a shareholders’ meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions, broker non-votes, blank or invalid ballots regarded as present for purposes of establishing the quorum.

Q:	What is the effect of broker non-votes and abstentions?

A:

A broker non-vote occurs when a broker holding Tyco Switzerland common shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your Tyco Switzerland common shares with respect to “routine” matters, they do not have discretionary power to vote your Tyco Switzerland common shares on “non-routine” matters pursuant to NYSE rules. We believe that the Merger Agreement Proposal and the Reserves Proposal will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your Tyco Switzerland common shares with respect to the Merger Agreement Proposal or the Reserves Proposal unless the broker receives appropriate instructions from you.

Shares owned by shareholders electing to abstain from voting, broker non-votes, blank and invalid votes with respect to any agenda item will be regarded as represented at the meeting and counted towards the determination of the majority required to approve the Merger Agreement Proposal. Therefore, abstentions will have the effect of an “AGAINST” vote on the Merger Agreement Proposal. With respect to the “Reserve Proposal,” Tyco Switzerland common shares abstaining from voting, broker non-votes, blank and invalid votes will have no effect on the outcome of the vote.

Q:	How will my Tyco Switzerland common shares be voted if I do not specify how they should be voted?

A:

If you submit a proxy and do not provide specific voting instructions, you instruct the independent proxy to vote your Tyco Switzerland common shares in accordance with the recommendations of the Board.

If any modifications to agenda items or proposals identified in the Notice of Special General Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Special General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board. We do not presently know of any other business.

Q:	If shareholders approve the Merger Agreement Proposal, what happens next?

A:

If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied, we will file an application to effect the Merger with the Commercial Register as soon as practicable following the

Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger in the second half of 2014.

Q:	Who is soliciting my proxy?

A:	Proxies are being solicited by the Board.

Q:	Who is paying for the cost of this proxy solicitation?

A:

We are paying the costs of soliciting proxies. Upon request, we will reimburse brokers, dealers, banks, trusts and other nominees, for reasonable expenses incurred by them in forwarding the proxy materials to beneficial owners of Tyco Switzerland common shares.

In addition to soliciting proxies by mail, the Board, our officers and employees, or our transfer agent, may solicit proxies on our behalf, personally or by telephone. Tyco Switzerland has retained MacKenzie Partners, Inc., for a fee of $9,500, plus expenses, to aid in the solicitation of proxies from its shareholders and to verify certain records related to the solicitations.

Q:	Who will count the votes?

A:	Representatives from Broadridge Financial Solutions will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Special General Meeting.

Q:	Whom should I call if I have questions about the Special General Meeting or the Merger?

A:	You should contact our proxy solicitor at:

MacKenzie Partners, Inc.

105 Madison Ave., 17th Floor

New York, NY 10016

(800) 322-2885

Submitting your proxy to the independent proxy

Shareholders of record wishing to instruct the independent proxy should vote over the Internet or complete, sign and return the proxy card as soon as possible to appoint the independent proxy. In order to assure that your proxy is received in time to be voted at the meeting by the independent proxy, you must either (1) vote electronically over the Internet at www.proxyvote.com by following the instructions on the proxy card prior to noon (Eastern Time) on September 8, 2014, the business day prior to the Special General Meeting, or (2) complete the enclosed proxy card and then sign, date and mail the card in the enclosed postage-paid envelope such that it is received at the address set forth below by the time specified below.

UNITED STATES:

By noon, Eastern Time, on September 8, 2014, the business day prior to the Special General Meeting, by mail at:

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Or, directly to the independent proxy:

By 5:00 p.m., Central European Time, on September 8, 2014, the business day prior to the Special General Meeting, by hand or mail at:

Bratschi Wiederkehr & Buob, Attorneys-at-Law

Attention: Harald Maag

Bahnhofstrasse 70

P.O. Box 1130

CH-8021 Zürich

Switzerland

Fax +41 58 258 1099

If your Tyco Switzerland common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Tyco Switzerland common shares on your behalf.

SUMMARY OF THE MERGER

This summary highlights selected information from this proxy statement/prospectus. It does not contain all of the information that is important to you. To understand the Merger more fully, and for a more complete legal description of the Merger, you should read carefully the entire proxy statement/prospectus, including the Merger Agreement attached as Annex A to this proxy statement/prospectus and the proposed articles of association of Tyco Ireland to be effective as of completion of the Merger attached as Annex B to this proxy statement/prospectus, which will govern Tyco Ireland, the company whose shares you will own after the completion of the Merger. We encourage you to read those documents. Unless otherwise indicated, currency amounts in this proxy statement/prospectus are stated in U.S. dollars.

Parties to the Merger

Tyco Switzerland. Tyco Switzerland is a company organized under the laws of Switzerland, with its registered and principal office located at Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland.

Tyco Switzerland is a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Its broad portfolio of products and services, sold under well-known brands such as Tyco, SimplexGrinnell, Sensormatic, Wormald, Ansul, Simplex, Grinnell, Scott and ADT (in jurisdictions outside of North America) serve security, fire detection and suppression and life safety needs across commercial, industrial, retail, institutional and governmental markets, as well as the residential and small business markets outside of North America.

Tyco Ireland. Tyco Ireland is a newly-formed Irish public limited company and is currently wholly owned by Tyco Switzerland through seven nominee shareholders that hold the entire issued share capital in trust for Tyco Switzerland to satisfy Irish legal requirements with respect to the shareholding structure of an Irish public limited company. Tyco Ireland has only nominal assets and capitalization, has no financial or operating history of its own and has not engaged in any business or other activities other than in connection with its formation, entry into the Merger Agreement and related transactions. Pursuant to the Merger Agreement, Tyco Switzerland will merge with and into Tyco Ireland, with Tyco Ireland surviving the Merger and Tyco Switzerland being dissolved without liquidation. The principal executive offices of Tyco Ireland are located at Melbourn Road, Bishopstown, Co. Cork, Ireland, and the telephone number at that address is 353-21-423-5000.

The Merger

You are being asked to approve the Merger Agreement, pursuant to which Tyco Switzerland, our current Swiss holding company, would change its jurisdiction of organization from Switzerland to Ireland. If the Merger Agreement Proposal is approved by our shareholders, Tyco Switzerland would merge with and into Tyco Ireland, a newly-formed Irish public limited company and direct subsidiary of Tyco Switzerland, with Tyco Ireland surviving the Merger. Pursuant to the Merger Agreement, each shareholder of Tyco Switzerland (except for Tyco Switzerland or any of its subsidiaries) will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held immediately prior to the effectiveness of the Merger and each Tyco Switzerland common share (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Switzerland) will, on completion of the Merger, be cancelled and cease to exist. The Merger will result in Tyco Ireland becoming our publicly-traded parent company and changing the jurisdiction of organization of Tyco from Switzerland to Ireland.

The Merger will be effected pursuant to the Merger Agreement. A copy of the Merger Agreement is attached hereto and is part of this proxy statement/prospectus as Annex A.

Following the Merger, you will own an interest in Tyco Ireland, the parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Tyco Switzerland before the Merger. The number of ordinary shares you will own in Tyco Ireland immediately after the completion of the Merger will be the same as the number of Tyco Switzerland common shares you owned immediately prior to the Merger, and your relative economic interest in Tyco will remain unchanged.

Many of the principal attributes of Tyco Switzerland’s common shares and Tyco Ireland’s ordinary shares will be similar. However, if the Merger is completed, your future rights under Irish corporate law as a holder of Tyco Ireland ordinary shares will differ from your current rights under Swiss corporate law as a holder of Tyco Switzerland common shares. The legal system governing corporations organized under Irish law differs from the legal system governing corporations organized under Swiss law. As a result, we are unable to adopt governing documents for Tyco Ireland that are identical to the governing documents for Tyco Switzerland. Notwithstanding the differences in the governing documents between Tyco Ireland and Tyco Switzerland, we believe that Irish law and the proposed memorandum and articles of association of Tyco Ireland adequately safeguard the rights of shareholders. See “Comparison of Rights of Shareholders.” A copy of Tyco Ireland’s proposed memorandum and articles of association is attached as Annex B to this proxy statement/prospectus. We believe that these changes (1) either are required by Irish law or otherwise result from differences between the corporate laws of Ireland and the corporate laws of Switzerland, and (2) relate to the change of the jurisdiction of organization of the publicly-traded parent of Tyco from Switzerland to Ireland.

Upon completion of the Merger, Tyco Ireland will remain subject to the SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and Tyco Ireland will continue to report Tyco’s consolidated financial results in U.S. dollars and under U.S. GAAP. Upon the completion of the Merger, Tyco Ireland must also comply with any additional reporting and governance requirements of Irish law.

We intend to complete the Merger in 2014 following the approval of the Merger Agreement Proposal at the Special General Meeting. If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied (including the approval of the relevant Swiss tax authorities), we will file an application to effect the Merger with the Commercial Register as soon as practicable following the Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger by the end of 2014.

Reasons for the Merger

After careful consideration, the management and board of directors of Tyco Switzerland are recommending to shareholders that the company change its domicile to Ireland. We believe the move is in the best long-term interest of the company and its shareholders.

The principal reason for recommending the change in domicile is the uncertainty created by the shifting regulatory environment in Switzerland, which is in part due to the approval of ballot initiatives by Swiss voters. In Switzerland, if a ballot initiative is approved by voters, it is adopted into the Swiss federal constitution without a preceding parliamentary process, which results in unpredictability in the Swiss legal system. During 2013, eleven public votes on initiatives for the amendment of the Swiss federal constitution and referendums on federal statutes were held at the federal level, with voters approving six proposals, including the initiative on executive compensation and other corporate governance matters. More recently, Swiss voters approved an initiative imposing caps on immigration.

As a result of the Minder Initiative, Swiss law now directly subjects our directors to potential criminal liability, including for certain compensation decisions considered routine in other jurisdictions, and imposes additional shareholder voting requirements that are inconsistent with SEC requirements. Swiss law also prohibits certain incentive and severance compensation practices that we consider important in order to provide market-based compensation to current and prospective executives and directors in our industry, that are also competitive when compared to that provided by our peers.

We believe these new laws, and the uncertainties about their application and enforcement, place Tyco at a competitive disadvantage. In addition, we believe the changes mandated by the Minder Initiative will impair the flexibility that our Board currently enjoys and could be confusing to shareholders. Tyco’s current corporate governance structure, set forth in our Board Governance Principles, includes principles and practices that we believe represent best practices tailored to our unique circumstances. We are firmly committed to these principles and practices wherever the company is based. Our concern with the changes in Swiss law is the restrictive nature of the new regulations as well as ongoing uncertainty about how the laws will be applied and enforced. During 2013 and 2014, our management and the Board conducted a comprehensive review of jurisdictions due to these concerns, including at meetings of the Board and its committees held in May, July and December 2013 and in May 2014.

Based upon such review, we believe that the legal and regulatory systems in Ireland will provide us certain advantages over the comparative systems in Switzerland. We anticipate that having our publicly-traded parent company incorporated in Ireland will provide us the following benefits:

¡

Swiss law provides that amendments to the Swiss federal constitution can be put to a vote by the people at the initiative of Swiss citizens who obtain a requisite number of signatures. If such an initiative is approved by the requisite majority, the proposed constitutional amendment becomes part of the Swiss federal constitution without further parliamentary process. The Swiss federal parliament is then mandated to implement the constitutional amendment approved by the Swiss people in a federal statute. On an interim basis, the Swiss federal council, Switzerland’s executive branch of government, may also be given the authority to implement the constitutional amendment through regulations until adoption of the definitive federal statute. We believe this process results in unpredictability in the Swiss legal system. The same system does not exist in Ireland, which we believe makes the legal and regulatory system in Ireland more predictable than Switzerland.

¡

Incorporation of our publicly-traded parent company in Ireland would enable us to benefit by being subject to a legal and regulatory structure in a jurisdiction with a well-developed legal system and corporate law with established standards of corporate governance.

¡

Ireland is a common law jurisdiction, which is more consistent with the legal system in the United States and which we believe is less prescriptive and more flexible than civil law jurisdictions such as Switzerland. We believe that this flexibility could be beneficial to us in structuring acquisitions, paying dividends, administering corporate functions and other corporate governance matters.

¡

Ireland is a full member of the European Union and enjoys the benefits of its single market and single currency, which we believe will provide opportunities for conducting our business and hiring and retaining employees. Additionally, similar to Switzerland, Ireland has a developed, stable and internationally competitive tax regime and one of the most extensive double tax treaty networks in the world, including access to European Union treaties, which we believe will allow us to conduct our operations in a tax-efficient manner.

¡

The legal requirements we will be subject to as a company incorporated in Ireland, listed on the NYSE and subject to SEC disclosure and shareholder voting requirements strike the right balance between robust external governance oversight and regulation of our executive and director pay practices and the ability of our compensation committee consisting of independent directors to determine executive compensation to provide incentives to our executive management and to offer competitive salaries and benefits.

¡

We believe that this balance will be negatively impacted in Switzerland as a result of the Minder Initiative, which prohibits certain severance compensation practices, advance compensation practices and incentive commissions in connection with the sale and purchase of businesses that we believe puts us at a competitive disadvantage to attract and retain executive talent. The regulations that became effective January 1, 2014 also provide for potential criminal liability for directors and members of executive management. As a result, we believe our ability to attract and retain executive talent and directors will be enhanced as an Irish company.

Although we expect that the Merger should provide us the benefits described above, the Merger will expose Tyco and its shareholders to some risks:

¡	the risk that the potential benefits described above sought in the Merger may not be realized;

¡	the possibility of uncertainty created by the Merger, the change in our jurisdiction of organization, and being incorporated in a member state of the European Union;

¡	the fact that Irish corporate law imposes different and additional obligations on us and our shareholders;

¡	the fact that we expect to incur costs to complete the Merger;

¡	the diversion of management’s time and attention; and

¡	other risks related to the change in our jurisdiction of organization to Ireland discussed in the discussion under “Risk Factors.”

The Board has considered both the potential advantages of, and the risks associated with, the Merger and has unanimously approved the Merger Agreement and recommends that shareholders vote to approve the Merger Agreement Proposal. See “Approval of the Merger Agreement—Background and Reasons for the Merger” for further information.

Conditions to Completion of the Merger

The Merger will not be completed unless the following conditions, among others, are satisfied:

¡	the Merger Agreement Proposal is approved by the requisite vote of our shareholders;

¡	Tyco Switzerland has completed its required creditor calls and received a confirmatory report from the statutory auditor regarding such calls;

¡	any statutory, court or official prohibition to complete the Merger shall have expired or been terminated;

¡	all consents and/or waivers of any third party required of Tyco Switzerland to complete the Merger shall have been obtained;

¡	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto shall be in effect;

¡	the Tyco Ireland ordinary shares to be issued pursuant to the Merger are authorized for listing on the NYSE, subject to official notice of issuance;

¡	Tyco Ireland shall have entered into all agreements required by the DTC for the Tyco Ireland ordinary shares to be eligible for deposit and clearing;

¡

Tyco receives an opinion from McDermott Will & Emery LLP, in form and substance reasonably satisfactory to Tyco, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—U.S. Federal Income Tax Considerations”;

¡

Tyco Switzerland receives an opinion from Arthur Cox, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—Irish Tax Considerations”;

¡

Tyco Switzerland receives an opinion from PricewaterhouseCoopers AG, Switzerland, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—Swiss Tax Considerations”;

¡	all Swiss legal preconditions necessary for the filing of the application for the entry of the Merger in the Commercial Register shall have been satisfied; and

¡	there shall be a confirmation from the appropriate Swiss tax authority that no exit withholding tax is payable under Swiss law as a result of the Merger.

The Merger Agreement provides that we may decide to abandon the Merger at any time prior to the Special General Meeting, and in some circumstances, after obtaining shareholder approval at the Special General Meeting. After the Merger Agreement Proposal is approved by our shareholders, we anticipate filing the application to effect the Merger, unless one of the conditions to completing the Merger fails to be satisfied. See “Risk Factors—We may choose to abandon the Merger.”

In addition, the expected timing for the completion of the Merger may be impacted by other conditions described in this proxy statement/prospectus.

Effective Time

If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied, we will file an application to effect the Merger with the Commercial Register as soon as practicable following the Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger by the end of 2014.

Distributable Reserves

Under Irish law, dividends may only be paid (and share repurchases and redemptions must generally be funded) out of “distributable reserves,” which Tyco Ireland will not have immediately following the closing of the Merger. The creation of distributable reserves of Tyco Ireland by way of a capital reduction of Tyco Ireland requires the approval of the Irish High Court and, in connection with seeking such court approval, we are asking Tyco Switzerland shareholders to approve the creation of distributable reserves for Tyco Ireland (through the reduction of the share premium account of Tyco Ireland).

The approval of the Irish High Court is expected within approximately six to twelve weeks following the closing of the Merger. We are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves. However, the issuance of the required order is a matter for the discretion of the Irish High Court. There will also be no guarantee that the approval of the Reserves Proposal by Tyco Switzerland shareholders will be obtained. In the event that distributable reserves of Tyco Ireland are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as the group has created sufficient distributable reserves from its trading activities.

As of April 30, 2014, the Board had authorized Tyco Switzerland to repurchase up to $2.0 billion of its common shares. If the Merger Agreement Proposal is approved and the Merger is consummated, Tyco Ireland will be authorized to repurchase its ordinary shares up to an aggregate amount equaling the difference between $2.0 billion and the aggregate amount of share repurchases conducted by Tyco Switzerland prior to the consummation of the Merger, with no expiration date for such authorization. The creation of distributable reserves is a prerequisite for Tyco Ireland to be able to repurchase its ordinary shares.

The capital reduction is not a prerequisite for Tyco Ireland to be able to satisfy the obligation to pay the remaining installments of the dividend approved at the 2014 annual general meeting of Tyco Switzerland shareholders that remain unpaid at the time of the Merger in respect of Tyco shares issued at the time of the Merger, all such payments being liabilities of Tyco Switzerland.

Interests of Directors and Executive Officers in the Merger

You should be aware that some of our executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of our other shareholders. Tyco Ireland and one or more of its subsidiaries will, to the extent permitted by Irish law, enter into indemnity agreements with those directors and executive officers who currently have indemnity agreements with Tyco Switzerland, upon terms substantially similar to the Tyco Switzerland agreements to the extent permitted by Irish law. However, no change of control payments or additional compensation will be payable to our directors or executive officers in connection with the Merger.

Regulatory Approvals

We are not aware of any governmental approvals or actions that are required to complete the Merger other than compliance with U.S. federal and state securities laws, various provisions of Swiss law and Irish corporate law.

The creation of distributable reserves of Tyco Ireland, which involves a reduction of Tyco Ireland’s share premium, also requires the approval of the Irish High Court. See “Proposal to Create Distributable Reserves of Tyco Ireland.”

Material Tax Considerations

Swiss Taxes. For Swiss tax resident individual shareholders holding their common shares of Tyco Switzerland as private assets (Privatvermögen) the Merger will be tax neutral for Swiss federal, cantonal and communal income tax purposes provided that Tyco Ireland’s equity that can be distributed to Swiss individual shareholders without Swiss income tax consequences does not exceed Tyco Switzerland’s income tax free distributable equity (i.e., the sum of the nominal capital plus qualifying reserves from capital contributions) at the time of the exit.

U.S. Federal Income Taxes. Under U.S. federal income tax law, holders of Tyco Switzerland common shares generally will not recognize gain or loss as a result of the exchange of their common shares for ordinary shares of Tyco Ireland in the Merger.

Irish Taxes. Under Irish tax law, holders of Tyco Switzerland common shares who are not tax resident in Ireland and who do not carry on a trade in Ireland through a branch or agency to which the holding of such shares is attributable will not be subject to tax as a result of the Merger.

Irish Stamp Duty. Under Irish law, stamp duty is levied on transfers of shares in an Irish incorporated company at 1% of the price paid (or the market value of the acquired shares if higher). For the majority of transfers of Tyco Ireland ordinary shares, there will not be any Irish stamp duty. Irish stamp duty, if any, becomes payable in respect of share transfers occurring after completion of the Merger. A transfer of Tyco Ireland ordinary shares from a seller who holds shares beneficially (i.e., through DTC) to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty (unless the transfer involves a change in the nominee that is the record holder of the transferred shares). A transfer of Tyco Ireland ordinary shares by a seller who holds shares directly (i.e. not through DTC) to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty.

A shareholder who directly holds shares may transfer those shares into his or her own broker account to be held through the DTC without giving rise to Irish stamp duty provided that the shareholder has confirmed to Tyco Ireland’s transfer agent that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and at the time of the transfer there is no agreement in place for a sale of the shares.

Because of the potential Irish stamp duty on transfers of Tyco Ireland ordinary shares, we strongly recommend that all shareholders of record of Tyco Switzerland transfer their Tyco Switzerland common shares into brokerage accounts as soon as possible and in any event prior to completion of the Merger. We also strongly recommend that any person who wishes to acquire Tyco Ireland ordinary shares after completion of the Merger acquire such shares beneficially. We currently intend to pay (or cause one of our affiliates to pay) the stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Tyco Ireland may, in its absolute discretion, pay (or cause one of its affiliates to pay) any stamp duty. Tyco Ireland’s articles of association as they will be in effect after the merger provide that in the event of any such payment, Tyco Ireland shall be entitled to (i) seek reimbursement from the buyer, (ii) set-off the amount of the stamp duty against future dividends on such shares, and (iii) claim a first and permanent lien on the Tyco Ireland ordinary shares acquired by such buyer and any dividends paid on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Tyco Ireland ordinary shares has been paid unless one or both of such parties is otherwise notified by Tyco Ireland.

Please refer to “Material Tax Considerations” for a description of the material U.S. federal income tax and the material Swiss and Irish tax consequences of the Merger to Tyco Switzerland and its shareholders. Determining the actual tax consequences of the Merger to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Merger to you.

Rights of Shareholders

Many of the principal attributes of Tyco Switzerland’s common shares and Tyco Ireland’s ordinary shares will be similar. However, if the Merger is completed, your future rights under Irish corporate law as a holder of Tyco Ireland ordinary shares will differ from your current rights under Swiss corporate law as a holder of Tyco Switzerland common shares. In addition, Tyco Ireland’s proposed articles of association differ in some respects from Tyco Switzerland’s articles of association and organizational regulations. Notwithstanding the differences in the governing documents between Tyco Switzerland and Tyco Ireland, we believe that Irish law and both the Tyco Ireland articles of association as a whole adequately safeguard the rights of Tyco Switzerland shareholders. See “Comparison of Rights of Shareholders.” A copy of Tyco Ireland’s proposed articles of association to be adopted prior to the Merger is attached as Annex B to this proxy statement/prospectus.

Exchange of Shares

Your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by your bank or broker or other nominee if you are currently a beneficial holder of Tyco Switzerland common shares in “street name,” with no need for any additional action on your part. Your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by Tyco Ireland’s transfer agent if you are currently a shareholder of record, with no need for additional action on your part. See “Approval of the Merger Agreement—Exchange of Shares; Delivery of Shares to Former Record Holders” for further information.

Stock Exchange Listing

We expect that immediately following the Merger, the Tyco Ireland ordinary shares will be listed on the NYSE under the symbol “TYC,” the same symbol under which Tyco Switzerland common shares are currently listed. Tyco Ireland currently does not intend to seek a listing on the Irish Stock Exchange.

Appraisal Rights

Tyco Switzerland shareholders whose common shares are registered in their names can exercise appraisal rights under Article 105 of the Swiss Merger Act. For this purpose, under Swiss law a lawsuit must be filed against the entity surviving the Merger for the examination of the equity and membership interests in connection with the Merger. The suit must be filed within two months after the registration of the Merger is published in the Swiss Official Gazette of Commerce. An appraisal suit can be filed by shareholders who vote against the Merger Agreement Proposal, who abstain from voting, or who do not participate in the shareholders’ meeting approving the Merger Agreement Proposal. A shareholder who votes in favor of the approval of the Merger Agreement Proposal may also be able to file a suit. Under Swiss law, if a suit is filed, the court will determine the compensation, if any, that it considers adequate. Because shareholders will receive, as consideration in the Merger, Tyco Ireland ordinary shares on a one-for-one basis and all of the assets and liabilities of Tyco Switzerland as a result of the completion of the Merger will be transferred by operation of law to Tyco Ireland, we believe that the equity and membership interests of Tyco Switzerland shareholders are adequately safeguarded.

If a claim by one or more shareholders of Tyco Switzerland is successful, all of the shareholders of Tyco Switzerland who held Tyco Switzerland common shares at the time of the effectiveness of the Merger would receive the same compensation. The filing of an appraisal suit does not prevent completion of the Merger.

Beneficial owners whose Tyco Switzerland common shares are held in “street name” should consult with their broker or custodian.

Accounting Treatment of the Merger under U.S. GAAP

The Merger will represent a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Tyco Switzerland will be reflected at their carrying amounts in the accounts of Tyco Ireland at the effective time of the Merger.

Market Price and Dividend Information

On May 1, 2014, the last trading day before the public announcement of the Merger, the closing price of the Tyco Switzerland common shares on the New York Stock Exchange was $40.77 per share. On July 24, 2014, the last practicable date before the date of this proxy statement/prospectus, the closing price of the Tyco Switzerland common shares was $44.81 per share.

On March 5, 2014, at our annual general meeting, our shareholders approved an aggregate dividend in the amount of $0.72 per share to be paid in four quarterly installments of $0.18 in May 2014, August 2014, November 2014 and February 2015. The first dividend installment was paid by Tyco Switzerland on May 21, 2014. We currently anticipate completing the Merger by the end of 2014. The dividend payments approved by our shareholders at the 2014 annual general meeting are legal obligations, and Tyco Ireland will be obligated under the Merger Agreement to pay all such dividend installments that remain unpaid at the time of the completion of the Merger as part of its assumption of all of the liabilities of Tyco Switzerland. Notwithstanding the Merger, as long as you are a holder of Tyco shares issued at the time of the Merger on the applicable record and payment date relating to any of the remaining installments, you will receive such dividend installment regardless of which Tyco entity pays it.

Following the completion of the Merger, Tyco Ireland’s ability to declare and pay future dividends (other than the dividend installments approved by our shareholders at the 2014 annual general meeting of Tyco Switzerland shareholders, which are liabilities of Tyco Switzerland) will depend on Tyco Ireland’s distributable reserves’ position, results of operations, financial condition, cash requirements, future business prospects, contractual restrictions, other factors deemed relevant by Tyco Ireland’s board of directors and restrictions imposed by Irish law.

Special General Meeting of Shareholders

Time, Place, Date and Purpose. The Special General Meeting of shareholders of Tyco Switzerland will be held on September 9, 2014, beginning at 3:00 pm Central European Time (9:00 am Eastern Daylight Time), at Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland. At the meeting, the Board will ask shareholders to vote to approve:

¡	The Merger Agreement, pursuant to which the Merger of Tyco Switzerland into Tyco Ireland will be effected as follows:

—	Tyco Ireland will be the surviving company and Tyco Switzerland will be dissolved without liquidation;

—	all of the assets and liabilities of Tyco Switzerland will be transferred to and assumed by Tyco Ireland by operation of law; and

—

you will receive, as consideration in the Merger, one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share you hold immediately prior to the completion of the Merger, such Tyco Switzerland common shares (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) being automatically cancelled on completion of the Merger.

¡

The reduction of capital of Tyco Ireland to allow the creation of distributable reserves of Tyco Ireland which are required under Irish law to allow Tyco Ireland to distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following completion of the Merger.

Record Date. Shareholders who are registered with voting rights in Tyco Switzerland’s share register as of the close of business (Eastern Time), on July 25, 2014, have the right to attend the meeting and are entitled to vote their Tyco Switzerland common shares, or may grant a proxy to vote on the Merger Agreement Proposal and the Reserves Proposal described in this proxy statement/prospectus and any other matter properly presented at the meeting for consideration to the independent proxy.

Quorum. The quorum must be met at the time when the meeting proceeds to business. The quorum will be met if at least a majority of the total number of Tyco Switzerland common shares entitled to vote at a general meeting of shareholders is represented at the meeting to approve the Merger Agreement Proposal and the Reserves Proposal.

Recommendation of the Board

The Board has unanimously approved the Merger Agreement and the Reserves Proposal and recommends that shareholders vote “FOR” the Merger Agreement Proposal and “FOR” the Reserves Proposal.

Required Vote

The affirmative vote of at least two-thirds of the Tyco Switzerland common shares represented in person or by proxy at the meeting (which will also satisfy the requirement to obtain the affirmative vote of the absolute majority of the par value of such shares), is required to approve the Merger Agreement Proposal. See “Approval of the Merger Agreement—Recommendation and Required Affirmative Vote.”

The affirmative vote of at least a relative majority of the Tyco Switzerland common shares cast in person or by proxy at the meeting is required to approve the Reserves Proposal. See “Proposal to Create Distributable Reserves of Tyco Ireland—Recommendation and Required Affirmative Vote.”

As of the close of business on June 30, 2014, there were 448,830,279 Tyco Switzerland common shares registered and entitled to vote. As of such date, our directors and executive officers and their affiliates directly owned, in the aggregate, 6,156,626 shares. This represents approximately 1.37% of the registered Tyco Switzerland common shares. These persons have informed us that they intend to vote their shares for the Merger Agreement Proposal.

Proxies and Voting Instruction Cards

Proxies. A proxy card is being sent with this proxy statement/prospectus to each holder of Tyco Switzerland common shares registered in Tyco Switzerland’s register as of the close of business (Eastern Time), on the record date. If you are registered as a shareholder in Tyco Switzerland’s register as of the close of business (Eastern Time), on the record date, you may submit a proxy to vote on each of the proposals described in this proxy statement/prospectus.

In order to assure that your proxy is received in time to be voted at the meeting by the independent proxy, you must either (1) vote electronically over the Internet at www.proxyvote.com by following the instructions on the proxy card prior to noon (Eastern Time) on September 8, 2014, the business day prior to the Special General Meeting, or (2) complete the enclosed proxy card and then sign, date and mail the card in the enclosed postage-paid envelope such that it is received by either (a) Vote Processing, c/o Broadridge, prior to noon (Eastern Time)

on the business day prior to the Special General Meeting or (b) the independent proxy prior to 5 p.m. Central European Time, on the business day prior to the Special General Meeting. Shareholders of record (as opposed to beneficial owners) as of the record date who have sold their shares prior to the Special General Meeting are not entitled to vote those shares.

If you hold your Tyco Switzerland common shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Revocation. You may change your vote before it is exercised by:

▪	Submitting another proxy card (or voting instruction card if you beneficially own your common shares) with a later date;

▪	If you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Special General Meeting;

▪	If you voted by the Internet, submitting subsequent voting instructions through the Internet; or

▪	If you have completed and returned your proxy card to the independent proxy, you should send a revocation letter, and new proxy, if applicable, directly to:

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY11717

or, to the independent proxy:

Bratschi Wiederkehr & Buob, Attorneys-at-Law

Attention: Harald Maag

Bahnhofstrasse 70

P.O. Box 1130

CH-8021 Zürich

Switzerland

Fax +41 58 258 1099

Absence of Instructions. If you submit a proxy and do not provide specific voting instructions, you instruct the independent proxy to vote your Tyco Switzerland common shares in accordance with the recommendations of the Board.

If any modifications to agenda items or proposals identified in the Notice of Special General Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Special General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board. We do not presently know of any other business.

SELECTED HISTORICAL CONSOLIDATED

FINANCIAL DATA

The following table sets forth Tyco Switzerland’s selected historical consolidated financial information for the five fiscal years ended September 27, 2013 and the nine month periods ended June 27, 2014 and June 28, 2013. Tyco has a 52 or 53-week fiscal year that ends on the last Friday in September. Fiscal years 2013, 2012, 2010 and 2009 were all 52-week years. Fiscal 2011 was a 53-week year. The consolidated statements of operations data for the years ended September 27, 2013, September 28, 2012 and September 30, 2011 and the consolidated balance sheet data as of September 27, 2013 and September 28, 2012 are derived from Tyco Switzerland’s audited consolidated financial statements and related notes incorporated by reference in this proxy statement/prospectus. The consolidated statements of operations data for the years ended September 24, 2010 and September 25, 2009 and the consolidated balance sheet data as of September 30, 2011, September 24, 2010 and September 25, 2009 are derived from Tyco Switzerland’s consolidated financial statements and related notes not incorporated by reference in this proxy statement/prospectus. The consolidated statements of operations data for the nine months ended June 27, 2014 and June 28, 2013 and the consolidated balance sheet data as of June 27, 2014 are derived from Tyco Switzerland’s unaudited consolidated financial statements and related notes incorporated by reference in this proxy statement/prospectus. The consolidated balance sheet for the nine months ended June 28, 2013 are derived from Tyco Switzerland’s consolidated financial statements and related notes not incorporated by reference in this proxy statement/prospectus. In the opinion of management, the unaudited quarterly financial statements for the nine months ended June 27, 2014 and June 28, 2013 include all adjustments necessary for fair statement of the results for the unaudited interim periods.

Certain businesses within the Rest of World Installation & Services segment which the Company intends to sell have been classified as discontinued operations in our interim consolidated financial statements for the three and nine months ended June 27, 2014. The effects of reclassifying such businesses as discontinued operations individually or in the aggregate are not material to previously issued annual and interim financial statements. As a result, the consolidated financial statements and accompanying notes for the fiscal year ended September 27, 2013 and the interim period ended December 28, 2013 included in the Current Report on Form 8-K filed with the SEC on May 16, 2014 and the interim Quarterly Report on Form 10-Q for the quarter ended March 28, 2014, which have been incorporated by reference in this registration statement, have not been recast to reflect such businesses as discontinued operations. Upon filing of the annual financial statements on Form 10-K for the fiscal year ended September 26, 2014 and the interim financial statements on Form 10-Q for the quarters ended December 26, 2014 and March 27, 2015, we intend to recast the financial statements for fiscal years ended September 27, 2013 and September 28, 2012 and the quarterly periods ended December 28, 2013 and March 28, 2014 to reflect such businesses as discontinued operations. Additionally, we intend to recast the selected financial data for fiscal years ended September 30, 2011 and September 24, 2010. For purposes of this filing, we have also taken into consideration the impact of these discontinued operations on the fiscal year ended September 25, 2009. The effect of reflecting such businesses as discontinued operations will decrease our Net revenue by $41 million, $32 million, $18 million, $18 million and $16 million to $10,073 million, $9,892 million, $10,081 million, $10,610 million and $10,771 million for fiscal years ended September 27, 2013, September 28, 2012, September 30, 2011, September 24, 2010 and September 25, 2009, respectively. The effect of reflecting such businesses as discontinued operations will increase our income from continuing operations by $11 million, $5 million and $3 million to $443 million, $548 million and $233 million for fiscal years ended September 27, 2013, September 30, 2011 and September 24, 2010, respectively, and decrease our loss from continuing operations by $3 million and $5 million to $412 million and $2,766 million for fiscal years ended September 28, 2012 and September 25, 2009, respectively. Recasting of the financial statements will not have an effect on previously reported net income or loss, total assets and liabilities, shareholders’

equity or cash flows from operating, investing and financing activities for fiscal years ended September 27, 2013, September 28, 2012, September 30, 2011, September 24, 2010 and September 25, 2009.

This selected financial data should be read in conjunction with Tyco Switzerland’s audited consolidated financial statements, the notes related thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Tyco Switzerland’s Current Report on Form 8-K filed with the SEC on May 16, 2014, for the year ended September 27, 2013, and in Tyco’s quarterly report on Form 10-Q for the quarter ended June 27, 2014, each of which is incorporated by reference in this proxy statement/prospectus, and each of which has been updated to reflect the presentation of Tyco’s South Korean security business as a discontinued operation. See Tyco’s Current Report on Form 8-K filed with the SEC on May 16, 2014 and “Where You Can Find More Information.”

	9 Months Ended		Fiscal Year Ended
($ in millions, except per share data)	June 27, 2014	June 28, 2013	September 27, 2013	September 28, 2012	September 30, 2011	September 24, 2010	September 25, 2009
Consolidated statements of operations data:
Net revenue	$ 7,636	$ 7,463	$10,114	$9,924	$10,099	$10,628	$10,787
Income (loss) from continuing operations attributable to Tyco Switzerland common shareholders	870	308	432	(415)	543	230	(2,771)
Net income attributable to Tyco Switzerland common shareholders	1927	370	536	472	1,719	1,130	(1,807)
Per-share data:
Basic:
Net income per share attributable to Tyco Switzerland common shareholders	$ 4.18	$ 0.80	$1.15	$1.02	$3.63	$2.33	$(3.82)
Weighted average shares (millions)	461	465	465	463	474	485	473
Diluted:
Net income per share attributable to Tyco Switzerland common shareholders	$ 4.11	$ 0.78	$1.14	$1.02	$3.59	$2.31	$(3.82)
Weighted average shares (millions)	469	473	472	463	479	488	473
Cash dividends declared and paid per common share	$ 0.50	$ 0.46	$0.62	$0.90	$0.99	$0.86	$0.84
Consolidated balance sheet data:
Total assets	$ 12,776	$ 11,870	$12,176	$12,365	$26,702	$27,066	$25,520
Long-term debt	1,443	1,462	1,443	1,481	4,105	3,608	3,982
Total Tyco Switzerland shareholders’ equity	6,002	4,707	5,098	4,994	14,149	14,066	12,926

RISK FACTORS

Before you decide how to vote on the Merger Agreement Proposal and the Reserves Proposal, you should carefully consider the following risk factors and the other information contained in this proxy statement/prospectus and the documents incorporated by reference, including the information set forth in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended September 27, 2013.

The anticipated benefits of the Merger may not be realized.

We may not realize the benefits we anticipate from the Merger as described under “Approval of the Merger Agreement—Background and Reasons for the Merger.” Our failure to realize those benefits could have an adverse effect on our business, results of operations or financial condition.

Your rights as a shareholder will change as a result of the Merger.

The completion of the Merger will change the governing law that applies to our shareholders from Swiss law (which applies to the Tyco Switzerland and its common shares) to Irish law (which applies to Tyco Ireland and its ordinary shares). Many of the principal attributes of Tyco Switzerland common shares and Tyco Ireland ordinary shares will be materially similar. However, if the Merger is completed, your future rights as a shareholder under Irish corporate law will differ from your current rights as a shareholder under Swiss corporate law. In addition, Tyco Ireland’s proposed articles of association will differ from Tyco Switzerland’s articles of association and organizational regulations. See “Comparison of Rights of Shareholders.”

We will be subject to various Irish taxes as a result of the Merger.

Tyco Ireland will be subject to Irish tax laws. We expect that Tyco Ireland will only be subject to Irish corporate tax on profits arising from its Irish activities and not the profits of all members of the Tyco corporate group. However, if current Irish tax laws were to change or if we fail to appropriately maintain Ireland as the tax domicile for Tyco Ireland, we could be subject to increased taxation as a result of being an Irish company.

Our effective tax rate may increase.

Although we expect that the Merger will not have a material effect on our worldwide effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate, including the potential legislative actions described in these risk factors and our effective tax rate may increase. Additionally, the tax laws of Ireland and other jurisdictions could change in the future, and such changes could cause a material increase in our effective tax rate.

We expect to incur transaction costs in connection with the completion of the Merger, some of which will be incurred whether or not the Merger is completed.

We expect transaction costs in connection with the Merger to total approximately $10 million. A majority of these costs will be incurred regardless of whether the Merger is completed and prior to your vote on the Merger Agreement Proposal.

Tyco Ireland will seek Irish High Court approval of the creation of distributable reserves. Tyco Ireland expects this will be forthcoming but cannot guarantee this.

Under Irish law, dividends may only be paid (and share repurchases and redemptions must generally be funded) out of “distributable reserves,” which Tyco Ireland will not have immediately following the closing of the Merger. The creation of distributable reserves of Tyco Ireland by way of a capital reduction of Tyco Ireland requires the approval of the Irish High Court and, in connection with seeking such court approval, we are asking Tyco Switzerland shareholders to approve the creation of distributable reserves for Tyco Ireland (through the reduction of the share premium account of Tyco Ireland). The approval of the Irish High Court is expected within approximately six to twelve weeks following the closing. We are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves. However, the issuance of the required order is a matter for the discretion of the Irish High Court. There will also be no guarantee that the approval of the Reserves Proposal by Tyco Switzerland shareholders will be obtained. Approval of the creation of distributable reserves by the Irish High Court may also take substantially longer than Tyco Ireland anticipates. In the event that distributable reserves of Tyco Ireland are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as the group has created sufficient distributable reserves from its trading activities.

Transfers of Tyco Ireland ordinary shares may be subject to Irish stamp duty.

For the majority of transfers of Tyco Ireland ordinary shares, there will not be any Irish stamp duty. However, Irish stamp duty will become payable in respect of certain share transfers occurring after completion of the Merger. A transfer of Tyco Ireland ordinary shares from a seller who holds shares beneficially (i.e. through DTC) to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty (unless the transfer involves a change in the nominee that is the record holder of the transferred shares). A transfer of Tyco Ireland ordinary shares by a seller who holds shares directly (i.e. not through DTC) to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher) payable by the buyer. A shareholder who directly holds shares may transfer those shares into his or her own broker account to be held through DTC without giving rise to Irish stamp duty provided that the shareholder has confirmed to Tyco Ireland’s transfer agent that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and, at the time of the transfer, there is no agreement in place for a sale of the shares.

Because of the potential Irish stamp duty on transfers of Tyco Ireland ordinary shares, we strongly recommend that all directly registered Tyco Switzerland shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible, and in any event prior to completion of the Merger. We also strongly recommend that any person who wishes to acquire Tyco Ireland ordinary shares after completion of the Merger acquire such shares through the DTC.

We currently intend to pay, or cause one of our affiliates to pay, stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Tyco Ireland may, in its absolute discretion, pay or cause one of its affiliates to pay any stamp duty. Tyco Ireland’s articles of association as they will be in effect after the Merger provide that, in the event of any such payment, Tyco Ireland (i) may seek reimbursement from the buyer, (ii) may have a lien against the Tyco Ireland ordinary shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Tyco Ireland ordinary shares has been paid unless one or both of such parties is otherwise notified by Tyco Ireland.

Dividends you receive may be subject to Irish dividend withholding tax.

In certain circumstances, as an Irish tax resident company, we may be required to deduct Irish dividend withholding tax (currently at the rate of 20%) from dividends paid to our shareholders. See “Material Tax Considerations—Irish Tax Considerations—Withholding Tax on Dividends” for a more detailed description of the Irish withholding tax on dividends. Whether Tyco Ireland will be required to deduct Irish dividend withholding tax from dividends paid to a shareholder will depend largely on whether that shareholder is resident for tax purposes in a “relevant territory.” A list of the “relevant territories” is included as Annex C to this proxy statement/prospectus.

SHARES HELD BY U.S. RESIDENT SHAREHOLDERS

If you are a resident of the United States and hold Tyco Ireland ordinary shares directly, dividends paid to you will be subject to Irish withholding tax if you fail to provide a valid Irish dividend withholding tax exemption form (Form V2A, V2B or V2C) or an IRS Form 6166 to Tyco Ireland’s transfer agent. If you hold shares beneficially, dividends will not be subject to Irish withholding tax if the address of the relevant shareholder in his or her broker’s records is in the United States.

SHARES HELD BY RESIDENTS OF “RELEVANT TERRITORIES” OTHER THAN THE UNITED STATES

Dividends paid to Tyco Ireland shareholders who are residents of “relevant territories” other than the United States must provide all required Irish dividend withholding tax exemption forms to receive their dividends without any Irish withholding tax. Such shareholders must provide the appropriate Irish dividend withhold tax exemption forms (Form V2A, V2B or V2C) to their brokers before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially) or to Tyco Ireland’s transfer agent at least seven business days before such record date (in the case of shares held directly). Shareholders who fail to provide such tax forms in a timely manner may be subject to Irish withholding tax.

SHARES HELD BY RESIDENTS OF COUNTRIES THAT ARE NOT “RELEVANT TERRITORIES”

Tyco Ireland shareholders who do not reside in “relevant territories” will be subject to Irish withholding tax (currently at the rate of 20%), unless an exemption applies. Such shareholders should seek their own advice from their tax advisors as to whether and how they may claim such exemptions.

IMPORTANT INFORMATION FOR ALL SHAREHOLDERS ABOUT IRISH WITHHOLDING TAX

Tyco Ireland will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax exemption forms. Tyco Ireland strongly recommends that shareholders who will need to complete Irish dividend withholding tax exemption forms as described above do so and provide them to their brokers or Tyco Ireland’s transfer agent, as the case may be, as soon as possible. Shareholders who do not need to complete Irish dividend withholding tax exemption forms should ensure, however, that their residence of required U.S. tax information has been properly recorded by their brokers or provided to Tyco Ireland’s transfer agent, as the case may be.

Dividends received by you could be subject to Irish income tax.

Dividends paid in respect of Tyco Ireland’s ordinary shares generally will not be subject to Irish income tax where the beneficial owner of these dividends is exempt from dividend withholding tax, unless the beneficial owner of the dividend has some connection with Ireland other than his or her shareholding in Tyco Ireland.

Tyco Ireland shareholders who receive their dividends subject to Irish dividend withholding tax generally will have no further liability to Irish income tax on the dividend unless the beneficial owner of the dividend has some connection with Ireland other than his or her shareholding in Tyco. See “Material Tax Considerations—Irish Tax Considerations—Income Tax on Dividends Paid on Tyco Ireland Ordinary Shares.”

Tyco Ireland ordinary shares, received by means of a gift or inheritance could be subject to Irish capital acquisitions tax.

Irish capital acquisitions tax (“CAT”) could apply to a gift or inheritance of Tyco Ireland ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Tyco Ireland ordinary shares that are held of record will be regarded as property situated in Ireland. The person who receives the gift or inheritance has primary liability for CAT. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €225,000 per lifetime in respect of taxable gifts or inheritances received from their parents. See “Material Tax Considerations—Irish Tax Considerations—Capital Acquisitions Tax.”

If Tyco Ireland ordinary shares are not eligible for deposit and clearing within the facilities of DTC, then transactions in Tyco Ireland’s securities may be disrupted.

The facilities of DTC are a widely-used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms.

Upon the completion of the Merger, Tyco Ireland ordinary shares will be eligible for deposit and clearing within the DTC system. Tyco Ireland expects to enter into arrangements with DTC whereby Tyco Ireland will agree to indemnify DTC for any stamp duty that may be assessed upon it as a result of its service as a depository and clearing agency for Tyco Ireland’s ordinary shares.

DTC is not obligated to accept Tyco Ireland ordinary shares for deposit and clearing within its facilities at the closing and, even if DTC does initially accept Tyco Ireland ordinary shares, it will generally have discretion to cease to act as a depository and clearing agency for Tyco Ireland ordinary shares. If DTC determined prior to the completion of the Merger that Tyco Ireland ordinary shares are not eligible for clearance within the DTC system, then we would not expect to complete the transactions contemplated by this proxy statement/prospectus in their current form. However, if DTC determined at any time after the completion of the Merger that Tyco Ireland ordinary shares were not eligible for continued deposit and clearance within its facilities, then we believe Tyco Ireland ordinary shares would not be eligible for continued listing on a U.S. securities exchange or inclusion in the Standard & Poor’s 500 Index and trading in Tyco Ireland ordinary shares would be disrupted. While Tyco Ireland would pursue alternative arrangements to preserve its listing and maintain trading, any such disruption could have a material adverse effect on the trading price of the Tyco Ireland ordinary shares.

We may choose to abandon the Merger.

We may decide to abandon the Merger at any time prior to the Special General Meeting, and in some circumstances, after obtaining shareholder approval at the Special General Meeting. After the Merger Agreement Proposal is approved by our shareholders, we anticipate filing the application to effect the Merger, unless one of the conditions to completing the Merger fails to be satisfied prior to the end of 2014.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement/prospectus are “forward-looking statements”. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “project” and similar expressions are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in press releases, written statements or other documents filed with the SEC, or in Tyco’s communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls, regarding expectations with respect to future events, including sales, earnings, cash flows, operating and tax efficiencies, product expansion, backlog, the consummation and benefits of acquisitions and divestitures, as well as financings and repurchases of debt or equity securities, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performances or achievements.

The following factors could affect our future results of operations and could cause those results to differ materially from those expressed in the forward-looking statements included in this proxy statement/prospectus or incorporated by reference:

▪	an inability to complete the Merger on a timely basis or at all;

▪	an inability to realize expected benefits from the Merger or the occurrence of difficulties in connection with the Merger;

▪	costs related to the Merger, which could be greater than expected;

▪	overall economic and business conditions, and overall demand for Tyco’s goods and services;

▪	economic and competitive conditions in the industries, end markets and regions served by our businesses;

▪	changes in legal and tax requirements (including tax rate changes, new tax laws or treaties and revised tax law interpretations);

▪

our, and our employees’ and agents’, ability to comply with complex and continually changing laws and regulations that govern our international operations, including the U.S. Foreign Corrupt Practices Act, similar anti-bribery laws in other jurisdictions, a variety of export control customs, currency exchange, control and transfer pricing regulations, and our corporate policies governing those matters;

▪	the outcome of litigation, arbitrations and governmental proceedings;

▪	effect of income tax audits, litigation, settlements, and appeals;

▪	our ability to repay or refinance our outstanding indebtedness as it matures;

▪	our ability to operate within the limitations imposed by financing arrangements and to maintain our credit ratings;

▪	interest rate fluctuations and other changes in borrowing costs, or other consequences of volatility in the capital or credit markets;

▪	other capital market conditions, including availability of funding sources and currency exchange rate fluctuations;

▪	availability of and fluctuations in the prices of key raw materials;

▪	changes affecting customers or suppliers;

▪	natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism or cyber-attacks;

▪	economic and political conditions in international markets, including governmental changes and restrictions on the ability to transfer capital across borders;

▪	the ability of Tyco to achieve anticipated cost savings;

▪	the ability of Tyco to execute its portfolio refinement and acquisition strategies, including successfully integrating acquired operations;

▪	potential impairment of our goodwill, intangibles and/or our long-lived assets;

▪

the ability of Tyco to realize the intended benefits of Tyco’s 2012 spin-off of its ADT and Tyco Flow Control businesses, including the integration of its commercial security and fire protection businesses;

▪	factors discussed under “Risk Factors” and the “Background and Reasons for the Merger” subsection under “Approval of the Merger Agreement” and elsewhere in this proxy statement/prospectus; and

▪	factors discussed in the documents that we incorporate by reference into this proxy statement/prospectus.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this proxy statement/prospectus. Such risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks before deciding how to vote.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements.

APPROVAL OF THE MERGER AGREEMENT

The following includes a summary of the material provisions of the Merger Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. We encourage you to read the Merger Agreement in its entirety. In the event of any discrepancy between the terms of the Merger Agreement and the following summary, the Merger Agreement will control.

Introduction

In order to complete the Merger, the Board has unanimously approved the Merger Agreement and recommends that you approve the Merger Agreement to effect the Merger of Tyco Switzerland with and into Tyco Ireland (the “Merger Agreement Proposal”). The Merger will result in Tyco Ireland becoming our publicly-traded parent company and thereby effectively changing our jurisdiction of organization from Switzerland to Ireland.

The Merger Agreement you are being asked to approve at the meeting provides for a Merger that will result in Tyco Switzerland merging with and into Tyco Ireland, with Tyco Ireland surviving the Merger, and Tyco Switzerland being dissolved without liquidation. The Merger will also result in your Tyco Switzerland common shares being exchanged into ordinary shares of Tyco Ireland (with each Tyco Switzerland common share (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged into ordinary shares of Tyco Ireland) being cancelled and ceasing to exist on the completion of the Merger) and all of the assets and liabilities of Tyco Switzerland as a result of the completion of the Merger being transferred by operation of law to Tyco Ireland.

Completion of the Merger is conditioned on the approval of the Merger Agreement Proposal. We will not undertake the Merger unless the Merger Agreement Proposal is approved by our shareholders.

After the completion of the Merger, you will own an interest in Tyco Ireland, the parent company that will continue to conduct, through its wholly-owned subsidiaries, the same businesses as conducted by Tyco Switzerland before the completion of the Merger. In addition, the completion of the Merger will not dilute your economic interest in Tyco. The number of ordinary shares of Tyco Ireland you will own immediately after the completion of the Merger will be the same as the number of Tyco Switzerland common shares you owned immediately prior to the completion of the Merger. Further, the number of outstanding ordinary shares of Tyco Ireland immediately after the completion of the Merger will be the same as the number of outstanding Tyco Switzerland common shares immediately before completion of the Merger.

As of June 30, 2014, there were 448,830,279 Tyco Switzerland common shares issued and outstanding. For a description of the ordinary shares of Tyco Ireland, see “Description of the Share Capital of Tyco Ireland.”

If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied, we will file an application to effect the Merger with the Commercial Register as soon as practicable following the Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger by the end of 2014.

The Parties to the Merger

Tyco Switzerland. Tyco Switzerland is a company organized under the laws of Switzerland, with its registered and principal office located at Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland.

Tyco Switzerland is a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Its broad portfolio of products and services, sold under well-known brands such as Tyco, SimplexGrinnell, Sensormatic, Wormald, Ansul, Simplex, Grinnell, Scott and ADT (in jurisdictions outside of North America) serve security, fire detection and suppression and life safety needs across commercial, industrial, retail, institutional and governmental markets, as well as the residential and small business markets outside of North America.

Tyco Ireland. Tyco Ireland is a newly formed Irish public limited company and is currently beneficially wholly owned by Tyco Switzerland through seven nominee shareholders that hold the entire issued capital in trust for Tyco Switzerland to satisfy Irish legal requirements with respect to the shareholding structure of an Irish public limited company. Tyco Ireland has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation, entry into the Merger Agreement and related transactions. Pursuant to the Merger Agreement, Tyco Switzerland will merge with and into Tyco Ireland, with Tyco Ireland surviving the Merger and Tyco Switzerland being dissolved without liquidation. The principal executive offices of Tyco Ireland are located at Melbourn Road, Bishopstown, Co. Cork, Ireland, and the telephone number at that address is 353-21-423-5000.

Background and Reasons for the Merger

After careful consideration, the management and board of directors of Tyco Switzerland are recommending to shareholders that the company change its domicile to Ireland. We believe the move is in the best long-term interest of the company and its shareholders.

The principal reason for recommending the change in domicile is the uncertainty created by the shifting regulatory environment in Switzerland, which is in part due to the approval of ballot initiatives by Swiss voters. In Switzerland, if a ballot initiative is approved by voters, it is adopted into the Swiss constitution without a preceding parliamentary process, which results in unpredictability in the Swiss legal system. During 2013, eleven public votes on initiatives for the amendment of the Swiss federal constitution and referendums on federal statutes were held at the federal level, with voters approving six proposals, including the initiative on executive compensation and other corporate governance matters. More recently, Swiss voters approved an initiative imposing caps on immigration.

As a result of the Minder Initiative, Swiss law now directly subjects our directors to potential criminal liability, including for certain compensation decisions considered routine in other jurisdictions, and imposes additional shareholder voting requirements that are inconsistent with SEC requirements. Swiss law also prohibits certain incentive and severance compensation practices that we consider important in order to provide market-based compensation to current and prospective executives and directors in our industry, that are also competitive when compared to that provided by our peers.

We believe these new laws, and the uncertainties about their application and enforcement, place Tyco at a competitive disadvantage. In addition, we believe the changes mandated by the Minder Initiative will impair the flexibility that our Board currently enjoys and could be confusing to shareholders. Tyco’s current corporate governance structure, set forth in our Board Governance Principles, includes principles and practices that we believe represent best practices tailored to our unique circumstances. We are firmly committed to these principles and practices wherever the company is based. Our concern with the changes in Swiss law is the restrictive nature of the new regulations as well as ongoing uncertainty about how the laws will be applied and enforced. During 2013 and 2014, our management and the Board conducted a comprehensive review of jurisdictions due to these concerns, including at meetings of the Board and its committees held in May, July and December 2013 and in May 2014.

Based upon such review, we believe that the legal and regulatory systems in Ireland will provide us certain advantages over the comparative systems in Switzerland. We anticipate that having our publicly-traded parent company incorporated in Ireland will provide us the following benefits:

▪

Swiss law provides that amendments to the Swiss federal constitution can be put to a vote by the people at the initiative of Swiss citizens who obtain a requisite number of signatures. If such an initiative is approved by the requisite majority, the proposed constitutional amendment becomes part of the Swiss federal constitution without further parliamentary process. The Swiss federal parliament is then mandated to implement the constitutional amendment approved by the Swiss people in a federal statute. On an interim basis, the Swiss federal council, Switzerland’s executive branch of government, may also be given the authority to implement the constitutional amendment through regulations until adoption of the definitive federal statute. We believe this process results in unpredictability in the Swiss legal system. The same system does not exist in Ireland, which we believe makes the legal and regulatory system in Ireland more predictable than Switzerland.

▪

Incorporation of our publicly-traded parent company in Ireland would enable us to benefit by being subject to a legal and regulatory structure in a jurisdiction with a well-developed legal system and corporate law with established standards of corporate governance.

▪

Ireland is a common law jurisdiction, which is more consistent with the legal system in the United States and which we believe is less prescriptive and more flexible than civil law jurisdictions such as Switzerland. We believe that this flexibility could be beneficial to us in structuring acquisitions, paying dividends, administering corporate functions and other corporate governance matters.

▪

Ireland is a full member of the European Union and enjoys the benefits of its single market and single currency, which we believe will provide opportunities for conducting our business and hiring and retaining employees. Additionally, similar to Switzerland, Ireland has a developed, stable and internationally competitive tax regime and one of the most extensive double tax treaty networks in the world, including access to European Union treaties, which we believe will allow us to conduct our operations in a tax-efficient manner.

▪

The legal requirements we will be subject to as a company incorporated in Ireland, listed on the NYSE and subject to SEC disclosure and shareholder voting requirements strike the right balance between robust external governance oversight and regulation of our executive and director pay practices and the ability of our compensation committee consisting of independent directors to determine executive compensation to provide incentives to our executive management and to offer competitive salaries and benefits.

▪

We believe that this balance will be negatively impacted in Switzerland as a result of the Minder Initiative, which prohibits certain severance compensation practices, advance compensation practices and incentive commissions in connection with the sale and purchase of businesses that we believe puts us at a competitive disadvantage to attract and retain executive talent. The regulations that became effective January 1, 2014 also provide for potential criminal liability for directors and members of executive management. As a result, we believe our ability to attract and retain executive talent and directors will be enhanced as an Irish company.

Although we expect that the Merger should provide us the benefits described above, the Merger will expose Tyco and its shareholders to some risks:

▪	the risk that the potential benefits described above sought in the Merger may not be realized;

▪	the possibility of uncertainty created by the Merger, the change in our jurisdiction of organization, and being incorporated in a member state of the European Union;

▪	the fact that Irish corporate law imposes different and additional obligations on us and our shareholders;

▪	the fact that we expect to incur costs to complete the Merger;

▪	the diversion of management’s time and attention; and

▪	other risks related to the change in our jurisdiction of organization to Ireland discussed in the discussion under “Risk Factors.”

This discussion of the information and factors considered by the Board in reaching its conclusions and recommendation includes the material factors considered by the Board, but is not intended to be exhaustive and may not include all of the factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger, and the complexity of these matters, the Board did not find it useful and did not attempt to quantify, rank or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and all other actions or matters necessary or appropriate to give effect to the Merger Agreement and the transactions contemplated thereby, and to make its recommendation to Tyco shareholders. Rather, the Board viewed its decisions as being based on the totality of the information presented to it and the factors it considered, including its discussions with, and questioning of, members of Tyco’s management. In addition, individual members of the Board may have assigned different weights to different factors.

After completing its review of the expected benefits and the potential advantages of the Merger, the Board unanimously approved the Merger Agreement and has recommended that shareholders vote for the Merger Agreement Proposal.

The Merger

There are several principal steps to effect the Merger:

▪	Tyco Ireland was formed as an Irish public limited company and is a direct subsidiary of Tyco Switzerland;

▪	the Merger Agreement was executed by Tyco Switzerland and Tyco Ireland on May 30, 2014;

▪

a merger report was prepared, which, together with the Merger Agreement and the balance sheet on the basis of which the merger is effected, was confirmed by PricewaterhouseCoopers AG to be in compliance with the Swiss Merger Act; and

▪	Tyco Switzerland shareholders will be asked to vote to approve the Merger Agreement Proposal at the Special General Meeting of shareholders.

Conditional upon approval of the Merger Agreement Proposal by our shareholders, and the satisfaction of the other conditions to completing the Merger, Tyco Switzerland will merge with and into Tyco Ireland, and the Merger will be effective upon the registration of the Merger with the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office.

As a result of the Merger:

▪	all assets and liabilities of Tyco Switzerland will be transferred to and assumed by Tyco Ireland by operation of law;

▪

each shareholder of Tyco Switzerland (except for Tyco Switzerland or any of its subsidiaries) will receive one ordinary share of Tyco Ireland in exchange for each common share of Tyco Switzerland held immediately prior to the effectiveness of the Merger;

▪	Tyco Switzerland will be dissolved without liquidation;

▪

each common share of Tyco Switzerland (including common shares held by Tyco Switzerland or any of its subsidiaries, which will not be exchanged for ordinary shares of Tyco Ireland) will be cancelled and will cease to exist;

▪

the existing Irish Founder Shares issued by Tyco Ireland prior to the Merger will be acquired and cancelled by Tyco Ireland for no consideration upon the completion of the Merger, ensuring that the share ownership of Tyco Ireland is identical to the share ownership of Tyco Switzerland immediately prior to the Merger;

▪

Tyco Ireland will assume certain employee benefit plans and agreements that had previously been sponsored by Tyco Switzerland and Tyco Ireland will amend such plans in order to permit the issuance or delivery of Tyco Ireland ordinary shares thereunder, rather than Tyco Switzerland common shares;

▪

Tyco Ireland and one or more of its subsidiaries will enter into indemnity agreements with those directors and executive officers who currently have indemnity agreements with Tyco Switzerland, upon terms substantially similar to the Tyco Switzerland agreements to the extent permitted by Irish law; and

▪

Tyco Ireland will assume guarantees as to payment with respect to certain indebtedness of subsidiaries of Tyco Switzerland that is, immediately prior to the completion of the Merger, also guaranteed as to payment by Tyco Switzerland, including guarantees of debt previously incurred by TIFSA, under the indentures governing our outstanding notes.

Conditions to Completion of the Merger

The Merger will not be completed unless the following conditions, among others, are satisfied:

▪	the Merger Agreement Proposal is approved by the requisite vote of our shareholders;

▪	Tyco Switzerland has completed its required creditor calls and received a confirmatory report from the statutory auditor regarding such calls;

▪	any statutory, court or official prohibition to complete the Merger shall have expired or been terminated;

▪	all consents and/or waivers of any third party required of Tyco Switzerland to complete the Merger shall have been obtained;

▪	the SEC has declared the registration statement on Form S-4 that includes this proxy statement/prospectus effective, and no stop order with respect thereto shall be in effect;

▪	the Tyco Ireland ordinary shares to be issued pursuant to the Merger are authorized for listing on the NYSE, subject to official notice of issuance;

▪	Tyco Ireland shall have entered into all agreements required by the DTC for the Tyco Ireland ordinary shares to be eligible for deposit and clearing;

▪

Tyco receives an opinion from McDermott Will & Emery LLP, in form and substance reasonably satisfactory to Tyco, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—U.S. Federal Income Tax Considerations”;

▪

Tyco Switzerland receives an opinion from Arthur Cox, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—Irish Tax Considerations”;

▪

Tyco Switzerland receives an opinion from PricewaterhouseCoopers AG, Switzerland, in form and substance reasonably satisfactory to it, confirming, as of the effective date of the Merger, the matters discussed under “Material Tax Considerations—Swiss Tax Considerations”;

▪	all Swiss legal preconditions necessary for the filing of the application for the entry of the Merger in the Commercial Register shall have been satisfied; and

▪	there shall be a confirmation from the appropriate Swiss tax authority that no exit withholding tax is payable under Swiss law as a result of the Merger.

Effective Time

If the Merger Agreement Proposal is approved by the requisite vote of our shareholders at the meeting, and the other conditions to completion of the Merger are satisfied, we will file an application to effect the Merger with the Commercial Register as soon as practicable following the Special General Meeting. The Merger will be completed and become effective on the date of the entry of the Merger in the daily ledger of the Commercial Register, subject to approval by the Swiss Federal Commercial Register Office. We currently anticipate completing the Merger in the second half of 2014.

Termination

The Merger Agreement provides that we may decide to abandon the Merger at any time prior to the Special General Meeting, and in some circumstances, after obtaining shareholder approval at the Special General Meeting. After the Merger Agreement Proposal is approved by our shareholders, we anticipate filing the application to effect the Merger, unless one of the conditions to completing the Merger fails to be satisfied.

Management of Tyco Ireland

As of the effective time of the Merger, the officers and directors of Tyco Switzerland will be appointed as the officers and directors of Tyco Ireland. Tyco Ireland’s articles of association will provide for the same declassified board of directors that Tyco Switzerland is expected to have at the time of the Merger, and Tyco Switzerland’s directors will ultimately carry their terms of office over to the Tyco Ireland board of directors.

Interests of Certain Persons in the Merger

You should be aware that some of our executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of our other shareholders. Tyco Ireland and one or more of its subsidiaries will, to the extent permitted by Irish law, enter into indemnity agreements with those directors and executive officers who currently have indemnity agreements with Tyco Switzerland, upon terms substantially similar to the Tyco Switzerland agreements to the extent permitted by Irish law. However, no change of control payments or additional compensation will be payable to our directors or executive officers in connection with the Merger.

Recommendation and Required Affirmative Vote

The Merger Agreement must be approved by the affirmative vote of at least two-thirds of the Tyco Switzerland common shares represented in person or by proxy at the meeting (which will also satisfy the requirement to obtain the affirmative vote of the absolute majority of the par value of such shares represented in person or proxy at the meeting). See “Summary of the Proposals—Special General Meeting of Shareholders.”

The Board has unanimously approved the Merger Agreement and recommends that shareholders vote “FOR” the Merger Agreement Proposal.

As of June 30, there were 448,830,279 Tyco Switzerland common shares registered and entitled to vote. As of such date, our directors and executive officers and their affiliates directly owned, in the aggregate, 6,156,626 shares. This represents approximately 1.37% of the registered Tyco Switzerland common shares. These persons have informed us that they intend to vote their shares for the Merger Agreement Proposal.

Market Price and Dividend Information

On May 1, 2014, the last trading day before the public announcement of the Merger, the closing price of the Tyco Switzerland common shares on the New York Stock Exchange was $40.77 per share. On July 24, 2014, the last practicable date before the date of this proxy statement/prospectus, the closing price of the Tyco Switzerland common shares was $44.81 per share.

Under Irish law, dividends may only be paid (and share repurchases and redemptions must generally be funded) out of “distributable reserves,” which Tyco Ireland will not have immediately following the closing of the Merger. The creation of distributable reserves of Tyco Ireland by way of a capital reduction of Tyco Ireland requires the approval of the Irish High Court and, in connection with seeking such court approval, we are asking Tyco Switzerland shareholders to approve the creation of distributable reserves for Tyco Ireland (through the reduction of the share premium account of Tyco Ireland). The approval of the Irish High Court is expected within approximately six to twelve weeks following the closing of the Merger. We are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves. However, the issuance of the required order is a matter for the discretion of the Irish High Court. There will also be no guarantee that the approval of the Reserves Proposal by Tyco Switzerland shareholders will be obtained. In the event that distributable reserves of Tyco Ireland are not created, no distributions by way of future dividends, share repurchases or otherwise will be permitted under Irish law until such time as the group has created sufficient distributable reserves from its trading activities.

On March 5, 2014, at our annual general meeting, our shareholders approved an aggregate dividend in the amount of $0.72 per share to be paid in four quarterly installments of $0.18 in May 2014, August 2014, November 2014 and February 2015. The first dividend installment was paid by Tyco Switzerland on May 21, 2014. We currently anticipate completing the Merger by the end of 2014. The dividend payments approved by our shareholders at the 2014 annual general meeting are legal obligations and Tyco Ireland will be obligated under the Merger Agreement to pay all such dividend installments that remain unpaid at the time of the completion of the Merger as part of its assumption of all of the liabilities of Tyco Switzerland. Notwithstanding the Merger, as long as you are a holder of Tyco shares issued at the time of the Merger on the applicable record and payment date relating to any of the remaining installments, you will receive such dividend installment regardless of which Tyco entity pays it.

Following the completion of the Merger, Tyco Ireland’s ability to declare and pay future dividends (other than the dividend installments approved by our shareholders at the 2014 annual general meeting of Tyco Switzerland shareholders, which are liabilities of Tyco Switzerland) will depend on Tyco Ireland’s distributable reserves’ position, results of operations, financial condition, cash requirements, future business prospects, contractual restrictions, other factors deemed relevant by Tyco Ireland’s board of directors and restrictions imposed by Irish law.

The capital reduction is not a prerequisite for Tyco Ireland to be able to satisfy the obligation to pay the remaining installment of the dividend approved at the 2014 annual general meeting of Tyco Switzerland shareholders that remain unpaid at the time of the Merger, all such payments being liabilities of Tyco Switzerland.

Differences in Shareholder Rights

The completion of the Merger will change the governing corporate law that applies to shareholders of our parent company from Swiss law to Irish law. The legal system governing corporations organized under Irish law differs from the legal system governing corporations organized under Swiss law. As a result, we are unable to adopt governing documents for Tyco Ireland that are identical to the governing documents for Tyco Switzerland. We have attempted to preserve in the articles of association of Tyco Ireland a similar allocation of material rights and powers between shareholders and the Board that exists under Tyco Switzerland’s articles of association and organizational regulations. Nevertheless, the proposed articles of association for Tyco Ireland differ from Tyco Switzerland’s articles of association and organizational regulations, both in form and substance. We summarize the material differences between the governing documents for Tyco Switzerland and Tyco Ireland, and the changes in your rights as a shareholder resulting from the Merger, under “Comparison of Rights of Shareholders.” We believe that these changes (1) either are required by Irish law or otherwise result from differences between the corporate laws of Ireland and the corporate laws of Switzerland and (2) relate to the change of the jurisdiction of organization of the publicly-traded parent of Tyco from Switzerland to Ireland.

Notwithstanding the differences in the governing documents between Tyco Switzerland and Tyco Ireland, we believe that Irish law and the Tyco Ireland articles of association as a whole adequately safeguard the rights of Tyco Switzerland shareholders. In essence, the duties of a shareholder under Swiss law (in a company limited by shares (Aktiengesellschaft)) and of a shareholder under the laws of Ireland (in a public limited company (plc)) are comparable. Under the Irish Companies Act of 1963 to 2013 (the “Companies Acts”), the financial liability of a shareholder of Tyco Ireland is limited to the amount, if any, unpaid on the ordinary shares held by them. Once ordinary shares are credited as fully paid up, there is no further financial liability on the part of shareholders. Tyco Ireland ordinary shares issued upon the Merger will be credited as fully paid up on issuance.

The characteristics of and the differences between Tyco Switzerland common shares and the Tyco Ireland ordinary shares are summarized under “Description of the Share Capital of Tyco Ireland” and “Comparison of Rights of Shareholders.”

Regulatory Approvals

We are not aware of any governmental approvals or actions that are required to complete the Merger other than compliance with U.S. federal and state securities laws, various portions of Swiss law and Irish corporate law.

The creation of distributable reserves of Tyco Ireland, which involves a reduction of Tyco Ireland’s share premium, requires the approval of the Irish High Court. See “Proposal to Create Distributable Reserves of Tyco Ireland.”

Appraisal Rights

The following description is a summary of the appraisal rights available to the shareholders of Tyco Switzerland under Article 105 of the Swiss Merger Act and of certain other provisions of Swiss law. This summary does not purport to be a complete description of the relevant Swiss statutory provisions and it is qualified in its entirety by reference to the full text of the Swiss Merger Act, the Swiss Code of Obligations, the relevant provisions of the Swiss Federal Private International Law Act or international treaties regarding the recognition and enforcement of judgments (such as the Convention on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters (the “Lugano Convention”)). In addition, this description is based on Swiss law and does not cover Irish law provisions that might be relevant in case an appraisal suit were brought before courts in Ireland.

Any Tyco Switzerland shareholder who is considering bringing an appraisal suit under Article 105 of the Swiss Merger Act is strongly urged to read the Swiss Merger Act, the Swiss Code of Obligations and applicable procedural laws and to consult their own Swiss or Irish legal advisors. In this summary, certain Swiss legal concepts are expressed in English and not in their original German, French or Italian terms. The concepts used in Swiss law may not be identical to the concepts described by the same English terms as they exist under the laws of other jurisdictions. Under Swiss law, Tyco Switzerland shareholders whose common shares are registered in their names can exercise appraisal rights under Article 105 of the Swiss Merger Act and request the examination of the equity and membership interest in connection with the Merger by filing suit. Because Tyco Ireland will be the surviving entity after the Merger, an appraisal suit would likely be filed in a court in Ireland. The suit must be filed within two months after the registration of the Merger is published in the Swiss Official Gazette of Commerce. An appraisal suit can be filed by shareholders who vote against the Merger Agreement Proposal, who abstain from voting, or who do not participate in the shareholders meeting approving the Merger Agreement Proposal. A shareholder who votes in favor of the approval of the Merger Agreement Proposal may also be able to file a suit. Tyco Switzerland shareholders who filed an appraisal suit will receive the merger consideration at the same time as all other Tyco Switzerland shareholders. If a claim by one or more shareholders of Tyco Switzerland is successful, all Tyco Switzerland shareholders who held common shares at the time of the effectiveness of the Merger would receive the same compensation.

Under Swiss law, if an appraisal suit is filed, the court will determine the compensation, if any, that it considers adequate. The Swiss Merger Act does not prescribe any specific valuation reference points that a court should use in making its determination, and to the knowledge of Tyco Switzerland, there are no Swiss Supreme Court precedents published in which a successful appraisal claim was made.

Article 105 of the Swiss Merger Act only states that a court shall award an “adequate compensation” (angemessene Ausgleichszahlung) and Article 7 of the Swiss Merger Act provides that the shareholders of the merged company are entitled to receive shares in the surviving entity in correlation to their former shareholding in the merged entity, taking into account the respective net assets (Vermögen) of the two merging companies, the apportionment of voting rights as well as other relevant factors. The court should consider the respective net assets of Tyco Switzerland and Tyco Ireland and the audit report, which will confirm that the merger consideration is justifiable (vertretbar) and adequate (angemessen) based on Article 15(4)(c) and (d) of the Swiss Merger Act. In addition, a court will also consider other factors it deems relevant. Because shareholders will receive, as consideration in the Merger, Tyco Ireland ordinary shares on a one-for-one basis and all of the assets and liabilities of Tyco Switzerland as a result of the completion of the Merger will be transferred by operation of law to Tyco Ireland, we believe that the equity and shareholder interests of Tyco Switzerland shareholders are adequately safeguarded.

In a lawsuit brought before Swiss courts, the procedural and litigation costs of the appraisal proceedings will generally be borne by Tyco Ireland as the surviving company in the Merger. Under special circumstances, the court may require the plaintiffs to bear some of these costs. The filing of an appraisal suit does not prevent completion of the Merger.

As stated above, this description of appraisal rights and procedural aspects is based on Swiss law and international treaties applicable in Switzerland (such as the Lugano Convention). Should an appraisal suit be filed by shareholders against Tyco Ireland in Ireland, the applicable legal and procedural considerations might be different.

Exchange of Shares; Delivery of Shares to Former Record Holders

The exchange of Tyco Switzerland common shares into Tyco Ireland ordinary shares will occur automatically at the effective time of the Merger. The Transfer Agent will, as soon as reasonably practicable after the effective time of the Merger, exchange Tyco Switzerland common shares for Tyco Ireland ordinary shares to be received in the Merger pursuant to the terms of the Merger Agreement.

▪

If you are currently a beneficial holder of Tyco Switzerland common shares (i.e., your shares are held in “street name”), your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by your bank, broker or other nominee on the effective date of the Merger, your ownership of Tyco Ireland ordinary shares will be recorded in book entry form by your nominee without the need for any further action on your part.

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If you hold Tyco Switzerland common shares as a shareholder of record (not as a beneficial owner holding in “street name”), your ownership of Tyco Ireland ordinary shares will be recorded in book entry form on the effective date of the Merger by Tyco Ireland’s transfer agent without the need for any further action on your part.

After the effective time of the Merger, each Tyco Switzerland common share will no longer be outstanding and will cease to exist, and each book-entry share for registered holders that previously represented Tyco Switzerland common shares will represent only the right to be entered into the register of members of Tyco Ireland.

Melbourn Road, Bishopstown, County Cork, Ireland, will be the address at which the share register for Tyco Ireland can be inspected after the effective time of the Merger.

Share Compensation Plans

If the Merger is completed, Tyco Ireland will adopt and assume Tyco Switzerland’s equity and incentive plans and certain other employee benefit plans and arrangements and underlying awards, and those plans, arrangements and awards will be amended as necessary to give effect to the Merger, including to provide (1) that ordinary shares of Tyco Ireland will be issued, held, available or used to measure benefits as appropriate under the plans, arrangements and awards, in lieu of Tyco Switzerland common shares, including upon exercise of any options granted or awarded under those plans and arrangements; and (2) for the appropriate substitution of Tyco Ireland for Tyco Switzerland in those plans and arrangements.

Stock Exchange Listing

Tyco Switzerland common shares are currently listed on the NYSE. Tyco Ireland intends to make an application so that, immediately following the effective time of the Merger, Tyco Ireland ordinary shares will be listed on the NYSE under the symbol “TYC,” the same symbol under which the Tyco Switzerland common shares are currently listed. There is currently no established public trading market for Tyco Ireland ordinary shares. Tyco Ireland currently does not intend to seek a listing on the Irish Stock Exchange.

Accounting Treatment of the Merger under U.S. GAAP

Under U.S. GAAP, the Merger represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Tyco Switzerland will be reflected at their carrying amounts in the accounts of Tyco Ireland at the effective time of the Merger.

Guarantee of Senior Notes

In connection with the Merger, Tyco Ireland will enter into supplemental indentures to the indentures governing TIFSA’s senior notes. The supplemental indenture will provide for Tyco Ireland to guarantee the obligations of TIFSA under the indenture and supplemental indentures governing the senior notes. Our newly formed Luxembourg subsidiary will assume the obligations of Tyco Switzerland under the indenture and supplemental indentures governing the senior notes.

Impact of the Merger on Operating Costs and Effective Tax Rates

We do not expect the Merger to have a material effect on our operating costs, including our selling, general and administrative expenses. In addition, we do not expect the Merger to materially affect our worldwide effective corporate tax rate. We believe that the cost of doing business in Ireland is generally comparable to the cost of doing business in Switzerland.

Effect of the Merger on the Availability of Information and Reports

After the completion of the Merger, Tyco Ireland will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable corporate governance rules of the NYSE, and Tyco Ireland will continue to report Tyco’s consolidated financial results in U.S. dollars and under U.S. GAAP. Tyco Ireland will also be required to comply with any additional reporting and governance requirements of Irish law.

For so long as Tyco Ireland has a class of securities listed on the NYSE, Tyco Ireland will continue to be subject to rules regarding proxy solicitations and tender offers and the corporate governance requirements of the NYSE, the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act including, for example, independence requirements for audit and compensation committee composition, annual certification requirements and auditor independence rules, unless certain circumstances change. Tyco Ireland will also be required to disclose any significant ways in which its corporate governance practices differ from those followed by U.S. domestic companies under the NYSE’s listing standards.

PROPOSAL TO CREATE DISTRIBUTABLE

RESERVES OF TYCO IRELAND

Under Irish law, dividends and distributions and, generally, share repurchases or redemptions may only be made from distributable reserves in Tyco Ireland’s unconsolidated balance sheet prepared in accordance with the Irish Companies Act 1963 to 2013. Distributable reserves generally means the accumulated realized profits of Tyco Ireland less accumulated realized losses of Tyco Ireland and includes reserves created by way of capital reductions. In addition, no distribution or dividend may be made unless the net assets of Tyco Ireland are equal to, or in excess of, the aggregate of Tyco Ireland’s called up share capital plus undistributable reserves and the distribution does not reduce Tyco Ireland’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Tyco Ireland’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Tyco Ireland’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital. See “Description of the Share Capital of Tyco Ireland—Dividends” and “Description of the Share Capital of Tyco Ireland—Share Repurchases and Redemptions.”

Immediately following the Merger, the unconsolidated balance sheet of Tyco Ireland will not contain any distributable reserves and “shareholders’ equity” in such balance sheet will be comprised entirely of “share capital” (equal to the aggregate nominal value of the Tyco Ireland ordinary shares issued pursuant to the Merger) and “share premium” resulting from the issuance of Tyco Ireland ordinary shares in the Merger. The share premium arising will be equal to (1) the aggregate market value of the Tyco Switzerland common shares as of the close of trading on the NYSE on the day prior to the completion of the Merger less (2) the nominal value of Tyco Ireland’s ordinary share capital.

The Tyco Switzerland shareholders are being asked at the Special General Meeting to approve a proposal to reduce the share premium of Tyco Ireland to allow the creation of distributable reserves of Tyco Ireland. If the shareholders of Tyco Switzerland approve the creation of distributable reserves and the Merger is completed, such approval will facilitate Tyco Ireland in seeking to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following the completion of the Merger. Tyco Ireland is expected to obtain the approval of the Irish High Court within approximately six to twelve weeks after completion of the Merger.

Prior to completion of the Merger, the current shareholders of Tyco Ireland will have unanimously passed a resolution to create distributable reserves following completion of the Merger through the reduction of all the share premium of Tyco Ireland.

The approval of the Reserves Proposal is not a condition to the completion of the Merger and whether or not it is approved will have no impact on the completion of the Merger. Accordingly, if the shareholders of Tyco Switzerland approve the Merger Agreement Proposal but do not approve the Reserves Proposal, the Merger will still be completed. Until the Irish High Court approval is obtained or distributable reserves are created as a result of the profitable operation of Tyco Ireland, Tyco Ireland will not have sufficient distributable reserves to pay dividends or to repurchase or redeem its ordinary shares following the Merger, including under the current share repurchase plans of Tyco Switzerland, until such time as Tyco Ireland has created distributable reserves through the generation of future profits from its operations. In addition, although Tyco Ireland is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court.

On March 5, 2014, at our annual general meeting, our shareholders approved an aggregate dividend in the amount of $0.72 per share to be paid in four quarterly installments of $0.18 in May 2014, August 2014, November 2014, and February 2015. The first dividend installment was paid by Tyco Switzerland on May 21, 2014. We currently anticipate completing the Merger by the end of 2014. The dividend payments approved by our shareholders at the 2014 annual general meeting are legal obligations and Tyco Ireland will be obligated under the Merger Agreement to pay all such dividend installments that remain unpaid at the time of the completion of the Merger as part of its assumption of all of the liabilities of Tyco Switzerland. Notwithstanding the Merger, as long as you are a holder of Tyco shares issued at the time of the Merger on the applicable record and payment date relating to any of the remaining installments, you will receive such dividend installment regardless of which Tyco entity pays it.

The capital reduction is not a prerequisite for Tyco Ireland to be able to satisfy the obligation to pay the remaining installments of the dividend approved at the 2014 annual general meeting of Tyco Switzerland shareholders that remain unpaid at the time of the Merger, all such payments being liabilities of Tyco Switzerland.

As of April 30, 2014, the Board had authorized Tyco Switzerland to repurchase up to $2.0 billion of its common shares. If the Merger Agreement Proposal is approved and the Merger is consummated, Tyco Ireland will be authorized to repurchase its ordinary shares up to an aggregate amount equaling the difference between $2.0 billion and the aggregate amount of share repurchases conducted by Tyco Switzerland prior to the consummation of the Merger, with no expiration date for such authorization. Despite this authority, the creation of distributable reserves, however is a prerequisite for Tyco Ireland to be able to repurchase its ordinary shares.

Recommendation and Required Affirmative Vote

Approval of the Reserves Proposal requires the affirmative vote of at least a majority of the Tyco Switzerland common shares cast in person or by proxy at the meeting.

The Board recommends that shareholders vote “FOR” the Reserves Proposal.

The Reserves Proposal will not be presented at the Special General Meeting if the Merger Agreement Proposal is not approved by Tyco Switzerland’s shareholders.

MATERIAL TAX CONSIDERATIONS

The information presented under the caption “Swiss Tax Considerations” is a discussion of the material Swiss tax consequences of the Merger. The information presented under the caption “U.S. Federal Income Tax Considerations” is a discussion of the material U.S. federal income tax consequences (1) to U.S. holders and non-U.S. holders (as defined below) of (A) exchanging Tyco Switzerland common shares for Tyco Ireland ordinary shares in the Merger, and (B) owning and disposing of Tyco Ireland ordinary shares received in the Merger and (2) to Tyco Switzerland and Tyco Ireland of the Merger. The information presented under the caption “Irish Tax Considerations” is a discussion of the material Irish tax consequences to shareholders of the Merger and of ownership and disposition of the Tyco Ireland ordinary shares.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Merger and of ownership and disposition of the Tyco Ireland ordinary shares under the laws of the U.S. (federal, state and local), Ireland, Switzerland, and any other applicable jurisdiction.

Swiss Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of Swiss taxation other than Swiss federal and Schaffhausen cantonal taxation, is not a complete analysis or list of all of the possible tax consequences of the Merger or of holding and disposing of Tyco Switzerland common shares (other than in exchange for ordinary shares of Tyco Ireland as a result of the Merger) and does not address all tax considerations that may be relevant to you.

Consequences of the Merger

In connection with this proxy statement/prospectus, our tax counsel, PricewaterhouseCoopers AG, Switzerland, has delivered a tax opinion to the effect that, for Swiss federal tax purposes, the Merger (i) should not be taxable to Tyco Switzerland as Tyco Switzerland can claim participation relief on the gain recognized upon the Merger and (ii) will not be taxable to Swiss shareholders of Tyco Switzerland, provided that Tyco Ireland’s equity that can be distributed to Swiss individual shareholders without Swiss income tax consequences does not exceed Tyco Switzerland’s income tax free distributable equity (i.e., the sum of the nominal capital plus qualifying reserves from capital contributions) at the time of the exit, and that Tyco meets the Withholding Test (as described below). At July 21, 2014, the most recent practicable date prior to the mailing of this proxy statement/prospectus, Tyco met this Withholding Test. In addition to the tax opinion from our tax counsel, we have also received two private letter rulings (the “Private Letter Rulings”) from each of (i) the Swiss federal tax administration (the “Swiss FTA”) describing the Withholding Test and the circumstances under which the withholding tax would be due and (ii) the Schaffhausen tax administration confirming that participation relief should be applicable on the gain recognized upon the Merger for Swiss direct federal tax purposes and therefore the Merger should not result in a taxable transaction for Tyco Switzerland.

Material Tax Consequences to Tyco Switzerland

We believe that the Merger will not be a taxable transaction for Swiss withholding tax purposes for Tyco Switzerland pursuant to a private letter ruling we received from the Swiss Federal Tax Administration setting out the circumstances under which an exit withholding tax may be payable under

Swiss law as a result of the Merger. We also received a private letter ruling from the Schaffhausen tax administration confirming that Tyco Switzerland may claim participation relief for corporate income tax purposes for any capital gain Tyco Switzerland would recognize upon the completion of the Merger.

Material Tax Consequences to Shareholders

Under Swiss law a transaction such as the Merger, which results in the migration or “exit” of a company from Switzerland, could result in the imposition of exit withholding tax, corporate income tax as well as income tax at the level of the Swiss resident shareholders. While any withholding tax imposed would be a shareholder-level tax, the Swiss company would be required to pay such tax to the Swiss tax authorities on behalf of the shareholders. Any such payment by the Swiss company could also give rise to taxes imposed on shareholders in other countries, such as the United States, on the tax amounts deemed paid on behalf of such shareholders. However, Swiss shareholders of Tyco Switzerland will not recognize gain or loss on the exchange of Tyco Switzerland common shares for ordinary shares of Tyco Ireland in the Merger and no exit withholding tax will be due as a result of the Merger as long as Tyco meets a test, which we refer to as the “Withholding Test.” Under the Withholding Test, an exit withholding tax in respect of the Merger will not be due as long as Tyco Switzerland’s Market Capitalization is less than or equal to Tyco Switzerland’s Total Qualifying Equity (all capitalized terms are described below). If, however, Tyco Switzerland’s Market Capitalization is more than its Total Qualifying Equity, Tyco Switzerland will not meet the Withholding Test and a 35% withholding tax would be assessed on the difference. As discussed under “Approval of the Merger Agreement–-Conditions to Completion of the Merger,” it is a condition to the ability of Tyco to effect the Merger that no such exit withholding tax be payable under Swiss law as a result of the Merger. Furthermore, in order to avoid the imposition of Swiss income taxation at the level of the Swiss individual shareholders holding their shares as private assets, Tyco Ireland’s equity that can be distributed to Swiss individual shareholders without Swiss income tax consequences must not exceed Tyco Switzerland’s income tax free distributable equity (i.e., the sum of the nominal capital plus qualifying reserves from capital contributions) at the time of the exit.

For purposes of the Withholding Test:

“Market Capitalization” is equal to the product of (i) the volume weighted average share price for Tyco Switzerland common shares on the NYSE in Swiss Francs, calculated daily based upon the closing share price on the NYSE for each trading day during a 60 trading day averaging period ending on the day that is 45 days in advance of the meeting (the “Valuation Date”) (or the next preceding trading day if such day is not a trading day), whenever the meeting occurs and the U.S. dollar/Swiss franc exchange rate on each such trading day (as reported by the Swiss National Bank) and (ii) the number of registered shares of Tyco Switzerland as of the date of the Exit Balance Sheet (as reported in the Commercial Register), excluding all shares held by Tyco Switzerland and its subsidiaries.

“Total Qualifying Equity” is equal to the sum of (i) the aggregate par value of the registered shares of Tyco Switzerland as reported in the Commercial Register, less the aggregate par value of the Remaining Treasury Shares, as of the date of the Exit Balance Sheet, plus (ii) the confirmed amount of the reserves from capital contributions (Kapitaleinlagereserven) of Tyco Switzerland as reflected in Tyco Switzerland’s then most recent Form 170 filed with and approved by the Swiss FTA, provided that if there has been any change to such capital contribution since the date of such Form 170, Tyco Switzerland will provide an updated Form 170 as of the date of the Exit Balance Sheet.

“Remaining Treasury Shares” means the registered shares of Tyco Switzerland that are held by Tyco Switzerland or one of its subsidiaries.

The “Exit Balance Sheet” for Swiss withholding tax purposes is an unaudited, statutory, non-consolidated balance sheet for Tyco Switzerland as of the last Friday of June 2014 (June 27, 2014).

The Swiss FTA will provide a final confirmation that there will be no exit withholding tax in respect of the Merger within 14 business days of Tyco Switzerland’s submission to the Swiss FTA of the Exit Balance Sheet and the calculation of the Market Capitalization.

At July 21, 2014, the most recent practicable date prior to the mailing of this proxy statement/prospectus, Tyco Switzerland’s Market Capitalization as calculated for Swiss tax purposes was $19.7 billion and the Total Qualifying Equity of Tyco Switzerland was $30.3 billion. Accordingly, had the Withholding Test occurred on July 21, 2014, there would have been no exit withholding tax payable in respect of the Merger (since Market Capitalization did not exceed Total Qualifying Equity at such date). Under the terms of the Private Letter Ruling, however, the Withholding Test will actually be definitively calculated on July 29, 2014, when the Total Qualifying Equity and the number of shares outstanding used to calculate Market Capitalization are finally determined. We do not expect any material changes to the amount of Market Capitalization or Total Qualifying Equity from what we have calculated and presented above. Therefore, we do not expect that when the Withholding Test is definitively calculated as of the date of the Exit Balance Sheet, it will result in any exit withholding tax being due.

It is a condition to the closing of the Merger that there will be no exit withholding tax payable under Swiss law as a result of the Merger. Tyco will not seek to amend the Merger Agreement to permit the Merger to become effective if an exit withholding tax would be payable as a result of the Merger. Accordingly, if the Market Capitalization exceeds Total Qualifying Equity at the date of the Exit Balance Sheet and an exit withholding tax would therefore be payable if the Merger were to become effective, Tyco Switzerland will cancel the meeting (if the meeting has not yet occurred), refrain from filing the application to effect the Merger with the Commercial Register (if the meeting has occurred and shareholders have approved the Merger proposal), and terminate the Merger Agreement. As a result, the Merger will not become effective. Tyco will issue a press release and file such press release with the U.S. Securities and Exchange Commission on a Current Report on Form 8-K to advise shareholders if the Withholding Test is not met and, therefore, that the meeting will not take place, or (if the meeting has taken place and shareholders have approved the Merger Proposal) that Tyco will refrain from filing the application to effect the Merger with the Commercial Register and will terminate the Merger Agreement.

U.S. Federal Income Tax Considerations

Scope of Discussion

Subject to the limitations and qualifications described herein and in the opinion of McDermott Will & Emery LLP, filed as Exhibit 8.1 to the registration statement, the following discussion constitutes the opinion of our U.S. tax counsel, McDermott Will & Emery LLP, as to (i) the material U.S. federal income tax consequences to Tyco Switzerland, Tyco Ireland, and our shareholders as a result of the Merger and (ii) the material U.S. federal income tax consequences to our shareholders of owning and disposing of Tyco Ireland ordinary shares. This discussion does not generally address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all of the possible tax consequences of the Merger or of holding and disposing of Tyco Ireland ordinary shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you. In particular, this discussion deals only with holders that hold their Tyco Switzerland common shares and will hold their Tyco Ireland ordinary shares as capital assets and, except as otherwise indicated below, does not address the tax treatment of special classes of holders, such as:

¡

a holder of Tyco Switzerland common shares who, at any time within the five year period ending on the date of the Merger, has actually and constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Tyco Switzerland, after taking into account any voting restrictions on treasury shares or otherwise imposed under Swiss law;

¡

a holder of Tyco Ireland ordinary shares who, at any time after the Merger, actually and constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Tyco Ireland, after taking into account any voting restrictions on treasury shares or otherwise imposed under Irish law (such holders, together with any holders described in the previous bullet, “10% holders”);

¡

a holder of Tyco Switzerland common shares who, immediately before the Merger, actually and constructively owns at least 5% of either the total combined voting power or the total value of all classes of stock of Tyco Switzerland (a “5% holder”);

¡	a bank or other financial institution;

¡	a tax-exempt entity;

¡	an insurance company;

¡	a person holding shares as part of a “straddle,” “hedge,” “wash sale,” “integrated transaction,” or “conversion transaction;”

¡	a person holding shares through a partnership or other pass-through entity;

¡	a U.S. expatriate;

¡	a nonresident alien who has elected to be treated as a resident of the United States or is a bona fide resident of Puerto Rico, Guam, American Samoa or the Northern Mariana Islands;

¡	a person who is liable for alternative minimum tax;

¡	a broker-dealer or trader in securities or currencies;

¡	a U.S. holder whose “functional currency” is not the U.S. dollar;

¡	a regulated investment company;

¡	a real estate investment trust;

¡	a trader in securities who has elected the mark-to-market method of accounting for its securities;

¡	a holder who received Tyco Switzerland common shares through the exercise of employee stock options or otherwise as compensation or through a tax qualified retirement plan; or

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a non-corporate holder of Tyco Ireland ordinary shares who, because of limitations under the U.S. securities laws or other legal limitations, is not free to dispose of those shares without restriction.

This discussion is based on the laws of the United States, including the U.S. Internal Revenue Code of 1986, as amended, which we call the “U.S. Code,” its legislative history, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings, administrative pronouncements and income tax treaties to which the United States is a party, each as in effect on the date of this proxy statement/prospectus. These laws may change, possibly with retroactive effect. There can be no assurance that the IRS will not disagree with or will not successfully challenge any of the conclusions reached and described in this discussion.

For purposes of this discussion, a “U.S. holder” is any beneficial owner of Tyco Switzerland common shares or, after the completion of the Merger, Tyco Ireland ordinary shares that for U.S. federal income tax purposes is:

¡	an individual citizen or resident alien of the United States;

¡	a corporation or other entity taxable as a corporation organized under the laws of the United States or any state thereof including the District of Columbia; or

¡	an estate or trust, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. holder” of Tyco Switzerland common shares or, after the completion of the Merger, Tyco Ireland ordinary shares is a holder, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Tyco Switzerland common shares or Tyco Ireland ordinary shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Tyco Switzerland common shares or Tyco Ireland ordinary shares that are partnerships and partners in these partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences to them of the Merger and the ownership and disposition of the Tyco Ireland ordinary shares.

In the discussion that follows, except as otherwise indicated, it is assumed, as Tyco believes to be the case, that Tyco Switzerland has not been and will not be a passive foreign investment company before the Merger and that Tyco Ireland will not be a passive foreign investment company after the Merger. See “Material Tax Considerations—U.S. Federal Income Tax Considerations.” It is also assumed, as Tyco expects to be the case, that Tyco Ireland will continue to be a non-U.S. corporation in the future.

Consequences of the Merger

For U.S. federal income tax purposes, (i) the Merger, together with the transfer of certain assets to Lux Co, will qualify as a “reorganization” under Section 368(a) of the U.S. Code and (ii) no gain or loss will be recognized by us, Tyco Ireland, or our shareholders (including, for this purpose, 5% and 10% holders) as a result of such reorganization. The basis of a shareholder’s Tyco Ireland ordinary shares received in exchange for such shareholder’s Tyco Switzerland common shares will be equal to the basis of the Tyco Switzerland common shares exchanged. The holding period of the Tyco Ireland ordinary shares will include the period such shareholders held the Tyco Switzerland common shares exchanged. Shareholders who hold their Tyco Switzerland common shares with differing bases or holding periods should consult their tax advisors as to the determination of the bases and holding periods of the Tyco Ireland ordinary shares received in the Merger.

Consequences of Owning and Disposing of Tyco Ireland Ordinary Shares

U.S. HOLDERS

Taxation of Distributions on Tyco Ireland Ordinary Shares. The gross amount of a distribution paid with respect to Tyco Ireland ordinary shares, including the full amount of any Irish withholding tax on such amount, will be a dividend for U.S. federal income tax purposes to the extent of Tyco Ireland’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation will be subject to U.S. federal income tax at a maximum rate of 20%. As long as Tyco Ireland ordinary shares are listed on the NYSE or certain other exchanges and/or Tyco Ireland qualifies for benefits under the income tax treaty between the United States and Ireland, Tyco Ireland will be treated as a qualified foreign corporation for this purpose. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends received by a corporate shareholder will not be eligible for the dividends received deduction that is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation.

To the extent that a distribution exceeds Tyco Ireland’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), it will be treated as a nontaxable return of capital to the extent of the U.S. holder’s basis in the shares, and thereafter generally should be treated as a capital gain. Such capital gain will be long-term if the U.S. holder’s holding period for the Tyco Ireland ordinary shares exceeds one year.

Subject to complex limitations, Irish withholding tax imposed on any distribution will be treated for U.S. federal income tax purposes as a foreign tax that may be claimed as a foreign tax credit against the U.S. federal income tax liability of a U.S. holder. For purposes of calculating the foreign tax credit, dividends paid on Tyco Ireland ordinary shares generally will be treated as income from sources outside the United States, except that a portion of such dividends may be treated as income from U.S. sources if (i) United States persons own, directly or indirectly, 50% or more of the Tyco Ireland ordinary shares and (ii) Tyco Ireland receives more than a de minimis amount of income from U.S. sources. The rules relating to the determination of the foreign tax credit are complex, and you should consult your own tax advisors to determine whether and to what extent a credit would be available. In lieu of claiming a credit, U.S. holders may claim a deduction for foreign taxes paid in the taxable year. Unlike a tax credit, a deduction does not reduce U.S. federal income tax on a dollar-for-dollar basis.

Subsequent Dispositions of Tyco Ireland Ordinary Shares. U.S. holders of Tyco Ireland ordinary shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other disposition of Tyco Ireland ordinary shares in the same manner as on the sale, exchange or other disposition of any other shares held as capital assets. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for the Tyco Ireland ordinary shares exceeds one year. Under current law, long-term capital gain of non-corporate shareholders is subject to tax at a maximum rate of 20%. There are limitations on the deductibility of capital losses.

Passive Foreign Investment Company Considerations. The treatment of U.S. holders of Tyco Ireland ordinary shares in some cases could be materially different from that described above if, at any relevant time, Tyco Switzerland or Tyco Ireland were a passive foreign investment company (a “PFIC”).

For U.S. federal income tax purposes, a foreign corporation, such as Tyco Switzerland or Tyco Ireland, is classified as a PFIC for any taxable year in which either (1) 75% or more of its gross income is passive income (as defined for U.S. federal income tax purposes) or (2) the average percentage of its assets that produce passive income or that are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is generally deemed to own its proportionate share of the assets of and to receive directly its proportionate share of the income of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

Classification of a foreign corporation as a PFIC can have various adverse consequences to shareholders of the corporation who are “United States persons,” as defined in the U.S. Code. These include taxation of gain on a sale or other disposition of the shares of the corporation at the maximum ordinary income rates and imposition of an interest charge on gain or on distributions with respect to the shares.

We believe that Tyco Switzerland should not be treated as having been a PFIC in any prior taxable year and should not be treated as a PFIC in the taxable year in which the Merger will occur. In addition, we believe that Tyco Ireland should not be treated as a PFIC following the Merger. However, the tests for determining PFIC status are applied annually, and it is difficult to accurately predict future income and assets relevant to this determination. Accordingly, we cannot assure U.S. holders that Tyco Ireland will not become a PFIC. Moreover, the determination of PFIC status depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. As a result, whether Tyco Switzerland or Tyco Ireland is or will be a PFIC for any relevant taxable year cannot be predicted with certainty, and there can be no assurance that the IRS will not challenge our determination concerning our PFIC status.

If Tyco Ireland should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of Tyco Ireland ordinary shares, although there can be no assurance that it will be able to do so in a timely and complete manner. U.S. holders of Tyco Ireland ordinary shares should consult their own tax advisors about the PFIC rules, including the availability of certain elections.

Unearned Income Medicare Contribution Tax. An additional 3.8% Medicare tax generally will be imposed on the “net investment income” of individuals (other than nonresident aliens) with a modified adjusted gross income over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For this purpose, “net investment income” generally includes interest, dividends (including dividends paid with respect to Tyco Ireland ordinary shares), annuities, royalties, rents, net gain attributable to the disposition of property not held in a trade or business (including net gain from the taxable disposition of the Tyco Ireland ordinary shares) and certain other income, as reduced by any deductions properly allocable to such income or gain. If you are a U.S. holder that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of the Medicare tax to your income and gains in respect of your investment in Tyco Ireland ordinary shares.

Information Reporting and Backup Withholding on Distributions and Disposition Proceeds with Respect to Tyco Ireland Ordinary Shares. Dividends on Tyco Ireland ordinary shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of Tyco Ireland ordinary shares.

In addition to being subject to backup withholding, if a U.S. holder of Tyco Ireland ordinary shares does not provide us (or our paying agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS.

Section 6038D of the U.S. Code requires an individual (other than a nonresident alien) who holds an interest in a “specified foreign financial asset” during any taxable year beginning after March 18, 2010, to attach to such person’s U.S. federal income tax return for such taxable year, certain information with respect to such specified foreign financial asset, including the name and address of the issuer and information necessary to identify the class or issue of which such stock is a part. Temporary Treasury regulations prescribe IRS Form 8938 (Statement of Specified Financial Assets) as the appropriate means to comply with Section 6038D of the U.S. Code. Tyco Ireland ordinary shares should be a specified foreign financial asset unless such shares are held in an account maintained by a financial institution. Any shareholder who does not intend to hold its Tyco Ireland ordinary shares in an account maintained by a financial institution should consult his or her own tax advisor with respect to the requirement to provide such information.

NON-U.S. HOLDERS

Taxation of Distributions on Tyco Ireland Ordinary Shares. A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on dividends received on its Tyco Ireland ordinary shares, unless the dividends are effectively connected with the holder’s conduct of a trade or business in the United States and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the holder in the United States or such holder is subject to backup withholding as discussed below.

Except to the extent otherwise provided under an applicable tax treaty, a non-U.S. holder generally will be taxed in the same manner as a U.S. holder on dividends paid and gains recognized that are effectively connected with the holder’s conduct of a trade or business in the United States. Effectively connected dividends received and gains recognized by a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or, if applicable, a lower treaty rate), subject to certain adjustments.

Subsequent Disposition of Tyco Ireland Ordinary Shares. In general, a non-U.S. holder of Tyco Switzerland common shares will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of the Tyco Ireland ordinary shares, unless: (1) such gain is effectively connected with the conduct by the holder of a trade or business within the United States and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States, (2) in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met, or (3) such holder is subject to backup withholding as discussed below.

Information Reporting and Backup Withholding on Distributions and Disposition Proceeds with Respect to Tyco Ireland Ordinary Shares. In order not to be subject to backup withholding tax on distributions and disposition proceeds with respect to Tyco Ireland ordinary shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status, or otherwise establish an exemption. Non-U.S. holders of Tyco Ireland ordinary shares should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available. Any amount withheld from a payment to a non-U.S. holder under the backup withholding rules may be allowed as a refund or credit against the holder’s U.S. federal income tax, provided that the required information is furnished to the IRS.

Irish Tax Considerations

Scope of Discussions

The following is a summary of the material Irish tax consequences to shareholders of the Merger and of ownership and disposition of the Tyco Ireland ordinary shares. The summary does not purport to be a comprehensive description of all of the tax considerations that may be relevant to each shareholder. The summary is based on Irish tax law and the practice of the Irish Revenue Commissioners currently in force in Ireland and on discussions and correspondence with the Irish Revenue Commissioners. Legislative, administrative or judicial changes may modify the tax consequences described below.

The summary deals with holders who beneficially own their shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding shares, such as dealers in securities, trusts, insurance companies, collective investment schemes and individuals who have or may be deemed to have acquired their shares by virtue of an office or employment. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Prospective investors in the shares should consult their professional advisers on the tax implications of the purchase, holding, redemption or sale of the shares under the laws of their country of residence, citizenship or domicile.

Shareholders

Irish Tax on Chargeable Gains (at the time of the Merger). The receipt by Tyco Switzerland shareholders of Tyco Ireland ordinary shares as consideration for the cancellation of their Tyco Switzerland common shares in the Merger will not give rise to a liability to Irish tax on chargeable gains for persons that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold such shares in connection with a trade carried on by such holder in Ireland through a branch or agency.

The issuance, pursuant to the Merger, of Tyco Ireland ordinary shares to holders of Tyco Switzerland common shares who are resident or ordinarily resident for tax purposes in Ireland, or who hold their shares in connection with a trade carried on by such holder in Ireland through a branch or agency, should be treated as falling within the relief for a reorganization for the purposes of taxation of chargeable gains. Accordingly, the Tyco Ireland ordinary shares issued to holders of Tyco Switzerland common shares in accordance with their entitlements as holders of Tyco Switzerland common shares should be treated as the same asset and as acquired at the same time as the Tyco Switzerland common shares.

Irish Tax on Chargeable Gains (on shares held post-Merger). The rate of tax on chargeable gains (where applicable) in Ireland is currently 33%. Tyco Ireland shareholders that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade carried on by such holder in Ireland through a branch or agency will not be liable for Irish tax on chargeable gains realized on a subsequent disposal of their Tyco Ireland ordinary shares.

Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or shareholders that hold their shares in connection with a trade carried on by such holder in Ireland through a branch or agency will, subject to the availability of exemptions and reliefs, be within the charge to Irish tax on chargeable gains arising on a subsequent disposal of their Tyco Ireland ordinary shares.

Withholding Tax on Dividends

Distributions made by Tyco will generally be subject to dividend withholding tax (“DWT”) at the standard rate of income tax (currently 20%) unless one of the exemptions described below applies, which we believe will be the case for the majority of shareholders. DWT (if any) arises in respect of dividends paid after Tyco’s establishment of tax residency in Ireland. For DWT purposes, a dividend includes any distribution made by Tyco to its shareholders, including cash dividends, non-cash dividends and additional stock or units taken in lieu of a cash dividend. Tyco is responsible for withholding DWT at source and forwarding the relevant payment to the Irish Revenue Commissioners.

Certain shareholders (both individual and corporate) are entitled to an exemption from DWT. In particular, a non-Irish resident shareholder is not subject to DWT on dividends received from Tyco if the shareholder is beneficially entitled to the dividend and is:

¡	an individual shareholder resident for tax purposes in a “relevant territory,” and the individual is neither resident nor ordinarily resident in Ireland;

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a corporate shareholder that is controlled, directly or indirectly, by a person or persons resident in a “relevant territory” who is or are (as the case may be) not controlled, directly or indirectly, by a person or persons who is or are not resident in a “relevant territory”;

¡

a corporate shareholder resident for tax purposes in a “relevant territory,” provided that the corporate shareholder is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

¡

a corporate shareholder that is not resident for tax purposes in Ireland and whose principal class of shares (or those of its 75 percent parent) is substantially and regularly traded on a recognized stock exchange either in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance; or

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a corporate shareholder that is not resident for tax purposes in Ireland and is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a recognized stock exchange in a “relevant territory” or on such other stock exchange approved by the Irish Minister for Finance, and provided that, in all cases noted above but subject to the matters described below, the shareholder has provided the appropriate forms to his or her broker (and the relevant information is further transmitted to Tyco’s qualifying intermediary before the record date for the dividend in the case of shares held beneficially), or to Tyco’s transfer agent at least 7 business days before such record date (in the case of shares held directly).

Tyco is in the process of putting an agreement in place with a qualifying intermediary which is recognized by the Irish Revenue Commissioners as a “qualifying intermediary” and which satisfies one of the Irish requirements for dividends to be paid free of DWT to certain shareholders who hold their shares through DTC, as described below. The agreement will generally provide for certain arrangements relating to distributions in respect of those shares of Tyco (the “Deposited Securities”) that are held through DTC. The agreement will provide that the qualifying intermediary shall distribute or otherwise make available to Cede & Co., as nominee for DTC, any cash dividend or other cash distribution with respect to the Deposited Securities, after Tyco delivers or causes to be delivered to the qualifying intermediary the cash to be distributed.

Tyco will rely on information received directly or indirectly from brokers and its transfer agent in determining where shareholders reside, whether they have provided the required U.S. tax information and whether they have provided the required Irish dividend withholding tax forms, as described below. Shareholders who are required to file Irish forms in order to receive their dividends free of DWT should note that such forms are generally valid until 31 December of the fifth year after the year of issue of the forms and new forms must be filed before the expiration of that period in order to continue to enable them to receive dividends without DWT. Links to the Irish Revenue forms are available at http://www.revenue.ie/en/tax/dwt/forms/index.html.

For a list of “relevant territories” as defined for the purposes of DWT, see Annex C to this proxy statement/prospectus.

For shareholders that cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such shareholders to rely on the provisions of a double tax treaty to which Ireland is a party to reduce the rate of DWT.

Shares Held by U.S. Resident Shareholders

Dividends paid on Tyco Ireland ordinary shares that are owned by residents of the United States and held beneficially will not be subject to DWT provided that the address of the beneficial owner of the shares in the records of the broker is in the United States. Tyco strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Tyco’s qualifying intermediary).

Shareholders who are residents of the United States who held shares directly on the date immediately prior to completion of the Merger generally will receive dividends paid before one year from the date on which the last shareholder vote approving the Merger is held, without any DWT. Dividends will be paid without any DWT if the shareholder has provided a valid U.S. tax form showing an address in the United States to Tyco’s transfer agent. Tyco strongly recommends that such shareholders ensure that the appropriate tax form has been provided to Tyco’s transfer agent.

Dividends paid on Tyco Ireland ordinary shares acquired after the completion of the Merger that are owned by residents of the United States and held directly will not be subject to DWT provided that the shareholder has provided a valid IRS Form 6166 showing a U.S. address to Tyco’s transfer agent at least 7 business days before the record date for the first dividend payment to which they are entitled. Tyco strongly recommends that such shareholders ensure that the appropriate IRS Form 6166 has been provided to Tyco’s transfer agent as soon as possible after acquiring their shares.

In addition, all shareholders who are residents of the United States and hold their shares directly (regardless of when such shareholders acquired their shares) must provide a valid IRS Form 6166 showing a U.S. address in order to receive dividends paid after one year from the date on which the last shareholder vote approving the Merger is held, without DWT. Such shareholders must provide the appropriate IRS Form 6166 to Tyco’s transfer agent at least 7 business days before the record date for the first dividend paid after one year from the date on which the last shareholder vote approving the Merger is held. Tyco strongly recommends that such shareholders ensure that the appropriate IRS Form 6166 has been provided to Tyco’s transfer agent as soon as possible after acquiring their shares.

If any shareholder who is resident in the United States receives a dividend subject to DWT, he or she should generally be able to make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Shares Held by Residents of “Relevant Territories” Other than the United States

Shareholders who are residents of “relevant territories” other than the United States who held shares on the date immediately prior to completion of the Merger generally will receive dividends paid before one year from the date on which the last shareholder vote approving the Merger is held, without any DWT. For shares held beneficially, dividends will be paid without any DWT if the address of the relevant shareholder in his or her broker’s records is in a “relevant territory” other than the United States. Tyco strongly recommends that such shareholders ensure that their information has been properly recorded by their brokers (so that such brokers can further transmit the relevant information to Tyco’s qualifying intermediary). For shares held directly, dividends will be paid without any DWT if the shareholder has provided a valid Irish tax form showing an address in a “relevant territory” other than the United States to Tyco’s transfer agent. Tyco strongly recommends that such shareholders ensure that the appropriate tax form has been provided to Tyco’s transfer agent. In addition, all shareholders who are residents of “relevant territories” other than the United States who held shares on the date immediately prior to completion of the Merger must complete appropriate Irish dividend withholding tax forms in order to receive dividends paid after one year from the date on which the last shareholder vote approving the Merger is held without DWT. Such shareholders must provide the appropriate Irish dividend withholding tax forms to Tyco’s transfer agent at least 7 business days before the record date for the first dividend paid after one year from the date on which the last shareholder vote approving the Merger is held. Tyco strongly recommends that such shareholders ensure that the appropriate Irish dividend withholding tax forms have been provided to Tyco’s transfer agent as soon as possible after acquiring their shares.

Shareholders who are residents of “relevant territories” other than the United States who acquire their shares after the completion of the Merger must complete the appropriate Irish dividend withholding tax forms in order to receive their dividends without DWT. Such shareholders must provide the appropriate Irish dividend withholding tax forms to their brokers (so that such brokers can further transmit the relevant information to Tyco’s qualifying intermediary) before the record date for the first dividend payment to which they are entitled (in the case of shares held beneficially), or to Tyco’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Tyco strongly recommends that such shareholders complete the appropriate Irish forms and provide them to their brokers or Tyco’s transfer agent, as the case may be, as soon as possible after acquiring their shares.

If any shareholder who is resident in a “relevant territory” receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Please note that this exemption from DWT does not apply to a Tyco shareholder (other than a body corporate) that is resident or ordinarily resident in Ireland or to a non-resident body corporate that is under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland. However, it may be possible for such a shareholder to rely on a double tax treaty to limit the applicable DWT.

Shares Held by Residents of Ireland

Most Irish tax resident or ordinarily resident shareholders will be subject to DWT in respect of dividend payments on their Tyco Ireland ordinary shares.

Shareholders that are residents of Ireland but are entitled to receive dividends without DWT must complete the appropriate Irish forms and provide them to their brokers (so that such brokers can further transmit the relevant information to Tyco’s qualifying intermediary) before the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Tyco’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Shareholders who are resident or ordinarily resident in Ireland or are otherwise subject to Irish tax should consult their own tax advisor.

Shares Held by Other Persons

Tyco shareholders who do not reside in “relevant territories” or in Ireland will be subject to DWT, but there are a number of other exemptions that could apply on a case-by-case basis. Dividends paid to such shareholders will be paid subject to DWT unless the relevant shareholder has provided the appropriate Irish dividend withholding tax exemption form to his or her broker (so that such broker can further transmit the relevant information to Tyco’s qualifying intermediary) prior to the record date for the first dividend to which they are entitled (in the case of shares held beneficially), or to Tyco’s transfer agent at least 7 business days before such record date (in the case of shares held directly). Tyco strongly recommends that such shareholders to whom an exemption applies complete the appropriate Irish forms and provide them to their brokers or Tyco’s transfer agent, as the case may be, as soon as possible.

If any shareholder who is not a resident of a “relevant territory” or Ireland but is exempt from withholding receives a dividend subject to DWT, he or she may make an application for a refund from the Irish Revenue Commissioners on the prescribed form.

Income Tax on Dividends Paid on Tyco Ireland Ordinary Shares

Irish income tax (if any) arises in respect of dividends paid after Tyco’s establishment of tax residency in Ireland.

A shareholder who is not resident or ordinarily resident in Ireland and who is entitled to an exemption from DWT, generally has no liability to Irish income tax or the universal social charge on a dividend from Tyco Ireland unless he or she holds their Tyco shares through a branch or agency in Ireland through which a trade is carried on. Tyco shareholders that are not resident nor ordinarily resident in Ireland and do not hold their shares through a branch or agency in Ireland, are generally liable to Irish income tax and (in the case of an individual) the universal social charge on dividends received from Tyco unless they are entitled to exemption from DWT. However, the DWT deducted by Tyco discharges such liability to Irish income tax and the universal social charge provided that the shareholder furnishes a statement of DWT imposed to the Irish Revenue.

Irish resident or ordinarily resident shareholders may be subject to Irish tax and (in the case of an individual) the universal social charge on dividends received from Tyco Ireland. Such shareholders should consult their own tax advisor.

Capital Acquisitions Tax

Irish capital acquisitions tax (“CAT”) comprises principally of gift tax and inheritance tax. CAT could apply to a gift or inheritance of Tyco Ireland ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Tyco Ireland ordinary shares are regarded as property situated in Ireland as the share register of Tyco must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is levied at a rate of 33 percent above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT. Shareholders should consult their own tax advisor as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

Stamp Duty

Irish stamp duty (if any) becomes payable in respect of share transfers occurring after completion of the Merger.

No stamp duty will be payable on the cancellation of the common shares of Tyco Switzerland or the issue of Tyco Ireland ordinary shares pursuant to the Merger.

A transfer of Tyco Ireland ordinary shares from a seller who holds shares beneficially to a buyer who holds the acquired shares beneficially will not be subject to Irish stamp duty (unless the transfer involves a change in the nominee that is the record holder of the transferred shares).

A transfer of Tyco Ireland ordinary shares by a seller who holds shares directly to any buyer, or by a seller who holds the shares beneficially to a buyer who holds the acquired shares directly, may be subject to Irish stamp duty (currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher). Stamp duty is a liability of the buyer or transferee. A shareholder who holds Tyco Ireland ordinary shares directly may transfer those shares into his or her own broker account without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and at the time of the transfer there is no agreement in place for a sale of the shares. In order to benefit from this exemption from stamp duty, the seller must confirm to Tyco Ireland that there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and, at the time of the transfer, there is no agreement in place for a sale of the shares.

Because of the potential Irish stamp duty on transfers of Tyco Ireland ordinary shares, we strongly recommend that all directly registered shareholders open broker accounts so they can transfer their shares into a broker account as soon as possible and in any event prior to completion of the Merger. We also strongly recommend that any person who wishes to acquire Tyco Ireland ordinary shares after completion of the Merger acquire such shares beneficially.

We currently intend to pay, or cause one of our affiliates to pay, stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Tyco may, in its absolute discretion, pay or cause one of its affiliates to pay any stamp duty. Tyco Ireland’s articles of association as they will be in effect after the Merger provide that, in the event of any such payment, Tyco Ireland shall be entitled to (i) seek reimbursement from the buyer, (ii) set-off the amount of the stamp duty against future dividends on such shares, and (iii) claim a first and permanent lien on the Tyco Ireland ordinary shares acquired by such buyer and any dividends paid on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Tyco Ireland ordinary shares has been paid unless one or both of such parties is otherwise notified by Tyco.

DESCRIPTION OF THE SHARE CAPITAL OF TYCO IRELAND

The following information is a summary of the material terms of Tyco Ireland ordinary shares, nominal (i.e. par) value $0.01 per share, as specified in the form of Tyco Ireland articles of association that will be effective as of completion of the Merger (the “Tyco Ireland Articles”).

Pursuant to the Merger Agreement, each shareholder of Tyco Switzerland will receive one ordinary share of Tyco Ireland in exchange for each Tyco Switzerland common share held immediately prior to the effectiveness of the Merger. As such, the Merger will result in you holding Tyco Ireland ordinary shares, rather than Tyco Switzerland common shares. Immediately after the Merger, the number of Tyco Ireland ordinary shares you will own will be the same as the number of common shares you held in Tyco Switzerland immediately prior to the Merger, and your relative economic interest in our company will remain unchanged. All of the Tyco Ireland ordinary shares will be issued fully paid and will not be subject to any further calls or assessments by Tyco Ireland.

The following description of Tyco Ireland ordinary shares is a summary. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Tyco Ireland Articles, which are included as Annex B to this proxy statement/prospectus. See also “Comparison of Rights of Shareholders.”

Capital Structure

ISSUED SHARE CAPITAL

Immediately prior to the Merger, the issued share capital of Tyco Ireland will be €40,000, comprised of 40,000 ordinary shares with a par value of €1 per share (the “Euro Share Capital”). In connection with the consummation of the Merger, the Euro Share Capital will be acquired by Tyco Ireland for nil consideration and will then be cancelled by Tyco Ireland. Based on the number of shares outstanding on June 30, 2014, we expect that Tyco Ireland will at the same time issue 448,830,279 ordinary shares with a par value of $0.01 each (less any shares repurchased prior to the effectiveness of the Merger). All shares issued on completion of the Merger will be issued as fully paid up.

AUTHORIZED SHARE CAPITAL

The authorized share capital of Tyco Ireland is $11,000,000 and €40,000, divided into 1,000,000,000 ordinary shares with a par value of $0.01 per share, 100,000,000 preferred shares with a par value of $0.01 per share and 40,000 ordinary A shares with a par value of €1.00 per share. The authorized share capital includes 40,000 ordinary A shares with a par value of €1.00 per share in order to satisfy statutory requirements for the incorporation of all Irish public limited companies.

Tyco Ireland may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. Following the Merger, we expect that Tyco Ireland will have issued no more than $4,488,302 and €0 of its authorized share capital of $11,000,000 and €40,000, with such issued share capital comprised of 448,830,279 ordinary shares with a par value of $0.01 each, no preferred shares and no ordinary A shares. This means that Tyco Ireland would be able to issue further shares with a total nominal value of approximately $6,511,698, comprised of 551,169,721 ordinary shares with a nominal value of $0.01 each, 100,000,000 preferred shares with a nominal value of $0.01 each and 40,000 ordinary A shares with a par value of €1.00 per share. In connection with the Merger, Tyco Ireland will also assume Tyco Switzerland’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the memorandum and articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it will lapse unless renewed by the shareholders of the company by an ordinary resolution. Accordingly, the articles of association of Tyco Ireland authorize the board of directors of Tyco Ireland to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of adoption of Tyco Ireland’s articles of association. The authority to issue preferred shares provides Tyco Ireland with the flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, financing and acquisition transactions or opportunities.

Under Tyco Ireland’s articles of association, the board of directors is authorized to issue the entire authorized preferred share capital of Tyco Ireland (i.e. up to a maximum of up to 100,000,000 preferred shares with a par value of $0.01 per share), including on a non- pre-emptive basis, with discretion as to the terms attaching to the preference shares, including as to voting, dividend and conversion rights and priority relative to other classes of shares with respect to dividends and upon a liquidation. The authority extends until five years from the date of the adoption of Tyco Ireland’s articles of association, at which time it will expire unless renewed by shareholder approval.

Notwithstanding this authority, under the Irish Takeover Rules the board of directors would not be permitted to issue any shares in Tyco Ireland, including the preference shares, during a period when an offer has been made for Tyco Ireland or is believed to be imminent unless the issue is (i) approved by shareholders at a general meeting; (ii) consented to by the Irish Takeover Panel on the basis it would not constitute action frustrating the offer; (iii) consented to by the Irish Takeover Panel and approved by the holders of more than 50% of the voting rights in Tyco Ireland; (iv) consented to by the Irish Takeover Panel in circumstances where a contract for the issue of the shares had been entered into prior to that period; or (v) consented to by the Irish Takeover Panel in circumstances where the issue of the shares was decided by the directors of Tyco Ireland prior to that period and either action has been taken to implement the issuance (whether in part or in full) prior to such period or the issuance was otherwise in the ordinary course of business.

While Tyco Ireland does not have any current specific plans, arrangements or understandings, written or oral, to issue any preferred shares for any purpose, we are continually evaluating our financial position and analyzing the possible benefits of issuing additional debt securities, equity securities, convertible securities or a combination thereof in connection with, among other things: (i) repaying indebtedness; (ii) furthering our capital management strategy, including our common stock dividend and share repurchase programs; (iii) financing acquisitions; or (iv) strengthening our balance sheet. The availability of preferred shares would give Tyco Ireland flexibility to respond to future capital raising, financing and acquisition needs and opportunities without the delay and expense associated with holding a special general meeting of shareholders to obtain further shareholder approval.

The board of directors represents that, it will not, without prior shareholder approval, approve the issuance or use of any of the preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan. Within these limits, the board of directors may approve the issuance or use of preferred shares for capital raising, financing or acquisition needs or opportunities that has the effect of making a takeover of Tyco Ireland or other acquisition transaction more difficult or costly, as could also be the case if the board of directors were to issue additional ordinary shares.

The authorized but unissued share capital may be increased or reduced by way of an ordinary resolution of Tyco Ireland’s shareholders. The shares comprising the authorized share capital of Tyco Ireland may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Tyco Ireland’s memorandum and articles of association. Tyco Ireland’s articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preferred shares issued by Tyco Ireland. Preferred shares may be preferred as to dividends, rights on a winding up or voting in such manner as the directors of Tyco Ireland may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at the option of Tyco Ireland, and may be convertible into or exchangeable for shares of any other class or classes of Tyco Ireland, depending on the terms of such preferred shares.

Irish law does not recognize fractional shares held of record; accordingly, Tyco Ireland’s articles of association do not provide for the issuance of fractional shares of Tyco Ireland, and the official Irish register of Tyco Ireland will not reflect any fractional shares.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of Tyco Ireland less accumulated realized losses of Tyco Ireland. In addition, no distribution or dividend may be made unless the net assets of Tyco Ireland are equal to, or in excess of, the aggregate of Tyco Ireland’s called up share capital plus undistributable reserves and the distribution does not reduce Tyco Ireland’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Tyco Ireland’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Tyco Ireland’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Tyco Ireland has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Tyco Ireland. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Tyco Ireland’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Tyco Ireland will not have any distributable reserves immediately following the effective time, we are taking steps to create such distributable reserves by applying to the Irish High Court of a capital reduction. See “Risk Factors” and “Proposal to Create Distributable Reserves of Tyco Ireland.” The capital reduction is not a prerequisite for Tyco Ireland to be able to satisfy the obligation to pay the installments of the proposed 2014-2015 dividend obligations that remain unpaid at the time of the Merger in respect of Tyco shares issued at the time of the Merger, all such payments being liabilities of Tyco Switzerland.

The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Tyco Ireland. Tyco Ireland’s articles of association authorize the directors to declare such dividends as appear justified from the profits of Tyco Ireland without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Tyco Ireland may deduct from any dividend payable to any member all sums of money (if any) payable by him to Tyco Ireland in relation to the shares of Tyco Ireland.

The directors of Tyco Ireland are also entitled to issue shares with preferred rights to participate in dividends declared by Tyco Ireland. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, see “Material Tax Considerations—Irish Tax Considerations.”

Preemptive Rights and Advance Subscription Rights

Certain statutory pre-emption rights apply automatically in favor of Tyco Ireland’s shareholders where shares in Tyco Ireland are to be issued for cash. However, Tyco Ireland has opted out of these pre-emption rights in its articles of association as permitted under Irish company law for the maximum five year period. Because Irish law requires that this opt-out will lapse unless renewed every five years by a special resolution of the shareholders, Tyco Ireland’s articles of association provide that this opt-out will lapse at the end of this period. A special resolution requires not less than 75% of the votes of Tyco Ireland’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Tyco Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration or in respect of certain employee share plans or as bonus shares.

Issuance of Warrants and Options

The articles of association of Tyco Ireland provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Tyco Ireland is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The authority conferred can be for a maximum period of five years, at which point it will lapse unless renewed by the shareholders of the company by ordinary resolution. Because of this requirement of Irish law, the articles of association of Tyco Ireland authorize the board of directors to issue warrants or options without shareholder approval for a period of five years from the date of adoption of Tyco Ireland’s articles of association. The board may issue shares upon exercise of warrants or options without shareholder approval or authorization provided that the original warrants or options were issued when valid authorization was in place.

Share Repurchases and Redemptions

OVERVIEW

Article 3 of Tyco Ireland’s articles of association provides that any ordinary share which Tyco Ireland has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Tyco Ireland will technically be effected as a redemption of those shares as described below under “—Share Repurchases and Redemptions—Repurchases and Redemptions by Tyco Ireland.” If the articles of association of Tyco Ireland did not contain Article 3(d), repurchases by Tyco Ireland would be subject to many of the same rules that apply to purchases of Tyco Ireland ordinary shares by subsidiaries described below under “—Share Repurchases and Redemptions—Purchases by Subsidiaries of Tyco Ireland,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this proxy statement/prospectus to repurchasing or buying back ordinary shares of Tyco Ireland, we are referring to the redemption of ordinary shares by Tyco Ireland pursuant to Article 3(d) of the articles of association or the purchase of ordinary shares of Tyco Ireland by a subsidiary of Tyco Ireland, in each case in accordance with the Tyco Ireland Articles and Irish company law as described below.

REPURCHASES AND REDEMPTIONS BY TYCO IRELAND

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares for that purpose. Although Tyco Ireland will not have any distributable reserves immediately following the effective time, we are taking steps to create such distributable reserves. See “Risk Factors” and “Proposal to Create Distributable Reserves of Tyco Ireland.” The issue of redeemable shares may only be made by Tyco Ireland where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Tyco Ireland. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Shareholder approval will not be required to redeem Tyco Ireland ordinary shares. The board of directors of Tyco Ireland will also be entitled to issue preferred shares which may be redeemed at the option of either Tyco Ireland or the shareholder, depending on the terms of such preferred shares. See “—Capital Structure—Authorized Share Capital” above for additional information on redeemable shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Tyco Ireland at any time must not exceed 10% of the nominal value of the issued share capital of Tyco Ireland. While Tyco Ireland holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares. Treasury shares may be cancelled by Tyco Ireland or re-issued subject to certain conditions.

PURCHASES BY SUBSIDIARIES OF TYCO IRELAND

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of Tyco Ireland either on-market or off-market. A general authority of the shareholders of Tyco Ireland is required to allow a subsidiary of Tyco Ireland to make on-market purchases of Tyco Ireland ordinary shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Tyco Ireland ordinary shares is required. Such an authority will be adopted by Tyco Ireland’s shareholders (i.e., Tyco Switzerland’s current nominee shareholders) prior to the Merger. We expect that Tyco Ireland will seek such general authority, which must expire no later than 18 months after the date on which it was granted, at the first Annual General Meeting of Tyco Ireland in 2015 and at subsequent annual general meetings. In order for a subsidiary of Tyco Ireland to make an on-market purchase of Tyco Ireland’s shares, such shares must be purchased on a “recognized stock exchange.” The NYSE, on which the shares of Tyco Ireland will be listed following the Merger, is a recognized stock exchange for this purpose by Irish company law. For an off-market purchase by a subsidiary of Tyco Ireland, the proposed purchase contract must be authorized by special resolution of the shareholders of Tyco Ireland before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Tyco Ireland.

The number of shares held by the subsidiaries of Tyco Ireland at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Tyco Ireland. While a subsidiary holds shares of Tyco Ireland, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Tyco Ireland by a subsidiary must be funded out of distributable reserves of the subsidiary.

EXISTING SHARE REPURCHASE PROGRAM

As of April 30, 2014, the Board had authorized Tyco Switzerland to repurchase up to $2.0 billion of its common shares. If the Merger Agreement Proposal is approved and the Merger is consummated, Tyco Ireland will be authorized to repurchase its ordinary shares up to an aggregate amount equaling the difference between $2.0 billion and the aggregate amount of share repurchases conducted by Tyco Switzerland prior to the consummation of the Merger, with no expiration date for such authorization.

Prior to the consummation of the Merger, we expect (a) the board of directors of Tyco Ireland to authorize the repurchase of Tyco Ireland ordinary shares by Tyco Ireland and (b) Tyco Switzerland and its nominee shareholders of Tyco Ireland, as the shareholders of Tyco Ireland, to pass a resolution to authorize the purchase of Tyco Ireland ordinary shares by subsidiaries of Tyco Ireland (this latter authorization will lapse on the date of the 2015 annual general meeting at which time we expect that we would seek shareholder approval to renew this authorization), such that Tyco Ireland and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Tyco Switzerland share repurchase program. While these authorizations are expected to be in place at the time of the Merger, Tyco Ireland will not have any distributable reserves until either the capital reduction has been approved by the Irish High Court or it has generated sufficient retained earnings post-merger to fund the repurchases and will therefore not be in a position to continue the existing share repurchase program until sufficient distributable reserves have been created.

BONUS SHARES

Under Tyco Ireland’s articles of association, the board may resolve to capitalize any amount credited to any reserve or fund available for distribution or the share premium account or other undistributable reserve of Tyco Ireland for issuance and distribution to shareholders as fully paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Consolidation and Division; Subdivision

Under its articles of association, Tyco Ireland may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

Tyco Ireland may, by ordinary resolution, reduce its authorized share capital in any way. Tyco Ireland also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way.

General Meetings of Shareholders

Tyco Ireland will be required to hold an annual general meeting within eighteen months of incorporation and at intervals of no more than fifteen months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Tyco Ireland’s fiscal year-end. The first annual general meeting of Tyco Ireland may be held outside Ireland. Thereafter, any Annual General Meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. Because of the fifteen-month requirement described in this paragraph, Tyco Ireland’s articles of association include a provision reflecting this requirement of Irish law.

Extraordinary general meetings of Tyco Ireland may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Tyco Ireland carrying voting rights or (iii) on requisition of Tyco Ireland’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Tyco Ireland as may be required from time to time.

Notice of a general meeting must be given to all shareholders of Tyco Ireland and to the auditors of Tyco Ireland. The articles of association of Tyco Ireland provide that the maximum notice period is 60 days. The minimum notice periods are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting. General meetings may be called by shorter notice, but only with the consent of the auditors of Tyco Ireland and all of the shareholders entitled to attend and vote thereat. Because of the 21-day and 14-day requirements described in this paragraph, Tyco Ireland’s articles of association include provisions reflecting these requirements of Irish law.

In the case of an extraordinary general meeting convened by shareholders of Tyco Ireland, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Tyco Ireland’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of auditors and the fixing of the auditor’s remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office. Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and, pursuant to the articles of association, serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no directors being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one-year term, and the nominee receiving the greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

If the directors become aware that the net assets of Tyco Ireland are half or less of the amount of Tyco Ireland’s called-up share capital, the directors of Tyco Ireland must convene an extraordinary general meeting of Tyco Ireland’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Voting

GENERAL

Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Tyco Ireland’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Tyco Ireland’s articles of association. The articles of association of Tyco Ireland permit the appointment of proxies by the shareholders to be notified to Tyco Ireland electronically, when permitted by the directors.

Tyco Ireland’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by the chairman, by at least three shareholders as of the record date for the meeting or by any shareholder or shareholders holding not less than 10% of the total voting rights of Tyco Ireland as of the record date for the meeting. Each Tyco Ireland shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the articles of association of Tyco Ireland, the directors of Tyco Ireland may from time to time cause Tyco Ireland to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

SUPERMAJORITY VOTING

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Tyco Ireland’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Tyco Ireland’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

▪	amending the objects of Tyco Ireland;

▪	amending the memorandum and articles of association of Tyco Ireland;

▪	approving the change of name of Tyco Ireland;

▪	authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

▪	opting out of pre-emption rights on the issuance of new shares;

▪	re-registration of Tyco Ireland from a public limited company as a private company;

▪	variation of class rights attaching to classes of shares;

▪	purchase of own shares off-market;

▪	the reduction of share capital;

▪	resolving that Tyco Ireland be wound up by the Irish courts;

▪	resolving in favor of a shareholders’ voluntary winding-up

▪	re-designation of shares into different share classes; and

▪	setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Variation of Class Rights Attaching to Shares

Variation of all or any special rights attached to any class of shares of Tyco Ireland is addressed in the articles of association of Tyco Ireland as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Tyco Ireland must be approved by a special resolution of the shareholders of the class affected.

Quorum for General Meetings

The presence, in person or by proxy, of the holders of Tyco Ireland ordinary shares outstanding which entitle the holders to a majority of the voting power of Tyco Ireland constitutes a quorum for the conduct of business. No business may take place at a general meeting of Tyco Ireland if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Tyco Ireland. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (1) receive a copy of the memorandum and memorandum and articles of association of Tyco Ireland and any act of the Irish Government which alters the memorandum of association of Tyco Ireland; (2) inspect and obtain copies of the minutes of general meetings and resolutions of Tyco Ireland; (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Tyco Ireland; (4) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of a subsidiary company of Tyco Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of Tyco Ireland will also have the right to inspect all books, records and vouchers of Tyco Ireland. The auditors’ report must be circulated to the shareholders with Tyco Ireland’s audited financial statements 21 days before the annual general meeting and must be read to the shareholders at Tyco Ireland’s annual general meeting.

Acquisitions and Appraisal Rights

There are a number of mechanisms for acquiring an Irish public limited company, including:

▪

a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

▪

through a tender offer by a third party for all of the shares of Tyco Ireland. Where the holders of 80% or more of Tyco Ireland’s shares have accepted an offer for their shares in Tyco Ireland, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Tyco Ireland were listed on the Irish Stock Exchange or another regulated stock exchange in the European Union (“E.U.”), this threshold would be increased to 90%; and

▪

it is also possible for us to be acquired by way of a merger with an EEA-incorporated company under the E.U. Cross Border Merger Directive 2005/56. Such a merger must be approved by a special resolution (there is no statutory merger regime pursuant to Irish law for mergers between an Irish company and a company based outside of the European Economic Area, but Irish law nevertheless allows for the transfer of all assets and liabilities in accordance with an agreement such as the merger agreement).

Under Irish law, there is no requirement for a company’s shareholders to approve a sale, lease or exchange of all or substantially all of a company’s property and assets. However, Tyco Ireland’s articles of association provide that the affirmative vote of the holders of a majority of the outstanding voting shares on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of its property or assets.

Disclosure of Interests in Shares

Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in 5% of the shares of an Irish public limited company. A shareholder of Tyco Ireland must therefore make such a notification to Tyco Ireland if as a result of a transaction the shareholder will be interested in 5% or more of the shares of Tyco Ireland; or if as a result of a transaction a shareholder who was interested in more than 5% of the shares of Tyco Ireland ceases to be so interested. Where a shareholder is interested in more than 5% of the shares of Tyco Ireland, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Tyco Ireland. The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of Tyco Ireland’s share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Tyco Ireland within 5 business days of the transaction or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in Tyco Ireland concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, Tyco Ireland, under the Irish Companies Acts, may by notice in writing require a person whom Tyco Ireland knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Tyco Ireland’s relevant share capital to: (a) indicate whether or not it is the case, and (b) where such person holds or has during that time held an interest in the shares of Tyco Ireland, to give such further information as may be required by Tyco Ireland including particulars of such person’s own past or present interests in shares of Tyco Ireland. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by Tyco Ireland on a person who is or was interested in shares of Tyco Ireland and that person fails to give Tyco Ireland any information required within the reasonable time specified, Tyco Ireland may apply to court for an order directing that the affected shares be subject to certain restrictions.

Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

▪	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

▪	no voting rights shall be exercisable in respect of those shares;

▪	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

▪	no payment shall be made of any sums due from Tyco Ireland on those shares, whether in respect of capital or otherwise.

Where the shares in Tyco Ireland are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

Anti-Takeover Provisions

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

Tyco Ireland’s articles of association include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits Tyco Ireland from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

▪	Tyco Ireland’s board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

▪

upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are directors and also officers and by certain employee share plans; or

▪

the business combination is approved by Tyco Ireland’s board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 75% of the outstanding voting shares that are not owned by the interested shareholder.

A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of the outstanding voting shares of Tyco Ireland.

SHAREHOLDER RIGHTS PLANS AND SHARE ISSUANCES

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law, and shareholder approval may be required under Irish law to implement such a plan. In addition, such a plan would be subject to the Irish Takeover Rules described below.

Subject to the Irish Takeover Rules described below, the board also has power to issue any authorized and unissued shares of Tyco Ireland on such terms and conditions as it may determine (as described above under “—Capital Structure—Authorized Share Capital”) and any such action should be taken in the best interests of Tyco Ireland. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. The board of directors represents that, it will not, without prior shareholder approval, approve the issuance or use of any of the preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan. Within these limits, the board of directors may approve the issuance or use of preferred shares for capital raising, financing or acquisition needs or opportunities that has the effect of making a takeover of Tyco Ireland or other acquisition transaction more difficult or costly, as could also be the case if the board of directors were to issue additional ordinary shares.

IRISH TAKEOVER RULES AND SUBSTANTIAL ACQUISITION RULES

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Tyco Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

▪

in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

▪	the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

▪

the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

▪	false markets in the securities of the target company or any other company concerned by the offer must not be created;

▪	a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

▪

a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

▪

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Tyco Ireland within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Tyco Ireland ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired ordinary shares of Tyco Ireland (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Tyco Ireland or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per Tyco Ireland ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Tyco Ireland in the 12-month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Tyco Ireland. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Tyco Ireland is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Tyco Ireland and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

Under the Irish Takeover Rules, the board of directors of Tyco Ireland is not permitted to take any action which might frustrate an offer for the shares of Tyco Ireland once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

▪	the action is approved by the offeree at a general meeting; or

▪	with the consent of the Irish Takeover Panel where:

•	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

•	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

•	in accordance with a contract entered into prior to the announcement of the offer; or

•	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, see “—Preemptive Rights and Advance Subscription Rights,” “—Issuance of Warrants and Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders—Election of Directors,” “Comparison of Rights of Shareholders—Board Vacancies,” “Comparison of Rights of Shareholders—Resignation, Removal and Disqualification of Directors,” “Comparison of Rights of Shareholders—Shareholder Action by Written Consent” and “Comparison of Rights of Shareholders—Amendment to Articles of Association” below.

Corporate Governance

The articles of association of Tyco Ireland delegate the day-to-day management of Tyco Ireland to the board of directors. The board of directors may then delegate management of Tyco Ireland to committees, executives or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Tyco Ireland. It is the intention of Tyco Ireland to replicate the existing committees that are currently in place for Tyco Switzerland which include a Compensation Committee, a Nominating and Governance Committee and an Audit Committee. It also is the intention of Tyco Ireland to adopt Tyco Switzerland’s current corporate governance guidelines.

Following the Merger, our corporate governance guidelines and general approach to corporate governance as reflected in Tyco Ireland’s memorandum and articles of association and our internal policies and procedures will be guided by U.S. practice and applicable federal securities laws and regulations and NYSE requirements. Although Tyco Ireland is an Irish public limited company, Tyco Ireland will not be subject to the listing rules of the Irish Stock Exchange or the listing rules of the U.K. Listing Authority and Tyco Ireland is therefore not subject to, nor will Tyco Ireland adopt, the U.K. Corporate Governance Code or any other non-statutory Irish or U.K. governance standards or guidelines. While there are many similarities and overlaps between the U.S. corporate governance standards applied by us and the U.K. Corporate Governance Code and other Irish/U.K. governance standards or guidelines, there are differences, in particular relating to the extent of the authorization to issue share capital and effect share repurchases that may be granted to the board and the criteria for determining the independence of directors.

Duration; Dissolution; Rights upon Liquidation

Tyco Ireland’s duration will be unlimited. Tyco Ireland may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders of Tyco Ireland is required. Tyco Ireland may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Tyco Ireland has failed to file certain returns.

The rights of the shareholders to a return of Tyco Ireland’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Tyco Ireland’s memorandum and articles of association or the terms of any preferred shares issued by the directors of Tyco Ireland from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Tyco Ireland. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. Tyco Ireland’s articles of association provide that the ordinary shareholders of Tyco Ireland are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.

Stock Exchange Listing

We expect that, immediately following the effective time, the Tyco Ireland ordinary shares will be listed on the NYSE under the symbol “TYC,” the same symbol under which your shares are currently listed. We do not plan to be listed on the Irish Stock Exchange at the present time.

Uncertificated Shares

Holders of ordinary shares of Tyco Ireland will not have the right to require Tyco Ireland to issue certificates for their shares. Tyco Ireland will only issue uncertificated ordinary shares.

Transfer and Registration of Shares

Tyco Ireland’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Tyco Ireland. A shareholder of Tyco Ireland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through the same depository or other nominee will not be registered in Tyco Ireland’s official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Tyco Ireland’s official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Tyco Ireland’s official Irish share register.

We currently intend to pay, or cause one of our affiliates to pay, stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases Tyco Ireland may, in its absolute discretion, pay or cause one of its affiliates to pay any stamp duty. Tyco Ireland’s articles of association as they will be in effect after the Merger provide that, in the event of any such payment, Tyco Ireland shall be entitled to (i) seek reimbursement from the buyer, (ii) set-off the amount of the stamp duty against future dividends on such shares, and (iii) claim a first and permanent lien on the Tyco Ireland ordinary shares acquired by such buyer and any dividends paid on such shares. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Tyco Ireland ordinary shares has been paid unless one or both of such parties is otherwise notified by Tyco Ireland.

Tyco Ireland’s articles of association as they will be in effect after the Merger delegate to Tyco Ireland’s Secretary (or his or her nominee) the authority to execute an instrument of transfer on behalf of a transferring party. In order to help ensure that the official share register is regularly updated to reflect trading of Tyco Ireland ordinary shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with such transfer and that we will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Tyco Ireland for this purpose) or request that Tyco Ireland execute an instrument of transfer on behalf of the transferring party in a form determined by Tyco Ireland. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Tyco Ireland’s transfer agent, the transferee will be registered as the legal owner of the relevant shares on Tyco Ireland’s official Irish share register (subject to the matters described below).

The directors of Tyco Ireland have general discretion to decline to register an instrument of transfer unless the transfer is in respect of one class of share only.

The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.

Legal Name; Formation; Fiscal Year; Registered Office

The legal and commercial name of the newly formed Irish company is Tyco International public limited company. Tyco Ireland was incorporated in Ireland as a public limited company on May 9, 2014 with company registration number 543654. Tyco Ireland’s fiscal year ends on the last Friday in September and Tyco Ireland’s registered address is Melbourn Road, Bishopstown, County Cork, Ireland.

No Sinking Fund

The shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The Tyco Ireland ordinary shares to be issued in exchange for Tyco Switzerland common shares in the Merger will be duly and validly issued and fully paid.

COMPARISON OF RIGHTS OF SHAREHOLDERS

Your current rights as a shareholder are governed by Swiss law and Tyco Switzerland’s articles of association. After the Merger, your rights will be governed by Irish law and Tyco Ireland’s memorandum and articles of association.

Many of the principal attributes of Tyco Switzerland’s common shares and Tyco Ireland’s ordinary shares will be similar. However, if the Merger is consummated, your future rights under Irish corporate law as a holder of ordinary shares of Tyco Ireland will differ from your current rights under Swiss corporate law as a holder of common shares of Tyco Switzerland. In addition, Tyco Ireland’s proposed memorandum and articles of association differ in some respects from Tyco Switzerland’s articles of association and organizational regulations. The following discussion is a summary of material changes to your rights resulting from the Merger.

This summary is not complete and does not cover all of the differences between Irish law and Swiss law affecting companies and their shareholders or all the differences between our Swiss articles of association and organizational regulations and our proposed Irish memorandum and articles of association. We believe this summary is complete and accurate in all material respects. It is, however, subject to the complete text of the relevant provisions of the Irish Companies Acts 1963 - 2012, Tyco Ireland’s memorandum and articles of association, Tyco Switzerland’s articles of association and organizational regulations and the Swiss Code of Obligations, in particular articles 620 through 763 of the Swiss Code of Obligations and the Swiss Merger Act. We encourage you to read those laws and documents. Tyco Ireland’s proposed memorandum and articles of association are attached to this proxy statement/prospectus as Annex B. For information as to how you can obtain our Swiss articles of association and organizational regulation, see “Where You Can Find More Information.”

In the discussion below, we refer to Tyco International Ltd. as currently constituted under the laws of Switzerland and its current Swiss articles of association and organizational regulations as “Tyco Switzerland” and as proposed to be constituted under Irish law and the proposed Irish memorandum and articles of association as “Tyco Ireland.”

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

The rights of Tyco Switzerland shareholders are governed by Swiss law and the Tyco Switzerland Articles.	The rights of Tyco Ireland shareholders are governed by Irish law and the Tyco Ireland Articles.

Authorized and Issued Shares

Tyco Switzerland has a registered share capital of CHF 243,181,525, consisting of 486,363,050 registered shares with a par value of CHF 0.50 per share.

In addition, Tyco Switzerland’s board of directors is authorized to issue new shares at any time during a two-year period expiring on March 6, 2015

The authorized share capital of Tyco Ireland is $11,000,000 and €40,000, divided into 1,000,000,000 ordinary shares with a par value of $0.01 per share, 100,000,000 preferred shares with a par value of $0.01 per share and 40,000 ordinary A shares with a par value of €1.00 per share. The authorized share capital includes 40,000 ordinary A shares with a par value

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

and thereby increase the share capital, without shareholder approval, by a maximum amount of 121.5 million Swiss francs (approx. 50% of the share capital registered in the commercial register or up to 243 million shares). These shares are referred to as “authorized share capital.” After expiration of the current two-year period on March 6, 2015, authorized share capital would be available to the board of directors for issuance of additional registered shares only if the authorization is reapproved by the shareholders for another two-year period.

The share capital of Tyco Switzerland may also be increased by an amount not exceeding CHF 24 million through the issue of a maximum of 48 million shares (approx. 10% of the share capital registered in the commercial register) through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Tyco Switzerland or by its subsidiaries, including convertible debt instruments.

The share capital of Tyco Switzerland may further be increased by an amount not exceeding CHF 24 million through the issue of a maximum of 48 million shares (approx. 10% of the share capital registered in the commercial register) in connection with the exercise of option rights granted to any employee of Tyco Switzerland or any of its subsidiaries, and any consultant, members of the Board of Directors, or other person providing services to the Tyco Switzerland or any of its subsidiary.

of €1.00 per share in order to satisfy statutory requirements for the incorporation of all Irish public limited companies.

Based on the number of Tyco Switzerland shares outstanding as of June 30, 2014, Tyco Ireland is expected to issue 448,830,279 ordinary shares with a nominal value of $0.01 per share to the former shareholders of Tyco Switzerland on the completion of the Merger (less any shares repurchased between June 30, 2014 and the completion of the Merger). All shares issued upon the effective time of the Merger will be duly and validly issued as fully paid up. In addition, upon completion of the Merger, Tyco Ireland will acquire and cancel, for no consideration, all of its 40,000 issued and outstanding ordinary A shares. Tyco Ireland may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum of association. As a result, upon completion of the Merger, Tyco Ireland would be able to issue further shares with a total nominal value of $6,511,698 and €40,000, comprised of 551,169,721 ordinary shares with a nominal value of $0.01 each, 100,000,000 preferred shares with a nominal value of $0.01 each and 40,000 ordinary A shares with a par value of €1.00 per share. In connection with the Merger, Tyco Ireland will also assume Tyco Switzerland’s existing obligations to deliver shares under our equity incentive plans and other similar employee awards pursuant to the terms thereof.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the memorandum and articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it will lapse unless renewed by the shareholders of the company by an ordinary resolution. Accordingly, the articles of association of Tyco Ireland authorize the board of directors of Tyco Ireland to issue new ordinary or preferred shares

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

without shareholder approval for a period of five years from the date of the adoption of Tyco Ireland’s articles of association.

The authorized but unissued share capital may be increased or reduced by way of an ordinary resolution of Tyco Ireland’s shareholders. The shares comprising the authorized share capital of Tyco Ireland may be divided into shares of such par value as the resolution shall prescribe.

Preferred Shares

The board of directors does not have the power to establish any class or series of preferred shares. The power to do so is reserved to shareholders under Swiss law. The establishment of shares with preferential voting rights requires the affirmative vote of two-thirds of Tyco Switzerland’s voting rights, and a majority of the par value of Tyco Switzerland’s registered shares, represented at a general meeting to authorize the creation of preferred shares by amendment to Tyco Switzerland’s articles of association.

The authorized share capital of Tyco Ireland will include 100,000,000 preferred shares of $0.01 each, none of which will be outstanding at the effective time of the Merger. Tyco Ireland may issue preferred shares subject to the maximum prescribed by its authorized share capital contained in its memorandum and articles of association.

Under Irish law, the directors of a company may issue new preferred shares without shareholder approval once authorized to do so by the memorandum and articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it will lapse unless the shareholders of the company renew the authority by an ordinary resolution. Accordingly, the memorandum and articles of association of Tyco Ireland authorize the board of directors of Tyco Ireland to issue new preferred shares without shareholder approval for a period of five years from the date of the adoption of Tyco Ireland’s articles of association.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Tyco Ireland’s articles of association, the form of which is attached as Annex B to this proxy statement/prospectus. Tyco Ireland’s articles of association entitle the board of directors, without shareholder

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

approval, to determine the terms of the preferred
shares issued by Tyco Ireland, however the
board of directors represents that, it will not,
without prior shareholder approval, approve the
issuance or use of any of the preferred shares for
any defensive or anti-takeover purpose or for the
purpose of implementing any shareholder rights
plan. Preferred shares may be preferred as to
dividends, rights on a winding up or voting in
such manner as the directors of Tyco Ireland may
resolve. The preferred shares may also be
redeemable at the option of the holder of the
preferred shares or at the option of Tyco Ireland,
and may be convertible into or exchangeable for
shares of any other class or classes of Tyco
Ireland, depending on the terms of such preferred
shares.

Preemptive Rights and Advance Subscription Rights

Tyco Switzerland’s shareholders generally have preemptive rights to obtain newly issued registered shares, as well as advance subscription rights to obtain newly issued rights in an amount proportional to the par value of the registered shares they already hold. Tyco Switzerland’s board of directors, however, has the ability to withdraw or limit these preemptive rights or advance subscription rights in certain limited circumstances.

With the affirmative vote of shareholders holding two-thirds of the shares represented at the general meeting of shareholders, shareholders are able to withdraw or limit the preemptive rights or advance subscription rights for valid reasons, including a merger, an acquisition or any of the reasons authorizing Tyco Switzerland’s board of directors to withdraw or limit the preemptive rights of shareholders in the context of a capital increase as described under “—Authorized and Issued Shares.”

Certain statutory pre-emption rights apply automatically in favor of Tyco Ireland’s shareholders when shares in Tyco Ireland are to be issued for cash. However, Tyco Ireland has opted out of these pre-emption rights in its articles of association, as permitted under Irish company law. Because Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders, Tyco Ireland’s articles of association provide that this opt-out will lapse at the end of this period. A special resolution requires not less than 75% of the votes of Tyco Ireland’s shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Tyco Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration, as well as to certain issues of preferred shares pursuant to an employee share plan. Tyco Ireland may also, before lapse of the opt-out, make an offer or agreement which would or might require Tyco Ireland ordinary shares to be allotted (or rights to be granted) after such lapse, and the directors may allot such shares or grant such rights as if the opt-out had not lapsed.

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)
Issuance of Warrants and Options

Tyco Switzerland’s board of directors from time to time may authorize Tyco Switzerland to issue bonds (including convertible bonds and bonds with options), notes, options, warrants or other securities in each case that represent a right to exchange, convert or exercise the security for Tyco Switzerland common shares (collectively, “Rights”). Tyco Switzerland’s articles of association permit the issuance of shares in connection with the exercise of such Rights, without obtaining additional shareholder approval, up to a maximum aggregate amount of approximately 20% of the share capital registered in the commercial register.

A specific number of these shares, which are referred to collectively as “Conditional Share Capital,” are allotted in Tyco Switzerland’s articles of association to two categories: (a) approximately 10% for shares issued through the exercise of Rights granted to third parties or shareholders in connection with bonds, notes, options, warrants and other similar securities issued by Tyco Switzerland or one of its subsidiaries and (b) approximately 10% for shares issued through the exercise of options and other similar Rights granted to members of the board of directors, members of the executive management, employees, contractors, consultants or other persons providing services to Tyco Switzerland or any of its subsidiaries or affiliates.

Tyco Ireland, as a company listed on the NYSE, will be subject to the same requirements for shareholder approval in connection with equity plans and issuances as Tyco Switzerland. In addition, the articles of association of Tyco Ireland provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Tyco Ireland is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the memorandum and articles of association or an ordinary resolution of shareholders. The board may issue shares upon exercise of warrants or options without shareholder approval or authorization. The authority conferred can be for a maximum period of five years, at which point it will lapse unless renewed by the shareholders of the company by ordinary resolution. Because of this requirement of Irish law, the articles of association of Tyco Ireland authorize the board of directors to issue warrants or options without shareholder approval for a period of five years from the date of adoption of Tyco Ireland’s articles of association. The board may issue shares upon exercise of warrants or options without shareholder approval or authorization provided that the original warrants or options were issued when valid authorization was in place.

Dividends and Repurchase of Shares
Under Swiss law, dividends may be paid out only if Tyco Switzerland has sufficient distributable profits from the previous fiscal year, or if Tyco	Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Switzerland has distributable reserves (either free reserves or reserves from additional paid-in capital), each as presented on the audited annual parent company statutory balance sheet.

Tyco Switzerland must establish a general reserve equal to 20% of the corporation’s registered capital. If a reserve has not been established, 5% of the annual profits must be allocated to this reserve until the 20% threshold is reached, whereupon dividends may be paid without further allocation.

Distributions made out of Tyco Switzerland’s registered share capital must be made by way of a capital reduction. The affirmative vote of shareholders holding a majority of the shares represented at a general meeting of shareholders must approve reserve reclassifications and distributions of dividends out of Tyco Switzerland’s retained earnings or contributed surplus and capital reductions.

Dividends, including distributions out of Tyco Switzerland’s contributed surplus, may be declared in any major currency. Payments out of the registered share capital must be denominated in Swiss francs. Tyco Switzerland has paid all dividends from registered share capital in U.S. dollars at the U.S. dollar/Swiss franc exchange rate in effect shortly before the payment date.

Tyco Switzerland’s board of directors has the power to cause Tyco Switzerland to repurchase its shares to be held in treasury, so long as the total nominal value of the shares acquired and held in treasury does not exceed 10% of Tyco Switzerland’s registered share capital and Tyco Switzerland has freely disposable equity in an amount equal to the repurchase price at such time. If the shareholders’ meeting authorizes Tyco Switzerland’s board of directors to repurchase shares for cancellation purposes, the 10% threshold does not apply. Tyco Switzerland common shares acquired in excess of the 10% threshold must be disposed of within two years or cancelled by a reduction of share capital. Additional shareholder approval is required to cancel shares previously authorized by Tyco Switzerland for the repurchase for cancellation purposes.

profits of Tyco Ireland less accumulated realized losses of Tyco Ireland. In addition, no distribution or dividend may be made unless the net assets of Tyco Ireland are equal to, or in excess of, the aggregate of Tyco Ireland’s called up share capital plus undistributable reserves and the distribution does not reduce Tyco Ireland’s net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Tyco Ireland’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Tyco Ireland’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not Tyco Ireland has sufficient distributable reserves to fund a dividend must be made by reference to “relevant accounts” of Tyco Ireland. The “relevant accounts” will be either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Acts, which give a “true and fair view” of Tyco Ireland’s unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

Although Tyco Ireland will not have any distributable reserves immediately following the effective time, we are taking steps to create such distributable reserves. See “Risk Factors” and “Proposal to Create Distributable Reserves of Tyco Ireland.”

The mechanism as to who declares a dividend and when a dividend shall become payable will be governed by the articles of association of Tyco Ireland. Tyco Ireland’s memorandum and articles of association authorize the directors to declare such dividends as appear justified from the profits of Tyco Ireland without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of Tyco Ireland may deduct from any dividend payable to any member all sums of money (if any) payable by him to Tyco Ireland in relation to the shares of Tyco Ireland.

The directors of Tyco Ireland are also entitled to issue shares with preferred rights to participate in dividends declared by Tyco Ireland. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

For information about the Irish tax issues relating to dividend payments, see “Material Tax Considerations—Irish Tax Considerations.”

Article 3(d) of Tyco Ireland’s memorandum and articles of association provides that any ordinary share which Tyco Ireland has acquired or agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Tyco Ireland will technically be effected as a redemption of those shares as described under “Description of the Share Capital of Tyco Ireland—Share Repurchases and Redemptions.” If the articles of association of Tyco Ireland did not contain Article 3(d), repurchases by Tyco Ireland would be subject to many of the same rules that apply to purchases of Tyco Ireland ordinary shares by subsidiaries described below under “Description of the Share Capital of Tyco Ireland—Share Repurchases and Redemptions,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this proxy statement/prospectus to repurchasing or buying back ordinary shares of Tyco Ireland, we are referring to the redemption of ordinary shares by Tyco Ireland pursuant to Article 3(d) of the memorandum and articles of association or the

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

purchase of ordinary shares of Tyco Ireland by a subsidiary of Tyco Ireland, in each case in accordance with the Tyco Ireland memorandum and articles of association and Irish company law as described below. See “Description of the Share Capital of Tyco Ireland—Share Repurchases and Redemptions” for additional information about share repurchases and redemptions by Tyco Ireland and its affiliates.

Number of Directors

Tyco Switzerland’s articles of association provide that the board of directors shall consist of at least two directors and no more than 13 directors. The shareholders have an exclusive right to change the minimum and the maximum size of the board by amending the articles of association.

The Irish Companies Acts provide for a minimum of two directors. Tyco Ireland’s articles of association provide for a minimum of two directors and a maximum of 13. The shareholders of Tyco Ireland may from time to time increase or reduce the maximum number, or increase the minimum number, of directors by a special resolution amending the articles of association. Although the Tyco Switzerland bye-laws provide that (i) the number or (ii) maximum number of directors will be determined by the board, the Tyco Ireland Articles do not include analogous provisions because (a) Irish law does not recognize a concept of “board size” within the minimum and maximum number of directors and (b) it is unclear whether a provision in an Irish public limited company’s articles of association permitting the board to set the maximum number of directors would be valid under Irish law.

Term of Office of Directors

Tyco Switzerland’s articles of association provide for one-year terms (from annual general meeting to the next annual general meeting). One-year terms are mandatory under applicable Swiss law.

Under Tyco Ireland’s articles of association, directors are subject to re-election at each annual general meeting, unless they previously are removed from office or resign. Any director who stands for re-election at an annual general meeting but whose election is not approved by an ordinary resolution of shareholders at that meeting, will retire at the end of the meeting.

Tyco Ireland’s directors at the effective time of the Merger will serve until the next annual general meeting of Tyco Ireland.

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Election of Directors

Directors are elected at the annual general meeting of shareholders. Directors are generally elected by the affirmative vote of an absolute majority of the votes cast by shareholders. An absolute majority means at least half plus one additional vote cast at the general meeting, with blank votes and abstentions counted for purposes of establishing the number of votes cast. At any election for the board of directors in which the number of candidates exceeds the number of board positions available at the time of such election, the directors are to elected by a plurality of votes cast.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting, each by an individual resolution, and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no directors being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve for a one-year term, and the nominee receiving the greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

Shareholders may submit proposals to nominate persons for election to the board of directors provided that such nomination proposal is included on the agenda of the general meeting. A request for inclusion of an item on the agenda must generally be made at least 120 calendar days before the first anniversary of the date that the Tyco Switzerland’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting of shareholders. However, under Swiss law, no prior notice is required to make alternative proposals in relation to items that are already on the agenda, including nominations, and for certain other proposals, such as a proposal to call an extraordinary general meeting.

Board Vacancies

Under Swiss law, a shareholder vote at a general meeting of shareholders is required to fill vacancies on the board of directors.

Tyco Ireland’s articles of association provide that the directors shall have the authority to appoint directors to Tyco Ireland’s board, subject to the maximum in the articles of association. A vacancy caused by the removal of a director may be filled at the meeting at which the director is removed by resolution of Tyco Ireland’s shareholders. If not, it may be filled by the board of directors.

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)
Any director so appointed shall hold office until the next annual general meeting of Tyco Ireland. During any vacancy in the board, the remaining directors shall have full power to act as the board.

Resignation, Removal and Disqualification of Directors

The office of a director is vacated if he or she gives notice of resignation. Only the shareholders may remove a director, and they may do so with or without cause by resolution at a shareholders’ meeting where such removal was properly set on the agenda.

The Irish Companies Acts provide that, notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against Tyco Ireland in respect of his or her removal.

The office of a director will also be vacated if the director resigns, dies or suffers an incapacitating illness.

Notice of Meetings of Shareholders

Under Swiss law, notice of a general meeting of shareholders must be given not less than 20 calendar days prior to a meeting. Tyco Switzerland’s articles of association further require that notice of a general meeting of shareholders not be given more than 60 calendar days prior to the general meeting.

Notice of an annual general meeting must be given to all shareholders of Tyco Ireland and to the auditors of Tyco Ireland. The articles of association of Tyco Ireland provide that the maximum notice period is 60 days. The minimum notice period is 21 days’ notice in writing for an annual general meeting.

Record Date for Meetings of Shareholders

The Tyco Switzerland board of directors has the right to determine the record date for purposes of determining which shareholders of record are entitled to vote at a general meeting of shareholders. Pursuant to Swiss law, a record date may not be more than 20 calendar days prior the date of the general meeting of shareholders.

Tyco Ireland’s articles of association provide that the directors may, from time to time, fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of Tyco Ireland, but that such record date shall be not more than 80 nor less than 10 days before the date of such meeting. Tyco Ireland’s articles of association provide that if no record date is fixed by the directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given.

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Special Shareholder Meetings

The board of directors is required to convene an extraordinary general meeting of shareholders at the request of shareholders holding not less than 10% of the registered share capital. The meeting request must specify the items for the agenda and the respective proposals.

Extraordinary general meetings of Tyco Ireland may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Tyco Ireland carrying voting rights or (iii) on requisition of Tyco Ireland’s auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Tyco Ireland as may be required from time to time.

In the case of an extraordinary general meeting convened by shareholders of Tyco Ireland, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Tyco Ireland’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

Adjournment of Shareholder Meetings

Pursuant to Swiss law, a general meeting of shareholders can be adjourned by giving notice to shareholders in accordance with the general notice requirements (as set out above in Notice of Meetings of Shareholders).

Tyco Ireland’s articles of association provide that if a quorum is not present, the meeting shall be adjourned and Tyco Ireland shall notify shareholders in accordance with the usual notice requirements (as set out above in Notice of Meetings of Shareholders) in the event that such meeting is to be reconvened.

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Shareholder Quorum and Voting Rights

Each registered share carries one vote at a general meeting of shareholders. Under Tyco Switzerland’s articles of association, resolutions generally require the approval of a relative majority of the votes cast at the general meeting, with abstentions, broker non-votes, blank or invalid ballots being disregarded for purposes of establishing the majority. However, shareholders resolutions requiring a vote by an absolute majority (whereby blank votes and abstentions will be counted for purposes of establishing the number of votes cast) include elections of directors, the chairman, the members of the compensation committee and auditors.

Further, any individual or entity owning “Controlled Shares” representing voting power of 15% or more cannot exercise voting rights exceeding 15% of the voting power. The term “Controlled Shares” is defined in Tyco Switzerland’s articles of association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

With respect to the election of directors, each holder of registered shares entitled to vote at the election has the right to vote, in person or by proxy, the number of registered shares held by him for as many persons as there are directors to be elected.

Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights on a poll may be exercised by shareholders registered in Tyco Ireland’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Tyco Ireland’s memorandum and articles of association. The articles of association of Tyco Ireland permit the appointment of proxies by the shareholders to be notified to Tyco Ireland electronically, where permitted by the directors. Abstentions, including persons indicating a vote to be withheld, blank votes and broker non-votes will not be counted for the purposes of establishing the number of votes cast for the purposes of determining whether an ordinary resolution (requiring a simple majority of votes cast) or a special resolution (requiring the support of 75%) has been approved.

Tyco Ireland’s articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by the chairman, by at least three shareholders as of the record date for the meeting or by any shareholder or shareholders holding not less than 10% of the total voting rights of Tyco Ireland as of the record date for the meeting. Each Tyco Ireland shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

In accordance with the memorandum and articles of association of Tyco Ireland, the directors of Tyco Ireland may from time to time cause Tyco Ireland to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

(e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

Advance Notice Provisions

A request for inclusion of an item on the agenda must generally be made at least 120 calendar days before the first anniversary of the date on which Tyco Switzerland’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting of shareholders. However, under Swiss law, no prior notice is required to make alternative proposals in relation to items, including nominations, that are already on the agenda and for certain other proposals, such as a proposal to call an extraordinary general meeting.

Tyco Ireland’s articles of association provide that (a) with respect to an annual general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Tyco Ireland’s notice of meeting; by the board of directors; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Tyco Ireland’s articles of association, and (b) with respect to an extraordinary general meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Tyco Ireland’s notice of meeting; by the board of directors; by any shareholders pursuant to the valid exercise of the power granted under the Irish Companies Acts; or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in Tyco Ireland’s articles of association.

In order to comply with the advance notice procedures of Tyco Ireland’s articles of association, a shareholder must give written notice to Tyco Ireland’s Secretary on a timely basis. To be timely for an annual general meeting, notice must be delivered, or mailed and received, at least 120 days in advance of the first anniversary of the date that Tyco Ireland released the proxy statement for the preceding year’s annual general meeting, subject to certain exceptions. To be timely for an extraordinary general meeting, notice must be delivered, or mailed and received, by the later of (1) 120 days in advance of the meeting or (2) the date that is

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

10 days after the date of the first public announcement of the date of the meeting. For nominations to the board, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and such other information as Tyco Ireland may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting, the notice also must include information about the shareholder and the shareholder’s holdings of Tyco Ireland’s shares.

In addition, the Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under “—Special Shareholder Meetings.”

The chairman of the meeting may refuse to transact any business or may disregard nomination of any person if a shareholder fails to comply with the foregoing procedures.

Supermajority Vote

Under Swiss law and Tyco Switzerland’s articles of association, the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting, is required to approve the following matters:

▪     the amendment to or the modification of our corporate purpose;

▪     the creation of shares with privileged voting rights;

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of Tyco Ireland’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of Tyco Ireland’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

▪     amending the objects of Tyco Ireland;

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

▪     the restriction on the transferability of shares and any amendment in relation thereto;

▪     the restriction on the exercise of the right to vote and any amendment in relation thereto;

▪     an authorized or conditional increase in the nominal share capital;

▪     an increase in the nominal share capital through the conversion of equity, through a contribution in kind, or in exchange for an acquisition of assets, or a grant of special privileges;

▪     the restriction or withdrawal of preemptive rights;

▪     a change in our place of incorporation;

▪     the conversion of registered shares into bearer shares and vice versa;

▪     the merger, demerger or conversion of the company pursuant to the Merger Act;

▪     the liquidation of the company; and

▪     certain amendments of Tyco Switzerland’s articles of association, such as changes to the provisions regarding (i) the share register and the exercise of voting rights, (ii) the presence quorum at general meeting of shareholders, (iii) the minimum and maximum size of the board of directors and (iv) indemnification rights of directors and officers.

▪     amending the memorandum and articles of association of Tyco Ireland;

▪     approving the change of name of Tyco Ireland;

▪     authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

▪     opting out of pre-emption rights on the issuance of new shares;

▪     re-registration of Tyco Ireland from a public limited company as a private company;

▪     variation of class rights attaching to classes of shares;

▪     purchase of own shares off-market;

▪     the reduction of share capital;

▪     resolving that Tyco Ireland be wound up by the Irish courts;

▪     resolving in favor of a shareholders’ voluntary winding-up

▪     re-designation of shares into different share classes; and

▪     setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called to approve the scheme.

Amendment to Articles of Association

Under Swiss law and Tyco Switzerland’s articles of association, shareholders may submit a proposal to amend Tyco Switzerland’s articles of	Under Irish law, Irish companies may only alter their memorandum and articles of association by a resolution of the shareholders approved by

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

association without board action. Such a proposal generally requires the affirmative vote of a relative majority of the shares cast at a general meeting. The amendment of certain provisions in the Tyco Switzerland articles requires a supermajority vote as set forth in “—Supermajority Vote” above.

75% of the votes cast at a general meeting. An Irish company is not permitted to opt out of this requirement.

Voting Rights

The board of directors of Tyco Switzerland may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least two-thirds of the voting rights and a majority of the par value of the registered shares represented at a general meeting.

Shareholders, present in person or by proxy, together holding or representing a majority of the par value of Tyco Switzerland constitutes a quorum at a general meeting held for this purpose.

Variation of all or any special rights attached to any class of shares of Tyco Ireland is addressed in the articles of association of Tyco Ireland as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Tyco Ireland must be approved by a special resolution of the shareholders of the class affected.

Shareholder Rights Plan

Swiss law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Swiss law. The Tyco Switzerland Articles authorize the Tyco Switzerland board of directors to issue contingent rights out of conditional share capital. Tyco Switzerland has not adopted a rights plan.

Irish law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law. Tyco Ireland does not expect to adopt a rights plan upon completion of the Merger.

Mandatory Offer

Tyco Switzerland is not subject to the Swiss mandatory offer rules pursuant to which any shareholder, or shareholders acting in concert, who acquires directly or indirectly more than 33 1/3% of the voting rights of the company is required to make an offer, which must include a cash alternative, for all listed equity securities, as

If an acquisition of shares were to increase the aggregate holding of an acquirer and the parties acting in concert with it to shares carrying 30% or more of the voting rights in Tyco Ireland, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)
Tyco Switzerland has not listed its shares for trading on a Swiss stock exchange. Tyco Switzerland currently only lists its common shares on the New York Stock Exchange.

a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months.

This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Tyco Ireland if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Anti-Takeover Provisions

Preference Shares

Although Tyco Switzerland’s articles of association do not permit its board of directors to authorize the issuance of preference shares (or any other special class of shares), without shareholder approval, the articles do permit the board, without shareholder approval, to issue additional registered shares out of authorized share capital. Tyco Switzerland’s authorized share capital is limited to approximately 50% of the company’s registered share capital and the authorization is only effective for a period of two years, currently until March 6, 2015.

Voting Rights and Threshold

Tyco Switzerland’s articles of association contain a provision regarding voting rights that is customary for Swiss companies. This provision provides that, to be able to exercise voting rights, holders of shares must apply to us for enrollment in our share register (Aktienregister) as shareholders with voting rights. Registered holders of shares may obtain the form of declaration from our transfer agent. In order to exercise their voting rights, shareholders will be required to disclose their name and address and that they have acquired

Business Combinations with Interested Shareholders

Tyco Ireland’s articles of association include a provision similar to Section 203 of the Delaware General Corporation Law, which generally prohibits Tyco Ireland from engaging in a business combination with an interested shareholder for a period of three years following the date the person became an interested shareholder, unless, in general:

▪     Tyco Ireland’s board of directors approved the transaction which resulted in the shareholder becoming an interested shareholder;

▪     upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the shareholder owned at least 85% of the voting shares outstanding at the time of commencement of such transaction, excluding for purposes of determining the number of voting shares outstanding (but not the outstanding voting shares owned by the interested shareholder), voting shares owned by persons who are

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

their shares in their name and for their account in order to be recorded in our share register as shareholders with voting rights.

Persons not expressly declaring themselves to be holding shares for their own account in the application for entry in the share register will not be registered as shareholders with voting rights. Certain exceptions exist with regard to nominees.

Failing registration as a shareholder with voting rights, shareholders may not participate in or vote at our shareholders’ meetings, but will be entitled to dividends, preemptive rights and liquidation proceeds. Beneficial owners of shares who hold shares through a nominee registered in our share register may exercise voting rights through the intermediation of such nominee. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders’ meeting.

No individual or legal entity may, directly or indirectly, formally, constructively or beneficially own or otherwise control voting rights (“Controlled Shares”) with respect to 15% or more of the registered share capital. The directors may in special cases approve exceptions to this voting threshold. Notwithstanding the above, if and so long as the Controlled Shares of any individual or legal entity constitute 15 percent or more of the registered share capital recorded in the commercial register, such individual or legal entity shall be entitled to cast votes at any ordinary or extraordinary shareholders’ meeting up to the 15 % threshold. “Controlled Shares” are all shares of Tyco Switzerland directly, indirectly or constructively owned or beneficially by such individual or entity. Shareholders associated through capital, voting power, joint management or in any other way, or joining for the acquisition are regarded as one shareholder under Tyco Switzerland’s articles of association.

directors and also officers and by certain employee share plans; or

▪     the business combination is approved by Tyco Ireland’s board of directors and authorized at an annual or extraordinary general meeting of shareholders by the affirmative vote of the holders of at least 75% of the outstanding voting shares that are not owned by the interested shareholder.

▪     A “business combination” is generally defined as a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested shareholder. An “interested shareholder” is generally defined as a person who, together with affiliates and associates, owns or, within three years prior to the date in question, owned 15% or more of the outstanding voting shares of Tyco Ireland.

Shareholder Rights Plans and Share Issuances

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law, and shareholder approval may be required under Irish law to implement such a plan. In addition, such a plan would be subject to the Irish Takeover Rules described below.

Subject to the Irish Takeover Rules described below, the board of directors also has power to issue any authorized and unissued shares of Tyco Ireland on such terms and conditions as it may determine (as described above under “Description of the Share Capital of Tyco Ireland—Capital Structure—Authorized Share Capital”) and any such action should be taken in the best interests of Tyco Ireland. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Shareholders Rights Plan

Swiss law does not expressly authorize or prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Swiss law. The Tyco Switzerland Articles authorize the Tyco Switzerland board of directors to issue contingent rights out of conditional share capital. Tyco Switzerland has not adopted a rights plan.

might receive a premium for their shares over the then market price of the shares. The board of directors represents that, it will not, without prior shareholder approval, approve the issuance or use of any of the preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan. Within these limits, the board of directors may approve the issuance or use of preferred shares for capital raising, financing or acquisition needs or opportunities that has the effect of making a takeover of Tyco Ireland or other acquisition transaction more difficult or costly, as could also be the case if the board of directors were to issue additional ordinary shares.

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Tyco Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. A detailed description of the Irish Takeover Rules is included above under “Description of the Share Capital of Tyco Ireland—Anti-Takeover Provisions—Irish Takeover Rules and Substantial Acquisition Rules.”

For other provisions that could be considered to have an anti-takeover effect, see “—Preemptive Rights and Advance Subscription Rights,” “—Issuance of Warrants and Options” and “—Disclosure of Interests in Shares,” in addition to “—Corporate Governance,” “Comparison of Rights of Shareholders—Election of Directors,” “Comparison of Rights of Shareholders—Board Vacancies,” “Comparison of Rights of Shareholders—Resignation, Removal and Disqualification of Directors,” “Comparison of Rights of Shareholders—Shareholder Action by Written Consent” and “Comparison of Rights of Shareholders—Amendment to Articles of Association.”

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

Limitation of Liability and Indemnification

Tyco Switzerland’s articles of association provide that, as far as is permissible under applicable law, Tyco Switzerland shall indemnify any current or former member of the board of directors, officer, or any person who is serving or has served at the request of Tyco Switzerland as a member of the board of directors or officer (each individually, a “Covered Person”), against any expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved, by reason of the fact that he or she is or was a Covered Person. Indemnification of a Covered Person is not permissible against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the company, or (b) such Covered Party’s conscious, intentional or willful or grossly negligent breach of the obligation to act honestly and in good faith with a view to the best interests of the Company.

Tyco Switzerland has entered into indemnification agreements with its directors and executive officers. The indemnification agreements do not increase the extent or scope of indemnification provided to the Tyco Switzerland’s directors and executive officers under the Tyco Switzerland articles of association, but set forth indemnification and expense advancement rights and establish processes and procedures determining entitlement to obtaining indemnification and advancement of expenses.

Under Irish law, Tyco Ireland may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

The Irish Companies Acts only permit Tyco Ireland to enter into an agreement to pay the costs or discharge the liability of a director or the Secretary where judgment is given in his/her favor in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or Secretary acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executives who are not directors or the Secretary of Tyco Ireland. Any obligation of an Irish company which purports to indemnify a director or secretary of an Irish company over and above this will be void under Irish law, whether contained in its articles of association or any contract between the director and the company. In addition, the articles of association of Tyco Ireland will also contain an indemnity for officers (other than the Secretary). The directors of Tyco Ireland may on a case-by-case basis decide at their discretion that it is in the best interest of Tyco Ireland to pay an individual director’s liability arising from his or her position as a director of Tyco Ireland. However, this discretion must be exercised bona fide in the best interests of Tyco Ireland as a whole.

Irish companies may take out directors’ and officers’ liability insurance, as well as other types of insurance, for their directors and officers.

In connection with the Merger, we expect that Tyco Ireland and one or more of its subsidiaries will enter into indemnification agreements with those directors and officers who currently have indemnity agreements with Tyco Switzerland,

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)
upon terms substantially similar to the Tyco Switzerland agreements to the extent permitted by Irish law.

The limitation of liability and indemnification provisions described above may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against Tyco Ireland’s directors and officers, even though such an action, if successful, might otherwise benefit Tyco Ireland and its shareholders. However, these provisions will not limit or eliminate Tyco Ireland’s rights, or those of any shareholder, to seek non-monetary relief such as injunction or rescission in the event of a breach of a director’s duty of care. The provisions will not alter the liability of directors under U.S. federal securities laws. In addition, your investment may be materially adversely affected to the extent that, in a class action or direct suit, Tyco Ireland pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Shareholder Action by Written Consent
Swiss law does not permit shareholder approval to be obtained by written action without a meeting.

The Companies Acts provide that shareholders may approve a resolution without a meeting if (i) all shareholders sign the written resolution and (ii) the company’s articles of association permit written resolutions of shareholders. The Tyco Ireland Articles permit written resolutions of shareholders to be passed where approved by all shareholders.

Dissenters’ Rights

No traditional appraisal rights exist under Swiss law. However, in relation to business combinations effected in the form of a statutory merger or a demerger pursuant to Swiss law, Swiss law provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.

Generally, under Irish law, shareholders of an Irish company do not have dissenters’ or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish company limited by shares such as Tyco Ireland and a company incorporated in the European Economic Area (the European Economic Area includes all member states of the

Tyco Switzerland Shareholder Rights before the Merger (Swiss law and articles of association)	Tyco Ireland Shareholder Rights after the Merger (Irish law and proposed articles of association)

EU (with the exception of Croatia) and Norway, Iceland and Liechtenstein), a shareholder (i) who voted against the special resolution approving the merger or (ii) of a company in which 90% of the shares are held by the other party to the merger, has the right to request that the company acquire its shares for cash.

Shareholder Inspection Rights

Under Swiss law, a shareholder has a right to inspect the share register with regard to his own shares and otherwise to the extent necessary to exercise his shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss corporation may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors. At a general meeting of shareholders, any shareholder may request information from the board of directors concerning Tyco Switzerland’s affairs. Shareholders also may ask the auditors questions regarding their audit of the company. The board of directors and the auditors must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of the corporation.

Under Irish law, shareholders have the right to: (i) receive a copy of the memorandum and articles of association of Tyco Ireland and any act of the Irish Government which alters the memorandum of Tyco Ireland; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of Tyco Ireland; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by Tyco Ireland; (iv) receive copies of balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive balance sheets of a subsidiary company of Tyco Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

Tyco Switzerland

The following table sets forth the number of registered shares beneficially owned as of June 30, 2014 by each current director, each Executive Officer and the directors and executive officers of Tyco as a group.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned (1)	Percentage of Class
Edward D. Breen (3)(4)	Chair of the Board of Directors	3,817,773	*
Herman E. Bulls	Director	0
Lawrence B. Costello (3)	Executive Officer	91,961	*
Michael E. Daniels	Director	57,935	*
Frank M. Drendel	Director	9,563	*
Brian Duperreault (2)	Lead Director	29,132	*
Rajiv L. Gupta (2)	Director	28,475	*
Brian L. McDonald	Executive Officer	34,231	*
Arun Nayar (3)	Executive Officer	204,660	*
George R. Oliver (3)	CEO and Director	1,289,726	*
Brendan R. O’Neill (2)	Director	31,500	*
Judith A. Reinsdorf (3)	Executive Officer	405,436	*
Jürgen Tinggren	Director	0
Sandra S. Wijnberg (2)	Director	34,352	*
R. David Yost	Director	29,030	*
All current Directors and executive officers as a group (17 persons)		6,156,626	1.37%

*	Less than 1.0%

(1)

The number shown reflects the number of common shares owned beneficially as of June 30, 2014, based on information furnished by the persons named, public filings and Tyco’s records. A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, common shares beneficially owned by a person include common shares of which the person has the right to acquire beneficial ownership within 60 days after June 30, 2014). There were 448,830,279 Tyco common shares outstanding on such date (excluding shares held directly or indirectly in treasury).

(2)

Includes vested DSUs as follows: Mr. Duperreault, 18,179; Mr. Gupta, 15,035; Dr. O’Neill, 21,018 and Ms. Wijnberg, 21,018. Distribution of DSUs will occur upon the earliest of (i) the termination of the individual from the Company’s Board (other than for cause), (ii) a change in control of the Company and (iii) December 31, 2017. Upon the occurrence of such event, the Company will issue the number of Tyco common shares equal to the aggregate number of vested DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(3)

Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of stock options that are currently vested or will vest within 60 days of June 30, 2014 as follows: Mr. Breen, 2,630,491; Mr. Costello, 78,125; Mr. Nayar, 114,303, Mr. Oliver, 1,069,480; and Ms. Reinsdorf, 284,430.

(4)	Includes 52,000 shares held in the Edward D. Breen 2014-1 GRAT.

The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common shares.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percentage of Common Stock Outstanding on June 30, 2014
Dodge & Cox	29,085,546	(1)	6.48%
555 California Street, 40th Floor
San Francisco, CA 94104

(1)         The amount shown for the number of common shares over which Dodge & Cox exercised investment discretion was provided pursuant to the Schedule 13G dated February 13, 2014 that it filed with the SEC, indicating beneficial ownership as of December 31, 2013.

Tyco Ireland

Pursuant to Irish law requirements concerning the formation of an Irish public limited company, Tyco Ireland is required to have a minimum of seven shareholders. As of the date of this proxy statement/prospectus, Tyco Switzerland beneficially owns the Irish Founder Shares which it holds through seven nominees. Upon the completion of the Merger, the Irish Founder Shares will be acquired and cancelled by Tyco Ireland for no consideration.

As of the effective time of the Merger, the directors of Tyco Switzerland will be appointed as the directors of Tyco Ireland.

EXPERTS

The consolidated financial statements, and the related financial statement schedule, incorporated in this proxy statement/prospectus by reference from Tyco International Ltd.’s Current Report on Form 8-K dated May 16, 2014, and the effectiveness of the Company’s internal control over financial reporting, appearing in Tyco International Ltd.’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Arthur Cox, Dublin, Ireland, will pass upon the validity of the ordinary shares of Tyco Ireland to be issued in the Merger and certain Irish tax consequences of the Merger. PricewaterhouseCoopers AG, Switzerland, will pass upon certain Swiss tax consequences of the Merger. McDermott Will & Emery LLP will pass upon certain U.S. federal income tax consequences of the Merger.

FUTURE SHAREHOLDER PROPOSALS

Shareholder Proposals Made at the Special General Meeting

Tyco Switzerland’s articles of association provide generally that any shareholder who desires to request that an item be included on the agenda of a special general meeting of shareholders must deliver such a request in writing to Tyco Switzerland’s Secretary so that it is received at the registered office of Tyco Switzerland in Switzerland by the later of (i) not fewer than 120 calendar days before the date of the special general meeting of shareholders or (ii) the date which is ten calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated special general meeting of shareholders. Shareholder requests should be sent to us at our registered offices in Switzerland: Tyco International Ltd., Victor von Bruns-Strasse 21, CH-8212, Neuhausen am Rheinfall, Switzerland, Attention: Corporate Secretary.

Shareholder Proposals for the 2015 Annual General Meeting

In accordance with the rules established by the SEC, as well as under the provisions of our articles of association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the proxy statement for next year’s annual general meeting of shareholders must be received by Tyco no later than September 25, 2014. Such proposals should be sent to our Secretary at our registered address, which is currently Victor von Bruns-Strasse 21, CH-8212 Neuhausen am Rheinfall, Switzerland. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and our articles of association, and must be a proper subject for shareholder action under applicable law.

A shareholder may otherwise propose business for consideration or nominate persons for election to our board of directors in compliance with U.S. federal proxy rules, applicable law and other legal requirements, without seeking to have the proposal included in Tyco’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Rule 14a-4 of the Exchange Act governs the use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed as an agenda item in the proxy statement. With respect to the 2015 Annual General Meeting of shareholders, if Tyco is not provided notice of a stockholder proposal prior to December 3, 2014, Tyco management will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented.

Annex A—Merger Agreement

Annex B—Proposed Memorandum and Articles of Association of Tyco Ireland

Annex C—Relevant Territories

Annex A

Merger Agreement

Merger Agreement Fusionsvertrag
dated May 30, 2014 vom 30. Mai 2014 by and between zwischen
Tyco International Ltd. Victor von Bruns-Strasse 21, 8212 Neuhausen am Rheinfall, Switzerland	(Tyco Switzerland) (Tyco Schweiz)
and
Tyco International plc Melbourn Road, Bishopstown, Co. Cork, Ireland	(Tyco Ireland) (Tyco Irland)
(Tyco Switzerland and Tyco Ireland each a Party and collectively the Parties) (Tyco Schweiz und Tyco Irland je eine Partei und zusammen die Parteien)

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

This Merger Agreement (the Agreement) is made as of May 30, 2014 by and between Tyco International Ltd. (Tyco Switzerland), a Swiss company limited by shares (Aktiengesellschaft), with registered number CHE-114.775.013 and registered office at Victor von Bruns-Strasse 21, 8212 Neuhausen am Rheinfall, Canton of Schaffhausen, Switzerland, and Tyco International plc (Tyco Ireland), a public limited company incorporated in Ireland, with company number 543654 and registered office at Melbourn Road, Bishopstown, Co. Cork, Ireland.

Dieser Fusionsvertrag (der Vertrag) vom 30. Mai 2014 zwischen Tyco International Ltd. (Tyco Schweiz), einer Schweizer Aktiengesellschaft mit Firmennummer CHE-114.775.013 und Sitz an der Victor von Bruns-Strasse 21, 8212 Neuhausen am Rheinfall, Kanton Schaffhausen, Schweiz, und Tyco International plc (Tyco Irland), einer nach irischem Recht gegründeten Aktiengesellschaft (public limited company) mit Firmennummer 543654 und Sitz an der Melbourn Road, Bishopstown, Co. Cork, Irland.

Whereas:

A.	Tyco Ireland is a 100% owned, direct subsidiary of Tyco Switzerland.

B.

The board of directors of Tyco Switzerland (the Tyco Switzerland Board) has determined that it is in the best interest of Tyco Switzerland to effect a corporate reorganization of Tyco Switzerland that will result in Tyco Switzerland changing its jurisdiction of organization from Switzerland to Ireland. To achieve such reorganization, Tyco Switzerland is to merge with and into Tyco Ireland, with Tyco Ireland surviving as the publicly-traded parent entity of the Tyco group and successor to Tyco Switzerland.

C.

By virtue of the Merger (as defined herein), each registered share (par value CHF 0.50) of Tyco Switzerland issued immediately prior to the Effective Time (as defined below), excluding each share held in treasury by Tyco Switzerland or any of its subsidiaries (each such issued share, a Tyco Switzerland Share), is to be exchanged for one ordinary share (par value US$ 0.01) of Tyco Ireland, credited as fully paid (each, a Tyco Ireland Share).

In Erwägung nachstehender Gründe:

A.	Tyco Irland ist eine 100%, direkte Tochtergesellschaft von Tyco Schweiz.

B.

Der Verwaltungsrat von Tyco Schweiz (der Tyco Schweiz Verwaltungsrat) hat festgestellt, dass es im besten Interesse von Tyco Schweiz liegt, eine gesellschaftsrechtliche Reorganisation durchzuführen mit dem Effekt, dass Tyco Schweiz neu nach dem Recht von Irland statt nach dem Recht der Schweiz inkorporiert sein wird. Zwecks Durchführung dieser Reorganisation soll Tyco Schweiz mit Tyco Irland fusionieren. Tyco Irland soll aus der Fusion als übernehmende, börsenkotierte Muttergesellschaft der Tyco Gruppe und Rechtsnachfolgerin von Tyco Schweiz hervorgehen.

C.

Als Folge der Fusion (wie nachfolgend definiert) wird jede unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt (wie nachfolgend definiert) ausgegebene Namenaktie (mit einem Nennwert von CHF 0.50) von Tyco Schweiz (unter Ausschluss der eigenen Aktien, welche von Tyco Schweiz oder einer ihrer Tochtergesellschaften gehalten werden) (jede solche ausgegebene Aktie eine Tyco Schweiz Aktie) in eine vollständig liberierten Aktie (ordinary share) (mit einem Nennwert von US$ 0.01) von Tyco Irland (je eine Tyco Irland Aktie) umgetauscht.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

D.

The merger, together with certain related transactions, is intended to qualify as a reorganization, within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the Tax Code), and the rules and regulations promulgated thereunder (the U.S. Treasury Regulations), and this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368 of the Tax Code and related U.S. Treasury Regulations.

D.

Die Fusion, zusammen mit gewissen damit verbundenen Transaktionen, soll als Reorganisation im Sinne von Section 368(a)(1) des U.S. Internal Revenue Code von 1986 in der jeweils gültigen Fassung (der Tax Code) und der darunter erlassenen Regeln und Regularien (die U.S. Treasury Regulations) qualifizieren, und dieser Vertrag soll als ein “plan of reorganization” im Sinne von Section 368 des Tax Codes und der zugehörigen U.S. Treasury Regulations gelten.

Now, therefore, the Parties agree as follows:

Dies vorausgeschickt, vereinbaren die Parteien was folgt:

1. Definitions 1.1 Certain Definitions		1. Definitionen 1.1 Bestimmte Definitionen

Agreement	shall have the meaning assigned to such term in the lead-in to this Agreement.	Vertrag	hat die Bedeutung gemäss der Einleitung zu diesem Vertrag.

Assumed Plans	shall have the meaning assigned to such term in Section 6.2.	Übernommene Pläne	hat die Bedeutung gemäss Artikel 6.2.

Award(s)	shall have the meaning assigned to such term in Section 4.3(a).	Award(s)	hat die Bedeutung gemäss Artikel 4.3(a).

Balance Sheet Date	shall have the meaning assigned to such term in Section 2.3.	Bilanzstichtag	hat die Bedeutung gemäss Artikel 2.3

Commercial Register	shall have the meaning assigned to such term in Section 2.6.	Handelsregister	hat die Bedeutung gemäss Artikel 2.6.

Creditors’ Calls	shall have the meaning assigned to such term in Section 5.5(a).	Schuldenruf	hat die Bedeutung gemäss Artikel 5.5(a).

DTC	shall have the meaning assigned to such term in Section 4.2(b)(i).	DTC	hat die Bedeutung gemäss Artikel 4.2(b)(i).

Effective Time	shall have the meaning assigned to such term in Section 2.6.	Rechtswirksam- keits-Zeitpunkt	hat die Bedeutung gemäss Artikel 2.6.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

Equity Plan(s)	shall have the meaning assigned to such term in Section 4.3(a).	Aktienplan / Aktienpläne	hat die Bedeutung gemäss Artikel 4.3(a).

Exchange Agent	shall have the meaning assigned to such term in Section 4.2(b)(i).	Exchange Agent	hat die Bedeutung gemäss Artikel 4.2(b)(i).

Initial Share Capital	shall have the meaning assigned to such term in Section 3(d).	Anfängliches Aktienkapital	hat die Bedeutung gemäss Artikel 3(d).

MerA	shall refer to the Swiss Federal Act on Merger, Demerger, Transformation and Transfer of Assets of October 3, 2003, as amended.	FusG	meint das Bundesgesetz über Fusion, Spaltung, Umwandlung und Vermögensübertragung vom 3. Oktober 2003, in der zurzeit gültigen Fassung.

Merger	shall have the meaning assigned to such term in Section 2.1(a).	Fusion	hat die Bedeutung gemäss Artikel 2.1(a).

Merger Application	shall have the meaning assigned to such term in Section 8.1.	Fusionseintra- gungsgesuch	hat die Bedeutung gemäss Artikel 8.1.

Merger Balance Sheet	shall have the meaning assigned to such term in Section 2.3.	Fusionsbilanz	hat die Bedeutung gemäss Artikel 2.3.

Merger Report	shall have the meaning assigned to such term in Section 2.2.	Fusionsbericht	hat die Bedeutung gemäss Artikel 2.2.

New Indemnity Agreements	shall have the meaning assigned to such term in Section 6.3.	Neue Schadloshaltungs vereinbarungen	hat die Bedeutung gemäss Artikel 6.3.

NYSE	shall refer to the New York Stock Exchange.	NYSE	meint die New York Stock Exchange.

Old Indemnity Agreements	shall have the meaning assigned to such term in Section 6.3.	Alte Schadloshaltungs vereinbarungen	hat die Bedeutung gemäss Artikel 6.3.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

PILA	Swiss Federal Private International Law Act of December 18, 1987, as amended.	IPRG	meint das Bundesgesetz über das Internationale Privatrecht vom 18. Dezember 1987, in der jeweils gültigen Fassung.

Proxy Statement	shall have the meaning assigned to such term in Section 7.3.7(a).	Proxy Statement	hat die Bedeutung gemäss Artikel 7.3.7(a).

PWC Switzerland	shall have the meaning assigned to such term in Section 2.5.	PWC Schweiz	hat die Bedeutung gemäss Artikel 2.5.

SEC	shall refer to the U.S. Securities and Exchange Commission.	SEC	meint die U.S. Securities and Exchange Commission.

Special General Meeting	shall have the meaning assigned to such term in Section 2.2.	Ausserordentliche Generalversamm- lung	hat die Bedeutung gemäss Artikel 2.2.

Subsidiary Indemnity Agreements	shall have the meaning assigned to such term in Section 6.3.	Tochtergesell- schafts-Schadloshaltungs vereinbarungen	hat die Bedeutung gemäss Artikel 6.3.

Tax Code	shall have the meaning assigned to such term in Preamble D.	Tax Code	hat die Bedeutung gemäss Präambel D.

Tyco Ireland	shall refer to Tyco International plc, a public limited company incorporated under Irish law with its registered office at Melbourn Road, Bishopstown, Co. Cork, Ireland, company number 543654.	Tyco Irland	meint Tyco International plc, eine nach irischem Recht gegründeten Aktiengesellschaft (public limited company) mit Sitz an der Melbourn Road, Bishopstown, Co. Cork, Irland und Firmennummer 543654.

Tyco Ireland Board	shall have the meaning assigned to such term in Section 2.1(c)(iii).	Tyco Irland Verwaltungsrat	hat die Bedeutung gemäss Artikel 2.1(c)(iii).

Tyco Ireland Share	shall have the meaning assigned to such term in Preamble C.	Tyco Irland Aktie	hat die Bedeutung gemäss Präambel C.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

Tyco Switzerland	shall refer to Tyco International Ltd., a company incorporated under Swiss law with its registered office in Neuhausen am Rheinfall, registration number CHE-114.775.013.	Tyco Schweiz	meint Tyco International Ltd., eine Schweizer Aktiengesellschaft mit Sitz in Neuhausen am Rheinfall und Firmennummer CHE-114.775.013.

Tyco Switzerland Board	shall have the meaning assigned to such term in Preamble B.	Tyco Schweiz Verwaltungsrat	hat die Bedeutung gemäss Präambel B.

Tyco Switzerland Share	shall have the meaning assigned to such term in Preamble C.	Tyco Schweiz Aktie	hat die Bedeutung gemäss Präambel C.

U.S. Treasury Regulations	shall have the meaning assigned to such term in Preamble D.	U.S. Treasury Regulations	hat die Bedeutung gemäss Präambel D.

1.2 Other Definitional Provisions	1.2 Weitere definitorische Bestimmungen

Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) words of one gender shall be construed to apply to each gender; (v) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Annexes hereto; (vi) the terms “Section” or “Annex” refer to the specified Section or Annex of or to this Agreement; and (vii) any grammatical form or variant of a term defined in this Agreement shall be construed to have a meaning corresponding to the definition of the term set forth herein.

Sofern der Zusammenhang nichts anderes erfordert, gilt in diesem Vertrag was folgt: (i) “oder” ist nicht abschliessend; (ii) “einschliesslich” und seine Varianten bedeuten “einschliesslich, ohne Beschränkung” und seine Varianten; (iii) Begriffe, welche im Singular definiert werden, haben die entsprechende Bedeutung im Plural und umgekehrt; (iv) Worte eines Geschlechts sind so auszulegen, dass sie sich auf beide Geschlechter beziehen; (v) die Begriffe “hiervon,” “hierin,” “hiermit,” “hierzu” und davon abgeleitete oder ähnliche Begriffe beziehen sich auf diesen gesamten Vertrag, einschliesslich seiner Anhänge; (vi) die Begriffe “Artikel” beziehungsweise “Anhang” beziehen sich auf den angegebenen Artikel beziehungsweise Anhang von oder zu diesem Vertrag; und (vii) jede grammatikalische Form oder Variante eines in diesem Vertrag definierten Begriffs ist entsprechend der in diesem Vertrag festgelegten Definition auszulegen.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

2. The Merger	2. Die Fusion

2.1 Agreement to Merge by Absorption	2.1 Absorptionsfusionsvertrag

The Parties hereby agree as follows:	Die Parteien vereinbaren hiermit was folgt:

(a)    Tyco Switzerland shall merge with Tyco Ireland in accordance with the provisions of this Agreement and as stipulated by (to the extent applicable to a cross-border merger) Art. 3 et seq. MerA and Art. 163b, 163c and 164 PILA (emigration merger by absorption) and the applicable laws of Ireland (the Merger);

(a)    Tyco Schweiz fusioniert mit Tyco Irland gemäss den Bestimmungen dieses Vertrags und in Übereinstimmung mit (soweit auf eine grenzüberschreitende Fusion anwendbar) Art. 3 ff. FusG und Art. 163b, 163c und 164 IPRG (Emigrationsfusion durch Absorption) sowie den anwendbaren Bestimmungen des irischen Rechts (die Fusion);

(b) Tyco Ireland shall be the surviving company and Tyco Switzerland shall be the absorbed company, the latter being dissolved without liquidation; and	(b) Tyco Irland ist die übernehmende und Tyco Schweiz die übertragende Gesellschaft, wobei Letztere ohne Liquidation aufgelöst wird; und

(c) Tyco Ireland shall:	(c) Tyco Irland:

(i) accept all of the assets of Tyco Switzerland;	(i) übernimmt alle Vermögenswerte der Tyco Schweiz;

(ii) assume all of the liabilities of Tyco Switzerland (with the effect that the respective obligees have a right to enforce such liabilities directly against Tyco Ireland);	(ii) übernimmt alle Verbindlichkeiten der Tyco Schweiz (mit der Wirkung, dass den betreffenden Gläubigern das Recht zukommt, diese Verbindlichkeiten direkt gegen Tyco Irland durchzusetzen);

(iii) reconstitute its board of directors (the Tyco Ireland Board) to match the Tyco Switzerland Board; and	(iii) konstituiert seinen Verwaltungsrat neu (der Tyco Irland Verwaltungsrat) so, dass er dem Tyco Schweiz Verwaltungsrat entspricht; und

(iv)   issue Tyco Ireland Shares to the shareholders of Tyco Switzerland in accordance with the exchange ratio pursuant to Section 3 of this Agreement in consideration and acceptance of all the assets and liabilities of Tyco Switzerland.

(iv)   gibt Tyco Irland Aktien an die Aktionäre von Tyco Schweiz gemäss dem Umtauschverhältnis nach Artikel 3 dieses Vertrags als Gegenleistung für die Übernahme aller Vermögenswerte und Verbindlichkeiten der Tyco Schweiz aus.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

2.2 Merger Report	2.2 Fusionsbericht

The Tyco Switzerland Board shall approve a merger report pursuant to Art. 14 MerA (the Merger Report) as soon as practicable after the date hereof, but in any event no later than on the date occurring thirty-one (31) calendar days prior to the general meeting of shareholders of Tyco Switzerland at which the Tyco Switzerland Board seeks shareholder approval of this Agreement and the Merger (the Special General Meeting).

Der Tyco Schweiz Verwaltungsrat verpflichtet sich, einen Fusionsbericht gemäss Art. 14 FusG (der Fusionsbericht) sobald wie praktisch möglich nach dem Datum dieses Fusionsvertrags zu genehmigen, jedoch keinesfalls später als einunddreissig (31) Kalendertage vor dem Datum der Generalversammlung von Tyco Schweiz, an welcher der Tyco Schweiz Verwaltungsrat die Aktionäre um Genehmigung dieses Vertrags und der Fusion ersucht (die Ausserordentliche Generalversammlung).

2.3 Merger Balance Sheet	2.3 Fusionsbilanz

The Merger shall take place on the basis of the audited non-consolidated interim stand-alone balance sheet of Tyco Switzerland as of March 28, 2014, attached hereto as Annex 2.3 (such date the Balance Sheet Date, and such balance sheet the Merger Balance Sheet).

Die Fusion erfolgt auf der Grundlage der geprüften, nicht konsolidierten Zwischenbilanz von Tyco Schweiz per 28. März 2014 gemäss Anhang 2.3) (das Datum dieser Zwischenbilanz der Bilanzstichtag, und die Zwischenbilanz die Fusionsbilanz).

2.4 Actions and Operations as From the Balance Sheet Date	2.4 Handlungen und Tätigkeiten ab dem Bilanzstichtag

As from the Balance Sheet Date, all actions and operations of Tyco Switzerland shall be deemed to be conducted for Tyco Ireland’s account.	Ab dem Bilanzstichtag gelten alle Handlungen und Tätigkeiten von Tyco Schweiz als auf Rechnung von Tyco Irland vorgenommen.

2.5 Audit of the Agreement, the Merger Report and the Merger Balance Sheet	2.5 Prüfung des Vertrags, des Fusionsberichts und der Fusionsbilanz

The Tyco Switzerland Board shall appoint PricewaterhouseCoopers AG, Zurich (PWC Switzerland), a licensed audit expert, to conduct the audit of this Agreement, the Merger Report and the Merger Balance Sheet pursuant to Art. 15 MerA.

Der Tyco Schweiz Verwaltungsrat ernennt PricewaterhouseCoopers AG, Zürich (PWC Schweiz), einen zugelassenen Revisionsexperten, um die Prüfung des Vertrags, des Fusionsberichts und der Fusionsbilanz gemäss Art. 15 FusG durchzuführen.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

2.6 Effectiveness	2.6 Wirksamkeit

The Merger, by virtue of which any and all assets of Tyco Switzerland transfer to Tyco Ireland and any and all obligations and liabilities of Tyco Switzerland are assumed by Tyco Ireland, shall become legally effective on the date of the entry of the Merger in the daily ledger of the commercial register of the Canton of Schaffhausen, Switzerland (the Commercial Register), subject to the approval by the Swiss Federal Commercial Register Office (EHRA). The date and time of such entry shall be referred to herein as the Effective Time.

Die Fusion, aufgrund welcher sämtliche Vermögenswerte der Tyco Schweiz auf Tyco Irland übergehen und sämtliche Verpflichtungen und Verbindlichkeiten der Tyco Schweiz von Tyco Irland übernommen werden, wird im Zeitpunkt der Eintragung der Fusion im Tagebuch des Handelsregisters des Kantons Schaffhausen, Schweiz (das Handelsregister) rechtswirksam, vorbehaltlich der Genehmigung durch das Eidgenössische Amt für das Handelsregister (EHRA). Das Datum und der Zeitpunkt dieses Eintrags werden hierin als Rechtswirksamkeits-Zeitpunkt bezeichnet.

2.7 Transfer of Assets and Liabilities to Tyco Ireland	2.7 Übertragung der Vermögenswerte und Verbindlichkeiten auf Tyco Irland

(a)    At the Effective Time, Tyco Ireland shall accept the assignment, transfer, conveyance, assumption and delivery (as the case may be) of any and all of the rights, assets (including, for the avoidance of doubt, any and all goodwill, intellectual property rights, know-how, stock, property, records, cash, bank or brokerage accounts, artwork, contracts and the benefit of any claims or debts) and liabilities (including, for the avoidance of doubt, any and all legal positions, obligations, claims, debts and environmental, health and safety, employer, contractual, financing or other liabilities, including contingent liabilities and guarantees) of Tyco Switzerland.

(a)    Im Rechtswirksamkeits-Zeitpunkt stimmt Tyco Irland der Abtretung, Übereignung, Übertragung, Übernahme und Lieferung sämtlicher Rechte, Vermögenswerte (zwecks Ausschlusses von Zweifeln, unter Einschluss von Goodwill, Immaterialgüterrechten, Know-How, Inventar, Immobilien, Akten, Bargeld, Bank- oder Depots-Konten, Kunstwerken, Verträgen und dem Erlös oder Nutzen aus Ansprüchen oder Schulden) und Verbindlichkeiten (zwecks Ausschlusses von Zweifeln, unter Einschluss von sämtlichen Rechtspositionen, Verpflichtungen, Ansprüchen, Schulden, Verbindlichkeiten betreffend die Umwelt, Gesundheit, und Sicherheit, Arbeitgeberverbindlichkeiten, vertraglichen Verbindlichkeiten, Finanzierungsverbindlichkeiten oder anderen Verbindlichkeiten, einschliesslich Eventualverbindlichkeiten und Garantien) von Tyco Schweiz.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(b)    Without limitation to the foregoing, Tyco Ireland particularly undertakes, for the benefit of each person to whom Tyco Switzerland owes any obligation or has any liability, from and after the Effective Time, to accept, assume and agree to faithfully perform and fulfill such obligations and discharge such liabilities as if it originally owed or had them instead of Tyco Switzerland. Tyco Ireland accordingly agrees for the benefit of each such person that such person may enforce any such liability directly against Tyco Ireland, without recourse to Tyco Switzerland, on the same terms and to the same extent that such liability would have been enforceable by such person against Tyco Switzerland had the Merger not been completed, regardless of where or against whom such liability is asserted or determined (including any liability arising out of claims made by Tyco Switzerland’s or Tyco Ireland’s respective shareholders, directors, officers, employees, agents, subsidiaries or affiliates) or whether asserted or determined prior to, on or after the Effective Time, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of the laws of any jurisdiction, fraud, misrepresentation or any other cause.

(b)    Ohne Beschränkung des Vorstehenden verpflichtet sich Tyco Irland insbesondere, ab und nach dem Rechtswirksamkeits-Zeitpunkt zugunsten jeder Person, gegenüber welcher Tyco Schweiz irgendeine Verpflichtung eingegangen ist oder eine Verbindlichkeit hat, derartige Verpflichtungen anzuerkennen, zu übernehmen und getreu zu erfüllen und solche Verbindlichkeiten zu begleichen, wie wenn diese ursprünglich von Tyco Irland eingegangen worden wären oder Tyco Irland statt Tyco Schweiz verpflichtet gewesen wäre. Entsprechend erklärt Tyco Irland zugunsten jeder solchen Person, dass sie eine derartige Verbindlichkeit direkt gegen Tyco Irland geltend machen kann, ohne Inanspruchnahme von Tyco Schweiz, zu denselben Bedingungen und in demselben Ausmass, wie eine solche Verbindlichkeit von ihr gegen Tyco Schweiz hätte geltend gemacht werden können, falls die Fusion nicht vollzogen worden wäre, unabhängig davon, wo oder gegen wen eine solche Verbindlichkeit erhoben oder festgestellt wird (einschliesslich von Verbindlichkeiten aus Ansprüchen von Aktionären, Verwaltungsräten, Officers, Angestellten, Vertretern, Tochtergesellschaften oder nahestehenden Personen von Tyco Schweiz beziehungsweise Tyco Irland), oder ob sie vor, am oder nach dem Rechtswirksamkeits-Zeitpunkt erhoben oder festgestellt wird, und unabhängig davon, ob sie tatsächlich oder angeblich auf Fahrlässigkeit, Grobfahrlässigkeit, Verletzung von Gesetzen irgendeiner Rechtsordnung, Betrug, Falschangaben oder einer anderen Ursache beruht.

(c)    As and from the Effective Time, Tyco Ireland shall take the place, and assume control, of any claim made or proceedings threatened or issued by or against Tyco Switzerland or where Tyco Switzerland is

(c) Ab dem Rechtswirksamkeits-Zeitpunkt tritt Tyco Irland an die Stelle von Tyco Schweiz und übernimmt die Kontrolle über sämtliche von oder gegen Tyco Schweiz geltend gemachten Ansprüche

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland otherwise a party or notice party to, whether asserted or determined prior to, on or after the Effective Time, and Tyco Ireland shall seek to have its name substituted for that of Tyco Switzerland in any proceedings ongoing before any court, arbitration or other judicial or administrative tribunal in any jurisdiction.

oder angedrohten oder eröffneten Verfahren sowie über Verfahren, in welchen Tyco Schweiz anderweitig Verfahrensbeteiligte oder Streitverkündete ist, unabhängig davon, ob vor, am oder nach dem Rechtswirksamkeits-Zeitpunkt erhoben beziehungsweise angehoben oder festgestellt, und Tyco Irland wird in jedem vor einem Gericht, Schiedsgericht oder einem anderen staatlichen Gericht oder Verwaltungsgericht beziehungsweise Behörde in irgendeiner Jurisdiktion hängigen Verfahren darum ersuchen, den Namen von Tyco Schweiz durch ihren zu ersetzen.

2.8 Completion	2.8 Vollzug

The transfer of all the assets and liabilities of Tyco Switzerland (including, for the avoidance of doubt, any and all legal positions and obligations) to Tyco Ireland shall be effected by implementing the completion measures herein agreed, all with legal effect as of the Effective Time.

Die Übertragung aller Vermögenswerte und Verbindlichkeiten von Tyco Schweiz (zwecks Ausschlusses von Zweifeln, einschliesslich sämtlicher Rechtspositionen und Verpflichtungen) auf Tyco Irland wird mittels Vornahme der hierin vereinbarten Vollzugsmassnahmen bewirkt, jeweils mit Rechtswirkung ab dem Rechtswirksamkeits-Zeitpunkt.

3. Merger Consideration	3. Umtauschverhältnis

(a)    At the Effective Time, each holder of a Tyco Switzerland Share, excluding Tyco Switzerland and any of its subsidiaries, shall by virtue of the Merger receive one Tyco Ireland Share in exchange for each Tyco Switzerland Share held by such shareholder, and each Tyco Switzerland Share (including Tyco Switzerland Shares held by Tyco Switzerland and any of its subsidiaries) shall cease to be issued, be cancelled and cease to exist, and each holder of Tyco Switzerland Shares (including Tyco Switzerland and any of its subsidiaries) shall thereafter cease to have any rights with respect to such Tyco Switzerland Shares.

(a)    Im Rechtswirksamkeits-Zeitpunkt erhält aufgrund der Fusion jeder Inhaber einer Tyco Schweiz Aktie, unter Ausschluss von Tyco Schweiz und ihrer Tochtergesellschaften, eine Tyco Irland Aktie im Austausch für jede von einem solchen Aktionär gehaltene Tyco Schweiz Aktie; jede Tyco Schweiz Aktie (einschliesslich der Tyco Schweiz Aktien, die von Tyco Schweiz und einer ihrer Tochtergesellschaften gehalten werden) gilt nicht mehr als ausgegeben, sondern wird vernichtet und besteht somit nicht mehr, und jeder Inhaber von Tyco Schweiz Aktien (einschliesslich Tyco Schweiz und jeder ihrer Tochtergesellschaften) hat danach keine Rechte mehr in Bezug auf solche Tyco Schweiz Aktien.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(b)    The Parties acknowledge and agree that as of the Effective Time the Tyco Ireland Shares issued to the holders of Tyco Switzerland Shares shall all rank equally and have the same entitlement to dividend and any other shareholders’ rights, all in accordance with Irish law.

(b)    Die Parteien bestätigen und
vereinbaren, dass ab dem
Rechtswirksamkeits-Zeitpunkt die
den Inhabern von Tyco Schweiz
Aktien ausgegebenen Tyco Irland
Aktien gleichranging und bezüglich
Dividendenberechtigung und allen
anderen Aktionärsrechten
gleichberechtigt sind, jeweils in
Übereinstimmung mit irischem Recht.

(c)    The Parties acknowledge and agree that Tyco Switzerland does not have any special rights, participation rights without voting rights or profit sharing certificates within the meaning of Art. 13 lit. c MerA.

(c) Die Parteien bestätigen und sind sich einig, dass Tyco Schweiz keine Sonderrechte, Anteile ohne Stimmrecht oder Genussscheine im Sinne von Art. 13 lit. c FusG hat.

(d)    The Parties agree that immediately after the consummation of the Merger on the Effective Time, Tyco Ireland shall acquire and cancel, for no consideration, all of the shares in the capital of Tyco Ireland issued and outstanding as of immediately prior to the consummation of the Merger (the Initial Share Capital).

(d)    Die Parteien vereinbaren, dass Tyco
Irland unmittelbar nach Vollzug der
Fusion im Rechtswirksamkeits-
Zeitpunkt alle unmittelbar vor Vollzug
der Fusion ausgegebenen und
ausstehenden Aktien von Tyco Irland
(das Anfängliche Aktienkapital)
ohne Entschädigung erwirbt und
vernichtet.

4. Exchange of Shares	4. Aktientausch

4.1 Authorization to Allot and Issue Tyco Ireland Shares	4.1 Genehmigung der Zuteilung und Ausgabe von Tyco Irland Aktien

Before the Special General Meeting at which this Agreement and the Merger shall be approved pursuant to Section 7.1(b), the Tyco Ireland Board shall be authorized (pursuant to the articles of association of Tyco Ireland) to issue and allot, as per the Effective Time, one Tyco Ireland Share for each Tyco Switzerland Share in accordance with the exchange ratio pursuant to Section 3 of this Agreement in consideration for the transfer and assumption of all of the assets and liabilities of Tyco Switzerland and the cancellation of the Tyco Switzerland Shares.

Vor der Ausserordentlichen
Generalversammlung, an welcher dieser
Vertrag und die Fusion gemäss
Artikel 7.1(b) genehmigt werden, wird der
Tyco Irland Verwaltungsrat (gemäss den
Statuten von Tyco Irland) ermächtigt, auf
den Rechtswirksamkeits-Zeitpunkt eine
Tyco Irland Aktie für jede Tyco Schweiz
Aktie in Übereinstimmung mit dem
Umtauschverhältnis gemäss Artikel 3
dieses Vertrags als Gegenleistung für die
Übertragung und Übernahme aller
Vermögenswerte und Verbindlichkeiten
von Tyco Schweiz und für die Vernichtung
der Tyco Schweiz Aktien auszugeben und
zuzuteilen.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

4.2 Settlement	4.2 Abwicklung

(a)    At the Effective Time, Tyco Switzerland shall allot to, or for the benefit of, the holders of Tyco Switzerland Shares one Tyco Ireland Share, credited as fully paid, for each Tyco Switzerland Share that is cancelled by virtue of the Merger (in accordance with such former holders’ respective entitlements under Section 3(a)).

(a)    Im Rechtswirksamkeits-Zeitpunkt wird
Tyco Schweiz den Inhabern von Tyco
Schweiz Aktien beziehungsweise zu
deren Gunsten je Tyco Schweiz
Aktie, welche aufgrund der Fusion
vernichtet wird (in Übereinstimmung
mit den entsprechenden Ansprüchen
solcher früherer Inhaber unter Artikel
3(a)) eine vollständig liberierte Tyco
Irland Aktie zuteilen.

(b) All Tyco Ireland Shares so allotted shall be promptly issued at the Effective Time as follows:	(b) Alle so zugeteilten Tyco Irland Aktien werden im Rechtswirksamkeits- Zeitpunkt unverzüglich wie folgt ausgegeben:

(i)     for beneficial holders of Tyco Switzerland Shares deposited with the Depository Trust Company (DTC) and registered in the name of a nominee, Tyco Ireland shall either: (x) issue the relevant number of Tyco Ireland Shares to a bank or trust company appointed by Tyco Switzerland to act as exchange agent in connection with the Merger (including its successors, affiliates or designees, the Exchange Agent) and the Exchange Agent will thereafter promptly arrange for such Tyco Ireland Shares to be deposited with DTC; or (b) directly issue the relevant number of Tyco Ireland Shares to DTC or its nominee. None of the Exchange Agent, DTC or its nominee shall acquire any beneficial interest in such Tyco Ireland Shares registered in its name. Once legal ownership is registered in the name of DTC or its nominee, beneficial ownership of such Tyco Ireland Shares will be recorded in book entry form by the relevant DTC participating brokers without the need for any additional action on the beneficial holders’ part; and

(i)     für die wirtschaftlich Berechtigten
an Tyco Schweiz Aktien, welche
bei der Depository Trust
Company (DTC) hinterlegt und
im Namen eines Nominees
registriert sind, wird Tyco Irland
entweder: (x) die entsprechende
Anzahl Tyco Irland Aktien an
eine Bank oder eine
Treuhandgesellschaft, welche
von Tyco Schweiz als Exchange
Agent im Zusammenhang mit der
Fusion (einschliesslich ihrer
Rechtsnachfolger,
Konzerngesellschaften und
Beauftragten, der Exchange
Agent) ernannt wurde,
ausgeben, und der Exchange
Agent wird unmittelbar danach
die Hinterlegung dieser Tyco
Irland Aktien bei DTC
vornehmen; oder (b) direkt die
entsprechende Anzahl Tyco
Irland Aktien an DTC oder deren
Nominee ausgeben. Weder der
Exchange Agent, DTC noch
deren Nominee erwerben eine
wirtschaftliche Berechtigung an
diesen in ihrem Namen
registrierten Tyco Irland Aktien.
Sobald das rechtliche Eigentum

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(legal ownership) solcher Tyco Irland Aktien im Namen von DTC oder deren Nominee registriert wurde, wird die wirtschaftliche Berechtigung an solchen Tyco Irland Aktien von den teilnehmenden DTC-Brokern in Form eines Bucheintrags eingetragen, ohne dass zusätzliche Handlungen seitens der wirtschaftlich Berechtigten erforderlich sind; und

(ii)    for registered holders of Tyco Switzerland Shares, Tyco Ireland will issue the relevant number of Tyco Ireland Shares to the Exchange Agent. The Exchange Agent shall hold all such Tyco Ireland Shares and all entitlements (including dividend entitlements) arising therefrom in trust for the benefit of such former registered holders. As soon as reasonably practicable after the Effective Time, Tyco Ireland shall cause the Exchange Agent to deliver to each registered holder of Tyco Switzerland Shares a letter of transmittal (which shall be in form and substance reasonably satisfactory to Tyco Ireland), subject in all cases to customary exchange procedures established by the Exchange Agent to implement the delivery. For the purposes of this Section 4.2, the Parties will enter into a separate agreement with the Exchange Agent.

(ii)    für eingetragene Aktionäre von Tyco Schweiz Aktien wird Tyco Irland die entsprechende Anzahl Tyco Irland Aktien an den Exchange Agent ausgeben. Der Exchange Agent hält alle solchen Tyco Irland Aktien und daraus fliessenden Ansprüche (einschliesslich Dividendenansprüche) treuhänderisch zugunsten solcher ehemaligen eingetragenen Aktionäre. Sobald wie vernünftigerweise praktisch möglich nach dem Rechtswirksamkeits-Zeitpunkt veranlasst Tyco Irland den Exchange Agent, jedem eingetragenen Aktionär von Tyco Schweiz Aktien ein Übermittlungsschreiben (letter of transmittal) (in einer formell und inhaltlich für Tyco Irland zufriedenstellenden Form) zuzustellen, in jedem Fall vorbehaltlich der handelsüblichen Umtauschverfahren, welche der Exchange Agent zur Durchführung der Zustellung festgelegt hat. Für Zwecke dieses Artikels 4.2 werden die Parteien einen separaten Vertrag mit dem Exchange Agent abschliessen.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(c)    From the Effective Time, the former registered holders of Tyco Switzerland Shares shall be entitled to call for the Exchange Agent to procure their registration as registered shareholders of Tyco Ireland and to account to them for all entitlements (including dividend entitlements) arising therefrom, subject to customary exchange procedures established by the Exchange Agent to implement the registration.

(c)    Ab dem Rechtswirksamkeits-Zeitpunkt werden die ehemaligen eingetragenen Tyco Schweiz Aktionäre berechtigt sein, vom Exchange Agent zu verlangen, deren Eintragung als eingetragene Tyco Irland Aktionäre herbeizuführen sowie ihnen gegenüber Rechenschaft über alle daraus fliessenden Ansprüche (einschliesslich Dividendenansprüche) abzulegen, in jedem Fall vorbehaltlich der handelsüblichen Umtauschverfahren, welche der Exchange Agent zur Durchführung der Eintragung festgelegt hat.

(d)    Any Tyco Ireland Shares issued to the Exchange Agent pursuant to this Section 4.2 that remain undelivered to the former holders of Tyco Switzerland Shares as of the 12 month anniversary of the Effective Time (or the date of termination of the Exchange Agent’s engagement, if later) will be delivered to Tyco Ireland or its designee, together with all entitlements (including dividend entitlements) arising therefrom, upon demand, and Tyco Ireland or its designee will thereafter continue to hold such shares and entitlements, as nominee for, and on behalf of, the former holders of Tyco Switzerland Shares, on substantially similar terms as the Exchange Agent, pending formal delivery of legal title thereto, but subject to applicable abandoned property, escheat or similar laws.

(d)    Tyco Irland Aktien, welche an den Exchange Agent gemäss diesem Artikel 4.2 ausgegeben wurden und ab dem zwölfmonatigen Jahrestag des Rechtswirksamkeits-Zeitpunkts (oder, falls später, dem Datum der Beendigung der Verpflichtung des Exchange Agents) den ehemaligen Tyco Schweiz Aktionären nicht zugestellt wurden, werden auf Verlangen zusammen mit allen daraus fliessenden Ansprüchen (einschliesslich Dividendenansprüche) Tyco Irland oder deren Beauftragten ausgehändigt, und Tyco Irland oder deren Beauftragter werden danach solche Aktien und Ansprüche zu im Wesentlichen gleichwertigen Bedingungen wie der Exchange Agent als Nominee für und im Namen der ehemaligen Tyco Schweiz Aktionäre halten bis zur formellen Übertragung eines Rechtstitels diesbezüglich, aber vorbehaltlich anwendbarer Bestimmungen über herrenloses Eigentum, Heimfall oder vergleichbarer Gesetze.

(e)    At the Effective Time, the share register of Tyco Switzerland shall be closed and thereafter there shall be no further registration of transfers of shares of Tyco Switzerland that were outstanding prior to the Effective Time.

(e)    Im Rechtswirksamkeits-Zeitpunkt wird das Aktienregister von Tyco Schweiz geschlossen. Danach werden keine weiteren Eintragungen von Übertragungen von Tyco Schweiz Aktien, welche vor dem Rechtswirksamkeits-Zeitpunkt ausstehend waren, durchgeführt.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(f)     None of Tyco Ireland, the Exchange Agent or any of their respective affiliates or designees shall be liable to any former holder of Tyco Switzerland Shares for any securities properly delivered or any amount properly paid by the Exchange Agent or its nominee, as the case may be, to a public official pursuant to applicable abandoned property, escheat or similar laws.

(f)     Weder Tyco Irland, der Exchange Agent noch deren Konzerngesellschaften oder Beauftragte haften gegenüber einem ehemaligen Tyco Schweiz Aktionär für vom Exchange Agent oder dessen Nominee einer Amtsperson gemäss anwendbaren Bestimmungen über herrenloses Eigentum, Heimfall oder vergleichbarer Gesetze ordnungsgemäss zugestellte Effekten beziehungsweise ordnungsgemäss bezahlte Beträge.

(g)    No interest shall be payable on any dividend entitlements or other amounts held, from time to time, by Tyco Ireland, the Exchange Agent or any of their respective affiliates or designees as nominee for any former holder of Tyco Switzerland Shares pursuant to this Section 4.2, and none of Tyco Ireland, the Exchange Agent or any of their respective affiliates or designees shall be required to account to any former holder of Tyco Switzerland Shares for same.

(g)    Auf Dividendenansprüche oder andere Beträge, welche von Zeit zu Zeit von Tyco Irland, dem Exchange Agent oder einer von deren Konzerngesellschaften oder Beauftragten als Nominee für einen ehemaligen Inhaber von Tyco Schweiz Aktien gemäss diesem Artikel 4.2 gehalten werden, wird kein Zins bezahlt, und weder Tyco Irland, der Exchange Agent noch deren Konzerngesellschaften oder Beauftragte sind verpflichtet, einem ehemaligen Inhaber von Tyco Schweiz Aktien darüber Rechenschaft abzulegen.

4.3 Equity Incentive Plans	4.3 Aktienanreizpläne

(a)    At the Effective Time, by virtue of the Merger, all outstanding options or awards, whether vested or unvested, which provide for the issuance, receipt or purchase of, or otherwise relate to or are based on Tyco Switzerland Shares (individually, an Award and collectively, the Awards) under any of the plans of Tyco Switzerland or any of its affiliates (collectively, the Equity Plans) shall remain outstanding and, after the Effective Time, be deemed to provide for the issuance, receipt or purchase of, or otherwise relate to, or be based on Tyco Ireland Shares.

(a)    Im Rechtswirksamkeits-Zeitpunkt bleiben aufgrund der Fusion alle ausstehenden Optionen oder Awards (ob “vested” oder nicht), welche einen Anspruch auf die Ausgabe, den Erhalt oder den Erwerb von Tyco Schweiz Aktien verschaffen oder sich anderweitig auf Tyco Schweiz Aktien beziehen oder darauf beruhen (je einzeln ein Award und zusammen die Awards), gemäss einem der Pläne von Tyco Schweiz oder von einer ihrer Konzerngesellschaften (zusammen die Aktienpläne) ausstehend und gelten nach dem Rechtswirksamkeits-Zeitpunkt so, als ob sie einen Anspruch auf die Ausgabe, den Erhalt oder den Erwerb von Tyco Irland Aktien verschaffen oder sich anderweitig auf Tyco Irland Aktien beziehen oder darauf beruhen.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(b)    Each Award that is a stock option shall be assumed by Tyco Ireland in such a manner that Tyco Ireland would be a corporation “assuming a stock option in a transaction to which Section 424(a) applies” within the meaning of Section 424 of the Tax Code, were Section 424 of the Tax Code applicable to such Award, without regard to the requirements of Treasury Regulation Section 1.424-1(a)(5)(iii), except to the extent such requirements specifically apply to such Award.

(b)    Jeder Award, welcher eine Aktienoption ist, wird durch Tyco Irland derart übernommen, wie wenn Tyco Irland eine Gesellschaft wäre, “die eine Aktienoption anlässlich einer Transaktion erwirbt, auf welche Section 424(a) Anwendung findet” (“assuming a stock option in a transaction to which Section 424(a) applies”) im Sinne von Section 424 des Tax Codes, falls Section 424 auf einen solchen Award anwendbar wäre, ohne Berücksichtigung der Erfordernisse der Treasury Regulation Section 1.424-1(a)(5)(iii), ausser soweit solche Erfordernisse auf einen solchen Award spezifisch anwendbar sind.

(c)    Each Award assumed by Tyco Ireland shall be exercisable, issuable or available upon substantially the same terms and conditions as under the applicable Equity Plan and the applicable award agreement issued thereunder, except that upon the exercise, issuance or availability of such Awards, Tyco Ireland Shares shall be issuable or available in lieu of Tyco Switzerland Shares. The number of Tyco Ireland Shares issuable or available upon the exercise or issuance of an Award immediately after the Effective Time and, if applicable, the exercise price of each such Award, shall be the number of shares and the exercise price as in effect for such Award immediately prior to the Effective Time. All Awards issued pursuant to the Equity Plans after the Effective Time shall entitle the holder thereof to purchase or receive Tyco Ireland Shares in accordance with the terms of the Equity Plans.

(c)    Jeder von Tyco Irland übernommene Award wird unter den im Wesentlichen gleichen Bedingungen ausübbar, ausgebbar oder erhältlich sein wie unter dem massgeblichen Aktienplan und dem darunter ausgefertigten massgeblichen Award-Vertrag, ausser dass bei Ausübung, Ausgabe oder Erhältlichkeit von solchen Awards Tyco Irland Aktien anstelle von Tyco Schweiz Aktien ausgegeben werden oder erhältlich sind. Die Anzahl Tyco Irland Aktien, die bei Ausübung oder Ausgabe eines Awards unmittelbar nach dem Rechtswirksamkeits-Zeitpunkt auszugeben oder erhältlich sind und, sofern anwendbar, der Ausübungspreis jedes solchen Awards entspricht der Anzahl Aktien und dem Ausübungspreis, welche(r) unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt für einen solchen Award galt. Alle gemäss den Aktienplänen nach dem Rechtswirksamkeits-Zeitpunkt ausgegebenen Awards berechtigen den Inhaber derselben, gemäss den Bestimmungen der Aktienpläne Tyco Irland Aktien zu erwerben oder zu erhalten.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

5. Further Preparations for Implementation of the Merger	5. Weitere Vorbereitungen für den Vollzug der Fusion

5.1 Adoption of Amended Articles of Association of Tyco Ireland	5.1 Verabschiedung der geänderten Statuten von Tyco Irland

On or before the Effective Time, Tyco Ireland shall have adopted the memorandum and articles of association substantially in the form set out in Annex 5.1, provided that nothing in this Section 5.1 shall limit or fetter in any way the ability of Tyco Ireland to amend, vary or substitute its memorandum and articles of association from time to time after the Effective Time.

Im oder vor dem Rechtswirksamkeits-Zeitpunkt ist Tyco Irland verpflichtet, die Gründungsurkunde (memorandum) und die Statuten, im Wesentlichen in der Form gemäss Anhang 5.1, zu verabschieden, unter der Voraussetzung, dass nichts in diesem Artikel 5.1 die Fähigkeit von Tyco Irland einschränkt oder behindert, ihre Gründungsurkunde (memorandum) oder Statuten nach dem Rechtswirksamkeits-Zeitpunkt von Zeit zu Zeit zu ergänzen, abzuändern oder zu ersetzen.

5.2 Tyco Ireland Board	5.2 Tyco Irland Verwaltungsrat

On or before the Effective Time, Tyco Ireland shall procure that the Tyco Ireland Board shall have been reconstituted so as to comprise the same members as serve as directors on the Tyco Switzerland Board immediately prior to the Effective Time.

Im oder vor dem Rechtswirksamkeits-Zeitpunkt sorgt Tyco Irland dafür, dass der Tyco Irland Verwaltungsrat neu konstituiert wird, so dass er mit denselben Mitgliedern besetzt ist, welche unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt Tyco Schweiz Verwaltungsräte sind.

5.3 Officers of Tyco Ireland	5.3 Officers von Tyco Irland

Prior to the Effective Time, Tyco Ireland shall procure that the officers of Tyco Switzerland immediately prior to the Effective Time shall have been appointed as the officers of Tyco Ireland to hold the same or corresponding office after the Effective Time, until their successors have been duly appointed and qualified.

Vor dem Rechtswirksamkeits-Zeitpunkt sorgt Tyco Irland dafür, dass die Personen, welche unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt Officers von Tyco Schweiz sind, zu Officers von Tyco Irland ernannt werden und nach dem Rechtswirksamkeits-Zeitpunkt dasselbe oder entsprechende Amt wahrnehmen, bis ihre Nachfolger gültig ernannt und berechtigt werden.

5.4 Auditors of Tyco Ireland	5.4 Revisionsstelle von Tyco Irland

Tyco Ireland shall procure that the auditors of Tyco Ireland initially shall be Deloitte.	Tyco Irland sorgt dafür, dass die Revisionsstelle von Tyco Irland zunächst Deloitte ist.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

5.5 Actions Required Prior to the Merger Application	5.5 Erforderliche Handlungen vor dem Fusionseintragungsgesuch

The Tyco Switzerland Board shall:	Der Verwaltungsrat von Tyco Schweiz:

(a)    procure that three calls to the creditors (Schuldenrufe) of Tyco Switzerland (the Creditors’ Calls) are published in the Swiss Official Gazette of Commerce (SHAB) pursuant to Art. 163b para. 3 PILA;

(a) sorgt dafür, dass drei Schuldenrufe von Tyco Schweiz (die Schuldenrufe) im Schweizerischen Handelsamtsblatt gemäss Art. 163b Abs. 3 IPRG publiziert werden;

(b)    appoint PWC Switzerland, a licensed audit expert, to prepare an audit confirmation pursuant to Art. 164 para. 1 PILA that (i) the claims of the creditors of Tyco Switzerland who have given notice of their claims have been satisfied or secured, (ii) the creditors who have given notice of their claims consent to the deletion of Tyco Switzerland from the Commercial Register, (iii) the claims of the creditors of Tyco Switzerland are not compromised by the Merger or (iv) there were no creditors’ notices in response to the Creditors’ Calls;

(b)    ernennt PWC Schweiz, einen zugelassenen Revisionsexperten, um eine Prüfungsbestätigung gemäss Art. 164 Abs. 1 IPRG zu erstellen, wonach (i) die Forderungen der Gläubiger, welche ihre Forderungen angemeldet haben, befriedigt oder sichergestellt wurden, (ii) die Gläubiger, welche ihre Forderungen angemeldet haben, der Löschung von Tyco Schweiz aus dem Handelsregister zustimmen, (iii) die Forderungen der Gläubiger durch die Fusion nicht gefährdet werden oder (iv) keine Gläubiger aufgrund der Schuldenrufe ihre Forderungen angemeldet haben;

(c)    appoint PWC Switzerland, a licensed audit expert, to prepare an audit confirmation pursuant to Art. 164 para. 2 lit. b PILA according to which it is confirmed that Tyco Ireland has granted equity or membership rights to the Tyco Switzerland shareholders entitled to claim such rights;

(c)    ernennt PWC Schweiz, einen zugelassenen Revisionsexperten, um eine Prüfungsbestätigung gemäss Art. 164 Abs. 2 lit. b IPRG zu erstellen, wonach bestätigt wird, dass Tyco Irland den anspruchsberechtigten Aktionären von Tyco Schweiz Anteils- oder Mitgliedschaftsrechte eingeräumt hat;

(d) appoint an Irish Senior Counsel to prepare the confirmations pursuant to Art. 163b para. 1 lit. a PILA and Art. 164 para. 2 lit. a PILA;	(d) ernennt einen irischen Senior Counsel, um die Bestätigungen gemäss Art. 163b Abs. 1 lit. a IPRG und Art. 164 Abs. 2 lit. a IPRG zu erstellen;

(e)    appoint the Swiss Institute for Comparative Law to prepare a confirmation that it is established practice to request an authoritative opinion from an Irish Senior Counsel on a point of Irish law and that such counsel has the necessary professional expertise and knowledge to prepare such a confirmation; and

(e)    ernennt das Schweizerische Institut für Rechtsvergleichung, um eine Bestätigung zu erstellen, dass es ständige Praxis ist, ein massgebliches Gutachten eines irischen Senior Counsels zu einer irischen Rechtsfrage einzuholen und dass ein solcher Counsel die notwendige berufliche Fachkompetenz und das notwendige berufliche Wissen aufweist, eine solche Bestätigung zu erstellen; und

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(f) obtain a confirmation that Tyco Ireland is in existence.	(f) holt eine Bestätigung ein, dass Tyco Irland besteht.

5.6 Employee Consultation	5.6 Konsultation der Arbeitnehmer

As soon as practicable following the execution of this Agreement, and no later than 30 calendar days prior to the Special General Meeting, Tyco Switzerland shall conduct an employee consultation in accordance with Art. 28 MerA. Tyco Ireland represents to the other Party that it does not, and will not prior to the Effective Time, have any employees.

Sobald wie möglich nach Unterzeichnung dieses Vertrags, und nicht später als 30 Kalendertage vor der Ausserordentlichen Generalversammlung wird Tyco Schweiz gemäss Art. 28 FusG eine Arbeitnehmerkonsultation durchführen. Tyco Irland sichert der anderen Partei zu, dass sie keine Arbeitnehmer hat und vor dem Rechtswirksamkeits-Zeitpunkt keine Arbeitnehmer haben wird.

6. Employee Benefit and Compensation Plans and Agreements	6. Mitarbeiterbeteiligungs- und Vergütungspläne sowie -vereinbarungen

6.1 No Special Benefits to Directors and Members of Executive Management	6.1 Keine besonderen Vorteile zugunsten der Verwaltungsräte und der Geschäftsleitung

The Parties confirm that no special benefits are granted to directors, officers or members of executive management of either Tyco Switzerland or Tyco Ireland or no special benefits will be triggered by or in connection with the Merger, whether or not the Merger takes effect.

Die Parteien bestätigen, dass den Verwaltungsräten, Officers oder den Mitgliedern der Geschäftsleitung von Tyco Schweiz oder Tyco Irland keine besonderen Vorteile gewährt werden und keine besonderen Vorteile durch die Fusion oder im Zusammenhang mit der Fusion (unabhängig davon, ob die Fusion rechtswirksam wird oder nicht) ausgelöst werden.

6.2 Effect of the Merger on Employee Benefit and Compensation Plans and Agreements	6.2 Wirkung der Fusion auf Mitarbeiterbeteiligungs- und Vergütungspläne und -vereinbarungen

At the Effective Time, the employee benefit and compensation plans and agreements of Tyco Switzerland, together with any other plan and agreement of Tyco Switzerland and its subsidiaries as determined by the management of Tyco Switzerland or Tyco Ireland in its sole discretion (together the Assumed Plans), shall be assumed by and become plans and agreements of Tyco Ireland. To the extent any Assumed Plan relates to Tyco Switzerland Shares, then, as of

Im Rechtswirksamkeits-Zeitpunkt werden die Mitarbeiterbeteiligungs- und Vergütungspläne und -vereinbarungen von Tyco Schweiz, zusammen mit jedem/jeder anderen, vom Management von Tyco Schweiz oder Tyco Irland in ihrem alleinigen Ermessen bestimmten Plan und Vereinbarung von Tyco Schweiz und ihren Tochtergesellschaften (zusammen die Übernommenen Pläne), durch Tyco Irland übernommen und werden damit zu Plänen

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland the Effective Time, such plan shall be deemed to relate to Tyco Ireland Shares. Any amendments deemed necessary or appropriate by Tyco Switzerland or Tyco Ireland to effect the Merger and related transactions, including facilitating the assignment to Tyco Ireland of the Assumed und Vereinbarungen von Tyco Irland. Soweit sich ein Übernommener Plan auf Tyco Schweiz Aktien bezieht, bezieht sich ein solcher Übernommener Plan ab dem Rechtswirksamkeits-Zeitpunkt auf Tyco Irland Aktien. Anpassungen, welche von Tyco Schweiz oder Tyco Irland für den

Plans, shall be adopted and entered into with respect to the Assumed Plans. The Tyco Switzerland shareholder approval of this Agreement and the Merger shall also be deemed to satisfy any requirement of shareholder approval of such amendments of the Assumed Plans and the assumption by Tyco Ireland of the Assumed Plans and the Equity Plans and any Awards thereunder.

Vollzug der Fusion und der verbundenen Transaktionen als notwendig oder angemessen erachtet werden, einschliesslich solcher zur Erleichterung der Übertragung der Übernommenen Pläne auf Tyco Irland, sollen mit Bezug auf die Übernommenen Pläne vorgenommen werden. Mit der Zustimmung zur Fusion durch die Tyco Schweiz Aktionäre gilt auch jedes Erfordernis einer Genehmigung durch die Aktionäre von solchen Änderungen der Übernommenen Pläne und der Aktienpläne sowie der Übernahme der Übernommenen Pläne und jeglicher Awards unter diesen durch Tyco Irland als erfüllt.

6.3 New Indemnity Agreements	6.3 Neue Schadloshaltungsvereinbarungen

Tyco Ireland shall offer to enter into indemnity agreements (the New Indemnity Agreements) with each executive officer and director of Tyco Ireland who, immediately prior to the Effective Time, is a party to an indemnity agreement with Tyco Switzerland (each an Old Indemnity Agreement), and, to the extent permitted by Irish law, the terms and conditions of the New Indemnity Agreements shall be identical in all material respects (subject to such modifications or amendments as may be necessary or desirable to give effect to the primary contractual intention of the Old Indemnity Agreements) to those set forth in the Old Indemnity Agreements. Tyco Switzerland shall procure that a subsidiary of Tyco Switzerland shall offer to enter into indemnity agreements (the Subsidiary Indemnity Agreements) with each officer and director of Tyco Ireland who immediately prior to the Effective Time is a party to an Old Indemnity Agreement such that the terms and conditions of the Subsidiary Indemnity Agreement when considered cumulatively with the terms and conditions of the New Indemnity Agreements shall be as extensive and provide

Tyco Irland ist verpflichtet, den Executive Officers und Verwaltungsräten von Tyco Irland, die unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt Partei einer Schadloshaltungsvereinbarung mit Tyco Schweiz (je eine Alte Schadloshaltungsvereinbarung) sind, den Abschluss von neuen Schadloshaltungsvereinbarungen (die Neuen Schadloshaltungsvereinbarungen) anzubieten. Soweit nach irischem Recht zulässig, haben die Bedingungen der Neuen Schadloshaltungsvereinbarungen in allen wesentlichen Belangen (vorbehaltlich solcher Änderungen oder Ergänzungen, die erforderlich oder erstrebenswert sind, um die ursprüngliche vertragliche Zielsetzung der Alten Schadloshaltungsvereinbarungen herbeizuführen) identisch mit denjenigen der Alten Schadloshaltungsvereinbarungen zu sein. Tyco Schweiz ist verpflichtet, dafür zu sorgen, dass eine Tochtergesellschaft von Tyco Schweiz anbietet, mit allen Officers und Verwaltungsräten, welche unmittelbar vor dem Rechtswirksamkeits-Zeitpunkt Partei einer Alten Schadloshaltungsvereinbarung waren,

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland at least the same level of indemnity protection as the Old Indemnity Agreements.

Schadloshaltungsvereinbarungen (Tochtergesellschafts-Schadloshaltungsvereinbarungen) einzugehen, deren Bedingungen, wenn zusammen mit den Bedingungen der Neuen Schadloshaltungsvereinbarungen betrachtet, gleich umfassend sind und mindestens das gleiche Mass an Schadloshaltung wie die Alten Schadloshaltungsvereinbarungen gewähren.

7. Corporate Approvals and Other Conditions for Completion	7. Genehmigungen und andere Vollzugsbedingungen

7.1 Board Approval and Approval by the Special General Meeting	7.1 Genehmigung des Verwaltungsrats und Zustimmung durch die Ausserordentliche Generalversammlung

(a) Tyco Switzerland confirms that at the meeting held on May 16, 2014, the Tyco Switzerland Board approved the entry into and signing of this Agreement.	(a) Tyco Schweiz bestätigt, dass der Tyco Schweiz Verwaltungsrat in der Sitzung vom 16. Mai 2014 den Abschluss und die Unterzeichnung dieses Vertrags genehmigt hat.

(b)    The Tyco Switzerland Board shall submit this Agreement to the Special General Meeting and propose that this Agreement and the Merger be approved by shareholders in accordance with Art. 18 para. 1 MerA. The Parties acknowledge and agree that the Tyco Switzerland Board shall have the right, in its full discretion, to set and change the date of the Special General Meeting, not to call the Special General Meeting for the approval of this Agreement and the Merger, not to submit the Agreement and the Merger to the shareholders’ approval or to propose that the resolutions before the Special General Meeting be rejected. The Merger shall be deemed approved if the Special General Meeting approves this Agreement and the Merger with a two-thirds majority of the voting rights and an absolute majority of the nominal value of shares, each as represented, in person or by proxy, at the meeting, and the additional applicable requirements of Swiss law and the articles of association of Tyco Switzerland relating to the calling and conduct of the Special General Meeting are satisfied.

(b)    Der Tyco Schweiz Verwaltungsrat ist verpflichtet, diesen Vertrag der Ausserordentlichen Generalversammlung vorzulegen und zu beantragen, dass die Aktionäre diesen Vertrag und die Fusion gemäss Art. 18 Abs. 1 FusG genehmigen. Die Parteien bestätigen und vereinbaren, dass der Verwaltungsrat von Tyco Schweiz das Recht hat, nach freiem Ermessen das Datum der Ausserordentlichen Generalversammlung festzulegen und zu ändern, die Ausserordentliche Generalversammlung zwecks Genehmigung dieses Vertrag und der Fusion nicht einzuberufen, den Vertrag und die Fusion den Aktionären nicht zur Genehmigung vorzulegen oder der Ausserordentlichen Generalversammlung zu beantragen, die ihr vorgelegten Anträge abzulehnen. Die Fusion gilt als genehmigt, wenn die Ausserordentliche Generalversammlung diesen Vertrag und die Fusion mit einer Mehrheit von zwei Dritteln der an der Generalversammlung persönlich oder durch einen Vertreter vertretenen Stimmrechte und einer absoluten Mehrheit der vertretenen Aktiennennwerte genehmigt, und die

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland zusätzlich anwendbaren Voraussetzungen des schweizerischen Rechts und der Statuten von Tyco Schweiz zur Einberufung und Durchführung einer Ausserordentlichen Generalversammlung erfüllt sind.

(c) Notwithstanding the foregoing, this Agreement may be terminated in accordance with Section 11.2.	(c) Ungeachtet des Vorstehenden kann dieser Vertrag gemäss Artikel 11.2 beendet werden.

7.2 Tyco Ireland Board Approval	7.2 Genehmigung des Tyco Irland Verwaltungsrats

(a)    Tyco Ireland confirms that the Tyco Ireland Board approved on May 30, 2014 the signing and performance of the Agreement and on such date or previously approved all other agreements and transactions herein envisaged or referred to, including:

(a)    Tyco Irland bestätigt, dass ihr Verwaltungsrat am 30. Mai 2014 die Unterzeichnung und Erfüllung des Vertrags und an diesem Datum oder bereits zuvor alle anderen Vereinbarungen und Transaktionen, welche hierin beabsichtigt werden oder auf welche hierin verwiesen wird, genehmigt hat, einschliesslich:

(i) the issue of Tyco Ireland shares;	(i) Der Ausgabe von Tyco Irland Aktien;

(ii) the execution of this Agreement and a deed poll, substantially in the form set out in Annex 7.2 to this Agreement;	(ii) des Unterzeichnung dieses Vertrags und einer Deed Poll, im Wesentlichen in der Form gemäss Anhang 7.2 zu diesem Vertrag;

(iii) the appointment of directors of Tyco Switzerland to the Tyco Ireland Board;	(iii) der Ernennung der Verwaltungsräte von Tyco Schweiz in den Tyco Irland Verwaltungsrat;

(iv) the purchase by Tyco Ireland of the Initial Share Capital for nil consideration pursuant to Section 3(d) of this Agreement;	(iv) des Erwerbs des Anfänglichen Aktienkapitals durch Tyco Irland ohne Entschädigung gemäss Artikel 3(d) dieses Vertrags;

(v) the approval of entry by Tyco Ireland into the New Indemnity Agreements;	(v) der Genehmigung des Abschlusses der Neuen Schadloshaltungsvereinbarungen durch Tyco Irland;

(vi) the appointment of the officers of Tyco Ireland;	(vi) der Ernennung der Officers von Tyco Irland;

(vii) the appointment of the Exchange Agent; and	(vii) der Ernennung des Exchange Agents; und

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(viii) the updating of all statutory registers to reflect the issue and allotment of Tyco Ireland Shares pursuant to Section 4 of this Agreement.	(viii) der Aktualisierung aller statutarischen Register, um die Ausgabe und Zuteilung von Tyco Irland Aktien gemäss Artikel 4 dieses Vertrags wiederzugeben.

(b)    Tyco Ireland represents and warrants that no shareholder approval or other corporate authorizations are required on its side for purposes of this Agreement, except for those required to implement the following, all of which shall have been validly adopted before the Special General Meeting:

(b)    Tyco Irland sichert zu und garantiert, dass ihrerseits für die Zwecke dieses Vertrags keine Genehmigung durch die Aktionäre oder andere gesellschaftsrechtliche Ermächtigungen erforderlich sind, mit Ausnahme derjenigen, welche zur Umsetzung des Folgenden erforderlich sind, wobei diese Handlungen alle vor der Ausserordentlichen Generalversammlung gültig zu verabschieden sind:

(i) adoption of a new memorandum and new articles of association of Tyco Ireland, including to allow for the issuance of Tyco Ireland Shares;	(i) Beschluss einer neuen Gründungsurkunde (memorandum) und neuer Statuten von Tyco Irland, welche unter anderem die Ausgabe von Tyco Irland Aktien ermöglichen;

(ii) authorization of the filing of a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (SEC) for the purpose of registering the Tyco Ireland Shares;	(ii) Ermächtigung zur Einreichung eines Registration Statement auf Form S-4 bei der the U.S. Securities and Exchange Commission (SEC) zum Zwecke der Registrierung der Tyco Irland Aktien;

(iii) approval of the capital reduction described in Section 8.4; and	(iii) Genehmigung der Kapitalherabsetzung gemäss Artikel 8.4; und

(iv) authorization of the purchase by Tyco Ireland of the Initial Share Capital for nil consideration pursuant to Section 3 of this Agreement.	(iv) Ermächtigung zum Erwerb des Anfänglichen Aktienkapitals ohne Entschädigung durch Tyco Irland gemäss Artikel 3 dieses Vertrags.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

7.3 Other Conditions to be Met Before Filing the Merger Application	7.3 Andere vor der Einreichung des Fusionseintragungsgesuchs zu erfüllende Bedingungen

Prior to submitting the Merger Application to the Commercial Register, the following further measures shall have been implemented:	Vor Einreichung des Fusionseintragungsgesuchs beim Handelsregister müssen die folgenden weiteren Massnahmen umgesetzt worden sein:

7.3.1Related to the Creditors’ Calls	7.3.1Betreffend die Schuldenrufe

After having made the Creditors’ Calls in accordance with Art. 164 PILA and 46 MerA and prior to submitting the Merger Application to the Commercial Register, Tyco Switzerland shall procure that PWC Switzerland or another licensed audit expert delivers the audit confirmation pursuant to Art. 164 para. 1 PILA according to which:

Nach erfolgten Schuldenrufen gemäss Art. 164 IPRG und 46 FusG und vor Einreichen des Fusionseintragungsgesuchs beim Handelsregister sorgt Tyco Schweiz dafür, dass PWC Schweiz oder ein anderer zugelassener Revisionsexperte die Prüfungsbestätigung gemäss Art. 164 Abs. 1 IPRG abgibt, gemäss welcher:

(a) the claims of creditors of Tyco Switzerland who have given notice of their claims have been paid or security has been provided for such claims;	(a) die Forderungen der Gläubiger von Tyco Schweiz, welche ihre Forderungen angemeldet haben, befriedigt oder sichergestellt wurden;

(b) the creditors who have given notice of their claims have consented to the deletion of Tyco Switzerland from the Commercial Register;	(b) die Gläubiger, welche ihre Forderungen angemeldet haben, der Löschung von Tyco Schweiz aus dem Handelsregister zugestimmt haben;

(c) the claims of the creditors of Tyco Switzerland are not compromised by the merger; or	(c) die Forderungen der Gläubiger durch die Fusion nicht gefährdet werden; oder

(d) there were no creditors’ notices in response to the Creditors’ Calls.	(d) keine Gläubiger aufgrund der Schuldenrufe ihre Forderungen angemeldet haben.

7.3.2No Prohibition	7.3.2Keine Untersagung

Any statutory, court or official prohibitions to complete the Merger and the transactions contemplated under this Agreement shall have expired or been terminated, or if not, failure to comply with such prohibitions will not have materially adverse consequences for any of the Parties.

Jede gesetzliche, gerichtliche oder behördliche Untersagung, die Fusion oder die in diesem Vertrag beabsichtigten Transaktionen zu vollziehen, ist abgelaufen oder beendet oder, falls nicht, wird die Nichtbefolgung einer solchen Untersagung für keine der Parteien wesentliche nachteiligen Folgen haben.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

7.3.3Third Party Consents	7.3.3Zustimmung von Drittparteien

Tyco Switzerland shall have all consents or waivers from third parties to the extent required or necessary for the assignment, transfer, conveyance, assumption and delivery by Tyco Switzerland of all its assets and liabilities to Tyco Ireland without triggering any acceleration or other adverse consequences for Tyco Switzerland or Tyco Ireland or other obligors thereunder.

Tyco Schweiz hat die Zustimmung oder Verzichtserklärung von Drittparteien erhalten, soweit dies für die Abtretung, Übereignung, Übertragung, Übernahme und Lieferung aller Vermögenswerte und Verbindlichkeiten von Tyco Schweiz auf Tyco Irland verlangt oder erforderlich ist, ohne dass eine vorzeitige Fälligkeit oder andere nachteilige Folgen für Tyco Schweiz oder Tyco Irland oder andere Schuldner ausgelöst werden.

7.3.4 Registration Statement	7.3.4 Registration Statement

Tyco Ireland shall have prepared and filed with the SEC a registration statement on Form S-4 and such registration statement shall have been declared effective and no stop-order suspending the effectiveness thereof shall have been issued.

Tyco Irland hat ein Registration Statement auf Form S-4 vorbereitet und bei der SEC eingereicht, dieses Registration Statement ist für wirksam erklärt worden und keine stop-order, welche die Wirksamkeit desselben aufschieben würde, wurde erlassen.

7.3.5 NYSE Listing	7.3.5 NYSE Kotierung

The Tyco Ireland Shares to be issued in connection with the Merger shall have been authorized for listing on the New York Stock Exchange (NYSE), subject to official notice of issuance.	Die im Rahmen der Fusion auszugebenden Tyco Irland Aktien wurden zur Kotierung an der New York Stock Exchange (NYSE) zugelassen, vorbehaltlich der offiziellen Notice of Issuance.

7.3.6 DTC Eligibility	7.3.6 DTC Teilnahmefähigkeit

The Tyco Ireland Shares shall have been deemed eligible for deposit, book-entry and clearance services by DTC and its affiliates.	Die Tyco Irland Aktien wurden für die Verwahrungs-, Verbuchungs- und Abwicklungsdienstleistungen durch DTC und ihre Konzerngesellschaften als teilnahmefähig befunden.

7.3.7 Legal Opinions	7.3.7 Legal Opinions

(a)      Tyco Switzerland shall have received an opinion from McDermott Will & Emery LLP, in form and substance reasonably satisfactory to Tyco Switzerland, dated as of the date of the Effective Time, confirming the matters discussed under the caption “Material Tax Considerations—U.S. Federal

(a)      Tyco Schweiz hat von McDermott Will & Emery LLP eine Opinion erhalten, welche nach Form und Inhalt für Tyco Schweiz im Wesentlichen zufriedenstellend ist, auf das Datum des Rechtswirksamkeits-Zeitpunkts datiert ist und die Ausführungen bestätigt, die im Proxy Statement

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

Income Tax Considerations” in the proxy statement of Tyco Switzerland distributed to shareholders of Tyco Switzerland in connection with the Special General Meeting (the Proxy Statement).

unter dem Titel “Material Tax Considerations—U.S. Federal Income Tax Considerations” gemacht werden, das den Aktionären von Tyco Schweiz im Zusammenhang mit der Ausserordentlichen Generalversammlung verteilt worden ist (das Proxy Statement).

(b)      Tyco Switzerland shall have received an opinion from Arthur Cox, in form and substance reasonably satisfactory to Tyco Switzerland, dated as of the date of the Effective Time, confirming the matters discussed under the caption “Material Tax Considerations—Irish Tax Considerations” in the Proxy Statement.

(b)      Tyco Schweiz hat von Arthur Cox eine Opinion erhalten, die nach Form und Inhalt für Tyco Schweiz im Wesentlichen zufriedenstellend ist, auf das Datum des Rechtswirksamkeits-Zeitpunkts datiert ist und die Ausführungen bestätigt, welche im Proxy Statement unter dem Titel “Material Tax Considerations—Irish Tax Considerations” gemacht werden.

(c)      Tyco Switzerland shall have received an opinion from PWC Switzerland, in form and substance reasonably satisfactory to Tyco Switzerland, dated as of the date of the Effective Time, confirming the matters discussed under the caption “Material Tax Considerations—Swiss Tax Considerations” in the Proxy Statement.

(c)      Tyco Schweiz hat von PWC Schweiz eine Opinion erhalten, die nach Form und Inhalt für Tyco Schweiz im Wesentlichen zufriedenstellend ist, auf das Datum des Rechtswirksamkeits-Zeitpunkts datiert ist und die Ausführungen bestätigt, welche im Proxy Statement unter dem Titel “Material Tax Considerations—Swiss Tax Considerations” gemacht werden.

7.3.8 Other Legal Conditions Pursuant to Swiss Law	7.3.8 Andere rechtliche Voraussetzungen nach schweizerischem Recht

All Swiss legal preconditions necessary for the submission of the Merger Application shall have been satisfied.	Alle schweizerischen gesetzlichen Voraussetzungen für die Einreichung des Fusionseintragungsgesuchs sind erfüllt.

7.3.9 Swiss Tax Consequences	7.3.9 Steuerfolgen nach schweizerischem Recht

There shall be a confirmation of the competent Swiss tax authorities that no exit withholding tax is payable under Swiss law by Tyco Switzerland shareholders as a result of the Merger.

Die zuständigen schweizerischen Steuerbehörden haben bestätigt, dass die Tyco Schweiz Aktionäre als Folge der Fusion nach schweizerischem Recht aufgrund des Wegzugs nicht verrechnungssteuerpflichtig werden.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

8. Merger Application and Supplementary Completion Measures	8. Fusionseintragungsgesuch und zusätzliche Vollzugsmassnahmen

8.1 Submission of the Merger Application	8.1 Einreichung des Fusionseintragungsgesuchs

The application regarding the Merger (the Merger Application) shall be submitted to the Commercial Register as soon as	Das Eintragungsgesuch betreffend die Fusion (das Fusionseintragungsgesuch) ist sobald wie möglich nach der
practicable following the approval of this Agreement and the Merger by the Special General Meeting and the satisfaction of any of the other conditions set forth in Section 7.	Genehmigung dieses Vertrags und der Fusion durch die Ausserordentliche Generalversammlung und der Erfüllung der anderen Bedingungen gemäss Artikel 7 beim Handelsregister einzureichen.

8.2 Supplementary Completion Measures	8.2 Zusätzliche Vollzugsmassnahmen

8.2.1 Relating to Tyco Switzerland Liabilities	8.2.1 Betreffend die Verbindlichkeiten von Tyco Schweiz

(a)      Subject only to the Merger becoming legally effective and compliance with any requirements pursuant to the law governing the relevant liabilities (if any), and with effect as from the Effective Time, Tyco Ireland hereby agrees to assume from Tyco Switzerland all liabilities (including all other legal positions and obligations thereto relating) to be transferred to it by virtue or in connection with the Merger as further specified in Section 2. Without limiting the generality of the foregoing, such liabilities and obligations shall include those plans, agreements, and benefit awards described herein and the (direct or indirect) liabilities of Tyco Switzerland in connection with any other board, management and employee share incentive schemes.

(a)      Einzig unter der Voraussetzung, dass die Fusion rechtswirksam wird und die Voraussetzungen desjenigen Rechts, welches auf die entsprechenden Verbindlichkeiten (falls vorhanden) anwendbar ist, eingehalten werden, und mit Wirkung ab dem Rechtswirksamkeits-Zeitpunkt, übernimmt Tyco Irland von Tyco Schweiz alle Verbindlichkeiten (einschliesslich aller anderen Rechtspositionen und damit verbundenen Verpflichtungen), welche aufgrund oder im Zusammenhang mit der Fusion zu übertragen sind, wie in Artikel 2 näher festgelegt. Unbeschadet der Allgemeingültigkeit des vorstehend Ausgeführten beinhalten solche Verbindlichkeiten und Verpflichtungen diejenigen Pläne, Vereinbarungen und Zuteilungen von Vorteilen (benefit awards), welche hierin beschrieben werden, und die (direkten oder indirekten) Verbindlichkeiten von Tyco Schweiz in Verbindung mit allen anderen Aktien-Anreizsystemen für den Verwaltungsrat, das Management und die Mitarbeiter.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

(b)      Subject only to the Merger becoming legally effective and compliance with any requirements pursuant to the law governing the relevant liabilities (if any), and with effect as from the Effective Time, Tyco Ireland hereby agrees to execute on the Effective Time a deed poll, substantially in the form of Annex 7.2.

(b)      Einzig unter der Voraussetzung, dass die Fusion rechtswirksam wird und die Voraussetzungen desjenigen Rechts, welches auf die entsprechenden Verbindlichkeiten (falls vorhanden) anwendbar ist, eingehalten werden, und mit Wirkung ab dem Rechtswirksamkeits-Zeitpunkt, erklärt sich Tyco Irland hiermit bereit, im Rechtswirksamkeits-Zeitpunkt eine Deed Poll auszufertigen, im Wesentlichen in der Form gemäss Anhang 7.2.

8.2.2 Relating to New Tyco Ireland Shares	8.2.2 Betreffend neue Tyco Irland Aktien

As of the Effective Time, the Exchange Agent shall hold the Tyco Ireland Shares as nominee for the (former) Tyco Switzerland shareholders, as further specified in Section 4.2.	Ab dem Rechtswirksamkeits-Zeitpunkt hält der Exchange Agent die Tyco Irland Aktien als Nominee für die (früheren) Tyco Schweiz Aktionäre, wie in Artikel 4.2 näher festgelegt.

8.2.3 Further Assurance	8.2.3 Weitere Zusicherungen

In addition to the actions specifically provided for elsewhere in this Agreement, each of the Parties shall, prior to or on the Effective Time, and Tyco Ireland shall after the Effective Time, use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the Merger contemplated by the terms of this Agreement.

Neben den an anderen Stellen dieses Vertrags ausdrücklich vorgesehenen Handlungen wird jede Partei vor oder im Rechtswirksamkeits-Zeitpunkt, und Tyco Irland nach dem Rechtswirksamkeits-Zeitpunkt nach besten Kräften alle unter den anwendbaren Gesetzen, Regularien und Verträgen notwendigen, geeigneten oder empfehlenswerten Handlungen vornehmen oder veranlassen, um die in diesem Vertrag geplante Fusion zu vollziehen und wirksam zu machen.

8.3 2014/15 Dividend	8.3 Dividende 2014/15

The liabilities assumed by and accepted by Tyco Ireland pursuant to Sections 2.7 and 8.2.1 include, for the avoidance of doubt, the liability to pay sums due to shareholders as debts lawfully incurred arising from the declaration of a dividend by Tyco Switzerland approved by Tyco Switzerland shareholders prior to the Effective Time at the annual general meeting of Tyco Switzerland held on March 5, 2014 but which (i) fall due for

Die von Tyco Irland gemäss Artikel 2.7 und 8.2.1 übernommenen und anerkannten Verbindlichkeiten beinhalten, um Zweifel auszuschliessen, die Verbindlichkeit, rechtmässig eingegangene Schulden gegenüber Aktionären zu bezahlen, die auf die Deklaration einer Dividende durch Tyco Schweiz zurückgehen, die vor dem Rechtswirksamkeits-Zeitpunkt an der ordentlichen Generalversammlung von

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland payment after the Effective Time or (ii) fell or fall due for payment prior to the Effective Time but which had not been discharged as at the Effective Time.

Tyco Schweiz vom 5. März 2014 beschlossen wurde, aber die (i) erst nach dem Rechtswirksamkeits-Zeitpunkt zur Zahlung fällig werden oder (ii) vor dem Rechtswirksamkeits-Zeitpunkt zur Zahlung fällig wurden oder werden, aber bis zum Rechtswirksamkeits-Zeitpunkt noch nicht beglichen wurden.

8.4 Capital Reduction	8.4 Kapitalherabsetzung

As soon as practicable following the Effective Time, Tyco Ireland shall make application to the High Court of Ireland for a court order approving a capital reduction in accordance with section 72 of the Companies Act 1963 of Ireland, such application being for reduction in the share capital of Tyco Ireland of a sum equal to the aggregate of the entire amount standing to the credit of the share premium account resulting from the issue of the shares in Tyco Ireland pursuant to this Agreement (or such lesser sum as the directors of Tyco Ireland may determine), whereupon such sum thereby released shall be treated as profits available for distribution for the purposes of section 45 of the Companies (Amendment) Act 1983 of Ireland.

Sobald wie möglich nach dem Rechtswirksamkeits-Zeitpunkt wird Tyco Irland einen Antrag beim irischen High Court für eine gerichtliche Genehmigung einer Kapitalherabsetzung gemäss Section 72 des irischen Companies Act 1963 einreichen, damit das Aktienkapital von Tyco Irland in der Höhe entsprechend des gesamten Agios, welches durch die Ausgabe von Tyco Irland Aktien nach diesem Vertrag entstand (oder ein niedrigerer, vom Tyco Irland Verwaltungsrat festgelegter Betrag), herabgesetzt wird. Der dadurch frei gewordene Betrag wird für Zwecke der Section 45 des irischen Companies (Amendment) Act 1983 wie für zur Ausschüttung verfügbarer Gewinn behandelt.

8.5 Rule 16b-3 Approval	8.5 Rule 16b-3 Genehmigung

Tyco Switzerland and Tyco Ireland shall take, and cause their respective subsidiaries to take, all such steps as may reasonably be required to cause the transactions contemplated by this Agreement and any other dispositions of Tyco Switzerland Shares (including derivative securities) or acquisitions of Tyco Ireland Shares (including derivative securities) in connection with this Agreement by each individual who (a) is a director or officer of Tyco Switzerland, or (b) at the Effective Time, is or will become a director or officer of Tyco Ireland, to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Tyco Schweiz und Tyco Irland ergreifen alle Massnahmen, und veranlassen ihre jeweiligen Tochtergesellschaften, alle Massnahmen zu ergreifen, welche vernünftigerweise verlangt sein können, um die in diesem Vertrag beabsichtigten Transaktionen und jegliche anderen Verfügungen über Tyco Schweiz Aktien (einschliesslich derivative Wertpapiere) oder jeglichen anderen Erwerb von Tyco Irland Aktien (einschliesslich derivative Wertpapiere) im Zusammenhang mit diesem Vertrag durch jede Person, die (a) ein Verwaltungsrat oder Officer von Tyco Schweiz ist oder (b) im Rechtswirksamkeits-Zeitpunkt ein Verwaltungsrat oder Officer von Tyco Irland ist oder werden wird, von der unter dem Securities Exchange Act von 1934, in der jeweils gültigen Fassung, erlassenen Rule 16b-3 zu befreien.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

9. Announcements	9. Mitteilungen

The Parties shall notify the public, their shareholders, the regulatory authorities and stock exchanges as mutually agreed, shallco-operate closely and specifically co-ordinate the necessary communications with the regulatory authorities and the making of any announcement in connection with this Agreement and the Merger.

Die Parteien benachrichtigen die Öffentlichkeit, ihre Aktionäre, die Aufsichtsbehörden sowie die Börsen wie gemeinsam vereinbart, arbeiten eng miteinander zusammen und koordinieren insbesondere die notwendige Kommunikation mit den Aufsichtsbehörden und die Veröffentlichung von jeglichen Ankündigungen im Zusammenhang mit diesem Vertrag und der Fusion.

10. Miscellaneous	10. Verschiedenes

10.1 Confidentiality	10.1 Vertraulichkeit

The contents of the Merger negotiations and the documents and information exchanged in this context shall be treated as confidential by all Parties. This shall not apply to statutory and regulatory obligations to provide information to authorities, courts and to stock exchanges.

Der Inhalt der Fusionsverhandlungen und der Dokumente und der Informationen, welche in diesem Zusammenhang ausgetauscht werden, sind von allen Parteien vertraulich zu behandeln. Dies findet keine Anwendung auf gesetzliche und regulatorische Pflichten, Behörden, Gerichten und Börsen Auskunft zu erteilen.

10.2 Assignment; Binding Effect; Benefit	10.2 Abtretung; Bindungswirkung; Nutzen

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. Except as specifically provided otherwise herein, nothing in this Agreement is intended to confer on any person other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Weder dieser Vertrag noch irgendwelche Rechte, Ansprüche oder Verpflichtungen hierunter können von einer der Parteien hierzu (ob kraft Gesetzes oder anderweitig) ohne die vorgängige schriftliche Zustimmung der anderen Partei übertragen oder abgetreten werden. Vorbehaltlich des vorangehenden Satzes ist dieser Vertrag für die Parteien, deren jeweilige Rechtsnachfolger und Abtretungsempfänger verbindlich und wirkt zu ihren Gunsten. Ausser soweit hierin ausdrücklich anders vorgesehen, bezweckt nichts in diesem Vertrag irgendeiner Person (abgesehen von den Parteien, deren jeweiligen Rechtsnachfolgern und Abtretungsempfängern) irgendwelche Rechte, Rechtsbehelfe, Verpflichtungen oder Verbindlichkeiten unter oder aufgrund dieses Vertrags zu gewähren.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

10.3 Entire Agreement	10.3 Gesamter Vertrag

This Agreement and any documents delivered by the Parties in connection herewith constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the Parties with respect thereto.

Dieser Vertrag und alle Dokumente, welche von den Parteien im Zusammenhang damit abgeschlossen wurden, stellen den gesamten Vertrag zwischen den Parteien in Bezug auf den Vertragsgegenstand dar und ersetzen alle früheren zwischen den Parteien diesbezüglich abgeschlossenen Verträge und Vereinbarungen.

10.4 Amendments and Modifications of the Agreement	10.4 Ergänzungen und Änderungen des Vertrags

This Agreement may be amended by the Parties at any time before or after the shareholders of Tyco Switzerland adopt a resolution approving this Agreement; provided, however, that after any such adoption by the Tyco Switzerland shareholders, this Agreement shall not be further amended without the approval of the Tyco Switzerland shareholders unless any such amendment shall not require the approval of such shareholders under applicable law or under the NYSE rules. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

Dieser Vertrag kann jederzeit, bevor oder nachdem die Aktionäre von Tyco Schweiz diesen Vertrag genehmigt haben, durch die Parteien geändert werden. Nach der Genehmigung durch die Tyco Schweiz Aktionäre darf dieser Vertrag ohne Genehmigung der Tyco Schweiz Aktionäre nicht mehr weiter geändert werden, es sei denn, dass eine solche Änderung nach anwendbarem Recht oder gemäss den Regeln der NYSE keine Genehmigung der Aktionäre erfordert. Dieser Vertrag darf nur durch ein von jeder Partei unterzeichnetes schriftliches Instrument geändert werden.

10.5 Severability	10.5 Salvatorische Klausel

If at all possible, each provision of this Agreement shall be interpreted so that it is valid and enforceable under applicable law. If a provision of this Agreement should be held unenforceable or invalid, it shall only be invalid to the extent that it is unenforceable or invalid and shall be otherwise replaced by a valid and enforceable provision which a party acting in good faith would regard as an adequate commercial replacement for the provision which is invalid or unenforceable. The other provisions of this Agreement shall remain binding and in force under all circumstances.

Wenn irgendwie möglich ist jede Bestimmung dieses Vertrags so auszulegen, dass sie unter dem anwendbaren Recht gültig und durchsetzbar ist. Falls eine Bestimmung dieses Vertrags nicht durchsetzbar oder ungültig sein sollte, ist diese nur insoweit ungültig, als sie nicht durchsetzbar oder ungültig ist, und soll im Übrigen durch eine gültige und durchsetzbare Bestimmung ersetzt werden, welche eine Partei, welche in gutem Glauben handelt, als angemessenen wirtschaftlichen Ersatz für die Bestimmung, welche ungültig oder nicht durchsetzbar ist, betrachten würde. Die übrigen Bestimmungen dieses Vertrags bleiben unter allen Umständen bindend und in Kraft.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

10.6 Absence of Waiver	10.6 Kein Verzicht

The waiver of a contractual right in an individual case shall not be regarded as a general waiver of this right or other rights arising out of this Agreement.	Der Verzicht auf ein vertragliches Recht in einem individuellen Fall wird nicht als allgemeiner Verzicht auf dieses Recht oder Rechte aus diesem Vertrag betrachtet.

10.7 Authoritative Version	10.7 Massgebende Fassung

In the event of any deviations between the English and the German version of this Agreement, the English version shall prevail.	Falls sich zwischen der deutschen und der englischen Fassung dieses Vertrags Differenzen ergeben, hat die englische Fassung Vorrang.

11. Entry Into Force and Termination	11. Inkrafttreten und Beendigung

11.1 Entry Into Force	11.1 Inkrafttreten

This Agreement shall enter into force upon its signing by all the Parties hereto.	Dieser Vertrag tritt mit seiner Unterzeichnung durch sämtliche Parteien in Kraft.

11.2 Termination	11.2 Beendigung

(a) The Parties shall be entitled to terminate this Agreement by mutual consent anytime until the Special General Meeting.	(a) Die Parteien können bis zur Ausserordentlichen Generalversammlung diesen Vertrag jederzeit durch gegenseitige Übereinkunft aufheben.

(b) This Agreement shall be automatically terminated if the Special General Meeting does not approve this Agreement, without any liability or obligation to any Party.

(b)      Dieser Vertrag wird ohne Fortbestand irgendeiner Verbindlichkeit oder Verpflichtung für eine Partei automatisch beendet, wenn die Ausserordentliche Generalversammlung diesen Vertrag nicht genehmigt.

(c)      This Agreement may be terminated by the Tyco Switzerland Board by delivery of a written notice to Tyco Ireland if the Tyco Switzerland Board determines, in its reasonable discretion, that (i) one or several of the conditions pursuant to Section 7 are not satisfied (or not expected to be satisfied), (ii) the Merger is no longer in Tyco Switzerland’s or its shareholders’ best interests, (iii) the Merger may not result in the benefits

(c)      Dieser Vertrag kann vom Tyco Schweiz Verwaltungsrat durch Zustellung eines schriftlichen Kündigungsschreibens an Tyco Irland beendet werden, wenn der Tyco Schweiz Verwaltungsrat nach vernünftigem Ermessen feststellt, dass (i) eine oder mehrere der Bedingungen gemäss Artikel 7 nicht erfüllt sind (oder voraussichtlich nicht erfüllt sein werden), (ii) die Fusion

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

that Tyco Switzerland expected, or (iv) the cost of the Merger significantly increase.	nicht mehr im Interesse von Tyco Schweiz oder seinen Aktionären liegt, (iii) die Fusion nicht die von Tyco Schweiz erwarteten Vorteile bringt oder (iv) die Kosten der Fusion erheblich steigen.

(d)      The termination of the Agreement shall also terminate all rights and obligations arising out of the Agreement, with the exception of those in Sections 10.1 and 12, which shall continue to be valid.

(d) Die Beendigung dieses Vertrags beendet auch alle Rechte und Pflichten aus diesem Vertrag, mit Ausnahme derjenigen in den Artikeln 10.1 und 12, welche weiter gelten.

12. Applicable Law and Jurisdiction	12. Anwendbares Recht und Gerichtsbarkeit

(a) This Agreement shall be governed by the laws of Switzerland.	(a) Dieser Vertrag untersteht schweizerischem Recht.

(b)      The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to this Agreement (or subsequent amendments thereof), including, without limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Neuhausen am Rheinfall, Switzerland.

(b)      Ausschliesslicher Gerichtsstand für sämtliche Auseinandersetzungen, Ansprüche oder Streitigkeiten aus, im Zusammenhang mit oder in Bezug auf diesen Vertrag (oder nachfolgende Abänderungsverträge), einschliesslich, ohne Einschränkung, Auseinandersetzungen, Ansprüche oder Streitigkeiten betreffend sein Bestehen, seine Gültigkeit, Auslegung, Erfüllung, Verletzung oder Beendigung, ist Neuhausen am Rheinfall, Schweiz.

Merger Agreement between Tyco Switzerland and Tyco Ireland Fusionsvertrag zwischen Tyco Schweiz und Tyco Irland

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Agreement to be executed as of the date first above written.	ZU URKUNDE DESSEN haben die Parteien, handelnd durch ihre ordnungsgemäss bevollmächtigten Stellvertreter, die Ausfertigung dieses Vertrags am oben angegebenen Datum veranlasst.

Tyco International Ltd.	Tyco International plc

/s/ George R. Oliver	/s/ Andrea Goodrich
Name:George R. Oliver Title: Chief Executive Officer	Name:Andrea Goodrich Title: Director

Companies Acts 1963 to 2013

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM and ARTICLES OF ASSOCIATION

of

TYCO INTERNATIONAL PUBLIC LIMITED COMPANY

Incorporated the 9th day of May 2014

DUBLIN

Cert. No.: 543654

Companies Acts 1963 to 2013

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

of

TYCO INTERNATIONAL PUBLIC LIMITED COMPANY

(As amended by special resolution dated • 2014)

1.	The name of the Company is Tyco International public limited company.

2.	The Company is to be a public limited company.

3.	The objects for which the Company is established are:

3.1	(a)

To carry on the business of a fire safety and security solutions provider through the provision of fire safety, safety, security, monitoring, communication and related services and the design, manufacture, production, supply, installation and servicing of fire safety, safety, security, monitoring and communication products and solutions and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)

To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)

To acquire by way of merger governed by the laws of the Swiss Confederation under the principle of universal succession the entire business, including all of the assets, liabilities, rights and obligations, howsoever arising, of Tyco International Limited, a company incorporated pursuant to the laws of the Swiss Confederation.

3.2

To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.3

To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.4

To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or incumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5	To sell or otherwise dispose of any of the property or investments of the Company.

3.6

To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.7

To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.8

To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.9

To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.10

To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

3.11	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.12

To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.13

To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.14

To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by the Acts or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

3.15

To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.16	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.17

To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.18

To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and chases in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.19

To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue, dispose of or hold any such preferred, deferred or other special stocks or securities.

3.20

To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.21

To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.22

To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.23

To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.24

To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.25

To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.26

To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.27

To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.28

To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.29

To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.30	To procure the Company to be registered or recognised in any part of the world.

3.31

To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.32

To make gifts, pay gratuities or grant bonuses to current and former Directors (including substitute directors), officers or employees of the Company or to make gifts or pay gratuities to any person on their behalf or to charitable organisations, trusts or other bodies corporate nominated by any such person.

3.33	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

3.34	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.35	To make or receive gifts by way of capital contribution or otherwise.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:

It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.

The share capital of the Company is US$11,000,000 and €40,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each, 100,000,000 Preferred Shares of US$0.01 each and 40,000 Ordinary A Shares of €1.00 each.

5.	The liability of the members is limited.

6.

The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

Enceladus Holding Limited
Arthur Cox Building	Thirty Nine Thousand,
Earlsfort Terrace, Dublin 2	Nine Hundred and Ninety
Corporate Body	Four A Ordinary Shares

AC Administration Services Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2.
Corporate Body	One A Ordinary Share

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

Arthur Cox Nominees Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2.
Corporate Body	One A Ordinary Share

Arthur Cox Registrars Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2.
Corporate Body	One A Ordinary Share

Arthur Cox Trust Services Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2
Corporate Body	One A Ordinary Share

DIJR Nominees Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2
Corporate Body	One A Ordinary Share

Fand Limited
Arthur Cox Building, Earlsfort Terrace, Dublin 2
Corporate Body	One A Ordinary Share

Dated 6 May 2014

Witness to the above signatures:

Name:

Address:

Occupation:

COMPANIES ACTS 1963 TO 2013

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

TYCO INTERNATIONAL PUBLIC LIMITED COMPANY

(As adopted by special resolution dated • 2014)

PRELIMINARY

1.	The regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not apply to the Company.

2.	(a)	In these articles:

“Act” means the Companies Act 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2012 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments which are to be read as one with, or construed or read together as one with, the Acts and every statutory modification and re-enactment thereof for the time being in force.

“Acts” means the Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments which are to be read as one with, or construed or read together as one with, the Companies Acts and every statutory modification and re-enactment thereof for the time being in force.

“address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary.

“Clear Days” in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Chairman” means the Director who is elected by the Directors from time to time to preside as chairman at all meetings of the Board and at general meetings of the Company.

“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, of the United States of America.

“Ordinary Resolution” means a resolution passed by a simple majority of the votes cast by members of the Company as, being entitled to do so, vote in person or by proxy at a general meeting of the Company, subject to any alternative definition in the Acts.

“public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

“Redeemable Shares” means redeemable shares in accordance with the Act.

“Register” means the register of members to be kept as required in accordance the Act.

“Special Resolution” means a special resolution of the Company’s members within the meaning of the Act.

“Company” means the company whose name appears in the heading to these articles.

“Directors” or “Board” means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“Group” means the Company and its subsidiaries from time to time and for the time being.

“Holder” in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“Office” means the registered office from time to time and for the time being of the Company.

“seal” means the common seal of the Company.

“Secretary” means any person appointed to perform the duties of the secretary of the Company.

“articles” means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)

Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)

Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it.

(e)

The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

(g)

Save as otherwise expressly provided in these articles, where a provision of these articles covers substantially the same subject matter as an optional provision of the Act or any other replacement enactment, the section of the Act or other enactment shall be deemed not to apply to the Company and, for the avoidance of doubt, these articles shall be deemed to have effect and prevail over the terms of such optional provision of the Act or other enactment which would otherwise apply.

SHARE CAPITAL AND VARIATION OF RIGHTS

3. (a)

The share capital of the Company is US$11,000,000 and €40,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each, 100,000,000 Preferred Shares of US$0.01 each and 40,000 Ordinary A Shares of €1.00 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)

subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company, save as provided in article 128; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(c).

(c)

The Directors are authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(i)

redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)

entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(iv)

convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article 3(c). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this article 3(c).

(d)

An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company, save where acquired otherwise than for valuable consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with the Acts. No resolution, whether special or otherwise, shall be required to be passed to deem any ordinary share a Redeemable Share.

4.	Subject to the provisions of the Acts and the other provisions of this article, the Company may:

(a)

pursuant to the Acts, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors; or

(b)

subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to the Acts, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined by the Acts) and may reissue any such shares as shares of any class or classes.

5.

Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6. (a)

Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares, the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum for such a meeting. To every such meeting the provisions of article 35 shall apply.

(b)

The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any of the preferred shares of US$0.01 each shall not constitute a variation of the rights of the Holders of ordinary shares.

(d)

The issue of preferred shares or any class of preferred shares which rank pari passu with, or junior to, any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.

The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8. (a)

Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with the Acts, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon. To the extent permitted by the Acts, shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.

(b)

Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)

The Directors are, for the purposes of the Acts, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the Acts) up to the amount of Company’s authorised share capital as of the date of adoption of this article 8 and to allot and issue any shares purchased by the Company pursuant to the provisions of the Acts and held as treasury shares and this authority shall expire five years from the date of adoption of these articles. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)

The Directors are hereby empowered pursuant to sections 23 and 24(1) of the 1983 Act to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by paragraph (c) of this article 8 as if section 23(1) of the said 1983 Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.

If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the Holder of the share.

10.

The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

11.

Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

12.

No person shall be entitled to a share certificate in respect of any ordinary share held by them in the share capital of the Company, whether such ordinary share was allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.

13.

The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by the Acts.

14. (a)

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all moneys payable in respect of it. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 14 are disapplied.

(b)

The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

(c)

To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(d)

The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.

15. (a)

Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares, including shares where the conditions of allotment provide for payment at fixed times, and each member (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 15 are disapplied.

(b)	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

(c)	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(d)

If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

(e)

An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

(f)	Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

(g)

The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen percent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

(h) (i)

If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter and during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

(ii)

The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

(iii)

If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

(iv)

On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(i)

A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

(j)

A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

(k)

A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

(l)

The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

(m)

The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

TRANSFER OF SHARES

16.	(a)

The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, an Assistant Secretary or any such person that the Secretary or an Assistant Secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary, Assistant Secretary or the relevant nominee as agent for the transferor, and by the transferee where required by the Act, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)

The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)

Notwithstanding the provisions of these articles and subject to any provision of the Acts, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the Acts or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

17.

Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

18.	(a)	The Directors in their absolute discretion and without assigning any reason therefor may decline to register:

(i)	any transfer of a share which is not fully paid; or

(ii)	any transfer to or by a minor or person of unsound mind;

but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed.

(b)	The Directors may decline to recognise any instrument of transfer unless:

(i)

the instrument of transfer is accompanied by the certificate of the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of one class of share only;

(iii)	a fee of €10 or such lesser sum is paid to the Company;

(iv)	the instrument of transfer is in favour of not more than four transferees; and

(v)	it is lodged at the Office or at such other place as the Directors may appoint.

19.	If the Directors refuse to register a transfer, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

20.	(a)

The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than eighty nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)

In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than thirty nor less than two days prior to such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

21.

Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of the Acts.

22.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

23.

Subject to the provisions of these articles, whenever as a result of a consolidation of shares or otherwise any members would become entitled to fractions of a share, the Directors may sell or cause to be sold, on behalf of those members, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (subject to any applicable tax and abandoned property laws) in due proportion among those members, and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

TRANSMISSION OF SHARES

24.

In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as articles 24 to 27 are disapplied.

25.

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

26.

If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these regulations relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

27.

A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

28.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

29.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to the Acts; or

(c)

cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

30.

The Company may by Special Resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

31.

The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. This article shall not apply in the case of the first general meeting, in respect of which the Company shall convene the meeting within the time periods required by the Act.

32.	Subject to the Acts, all general meetings of the Company may be held outside of Ireland.

33.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

34.

The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in the Acts. Where any enactment confers rights on the members of a company to convene a general meeting and expresses such rights to apply save where a company’s articles of association or constitution provides otherwise, such rights shall not apply to the members of the Company.

35.

All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

(a)

the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class, shall be deemed to constitute a meeting;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

36.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

NOTICE OF GENERAL MEETINGS

37.	(a)

Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting shall be called by not more than 60 Clear Days’ notice and not less than 21 Clear Days’ notice.

(b)

Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the Auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

38.

Where, by any provision contained in the Acts, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than 28 days (or such shorter period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Acts.

PROCEEDINGS AT GENERAL MEETINGS

39.

All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the company’s statutory financial statements and the Directors’ and Statutory Auditors’ Reports, the review by the members of the Company’s affairs (to the extent required by the Acts), the election of Directors, the re-appointment of the retiring auditors and the authorisation of the directors to fix the statutory Auditors’ remuneration.

40.

At any annual general meeting of the members, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual general meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual general meeting by a member of the Company in accordance with these articles. For nominations of persons for election to the Board or proposals of other business to be properly requested by a member to be made at an annual general meeting, a member must (i) be a member at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (ii) be entitled to vote at such annual general meeting and (iii) comply with the procedures set forth in these articles as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an annual general meeting of members.

41.

At any extraordinary general meeting of the members, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before an extraordinary general meeting, proposals of business must be (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the extraordinary general meeting, by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any members of the Company pursuant to the valid exercise of power granted to them under the Acts.

42.

Nominations of persons for election to the Board may be made at an extraordinary general meeting of members at which directors are to be elected pursuant to the Company’s notice of meeting (a) by or at the direction of the Board, (b) by any members of the Company pursuant to the valid exercise of power granted to them under the Acts, or (c) provided that the Board has determined that directors shall be elected at such meeting, by any member of the Company who (i) is a member at the time of giving of notice of such extraordinary general meeting and at the time of the extraordinary general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the procedures set forth in these articles as to such nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an extraordinary general meeting of members.

43.

Except as otherwise provided by the Acts, the memorandum of association or these articles, the Chairman of any general meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

44.

No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum.

45.

Any general meeting duly called at which a quorum is not present shall be adjourned and the Company shall provide notice pursuant to article 37 in the event that such meeting is to be reconvened. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 45 are disapplied.

46.

The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

47.

If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

48.

The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place without notice other than by announcement of the time and place of the adjourned meeting by the Chairman of the meeting. The Chairman of the meeting may at any time without the consent of the meeting adjourn the meeting to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed by the Board. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 48 are disapplied.

49.

At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded in accordance with the Acts, including by:

(a)	the Chairman; or

(b)	by at least three members present in person or by proxy; or

(c)	by any member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d)

by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

The demand for a poll may be withdrawn.

50.

Except as provided in article 51, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

51.

A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

52.

Where there is an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to any other vote he may have.

53.

Unless the Directors otherwise determine, no member shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a member in respect of any share held by him unless all monies then payable by him in respect of that share have been paid.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

54.

Without qualification or limitation, subject to article 67, for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 40, the member must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by article 68), and timely updates and supplements thereof, in writing to the Secretary, and such other business must otherwise be a proper matter for member action.

55.

To be timely, a member’s notice for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 40 shall be delivered to the Secretary at the Office by close of business on that day that is not less than 120 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement issued pursuant to section 14(a) of the Exchange Act in respect of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the member must be so delivered by close of business on the day that is not less than the later of (a) 150 days prior to the day of the contemplated annual general meeting or (b) ten days after the day on which public announcement of the date of the contemplated annual general meeting is first made by the Company; provided, further, that with respect to the first annual general meeting of the Company, notice by the member must be so delivered by close of business on the day that is not less than ten days after the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

56.

Notwithstanding anything in article 55 to the contrary, in the event that the number of directors to be elected to the Board is increased by the Board, and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 130 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement issued pursuant to section 14(a) of the Exchange Act in respect of the preceding year’s annual general meeting, a member’s notice required by articles 54-57 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the Office not later than the close of business on the day that is ten days after the day on which such public announcement is first made by the Company.

57.

In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

58.

Subject to article 67, in the event the Company calls an extraordinary general meeting of members for the purpose of electing one or more directors to the Board, any member may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the member gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by article 68), and timely updates and supplements thereof, in writing, to the Secretary.

59.

To be timely, a member’s notice for any nomination to be properly brought before such an extraordinary general meeting shall be delivered to the Secretary at the Office by close of business on the day that is not less than 120 days prior to the date of such extraordinary general meeting or, if the first public announcement of the date of such extraordinary general meeting is less than 130 days prior to the date of such extraordinary general meeting, by close of business on the day that is ten days after the day on which public announcement of the date of the extraordinary general meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Company. In no event shall any adjournment or postponement of an extraordinary general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

60.

In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

61.	To be in proper form, a member’s notice (whether given pursuant to articles 54-57 or articles 58-60) to the Secretary must include the following, as applicable:

62.

As to the member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a member’s notice must set forth: (i) the name and address of such member, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such member, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such member has a right to vote any class or series of shares of the Company, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such member, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such member with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (any of the foregoing, a “Short Interest”), (E) any rights to dividends on the shares of the Company owned beneficially by such member that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such member is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such member’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such member, and (I) any direct or indirect interest of such member in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such member and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

63.

If the notice relates to any business other than a nomination of a director or directors that the member proposes to bring before the meeting, a member’s notice must, in addition to the matters set forth in article 62 above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such member and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these articles, the text of the proposed amendment), and (iii) a description of all agreements, arrangements and understandings between such member and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such member.

64.

As to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in article 62 above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such member and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K under the Exchange Act if the member making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

65.

With respect to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in articles 62 and 64 above, also include a completed and signed questionnaire, representation and agreement required by article 68 of these articles. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable member’s understanding of the independence, or lack thereof, of such nominee.

66.

Notwithstanding the provisions of these articles, a member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in articles 54-68; provided, however, that any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these articles with respect to nominations or proposals as to any other business to be considered pursuant to articles 39-43.

67.

Nothing in these articles shall be deemed to affect any rights (i) of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (ii) of the holders of any series of preferred shares if and to the extent provided for under law, the memorandum of association or these articles or (iii) of members of the Company to bring business before an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts. Subject to Rule 14a-8 under the Exchange Act, nothing in these articles shall be construed to permit any member, or give any member the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

68.

Subject to the rights of members of the Company to propose nominations at an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under articles 54-67) to the Secretary at the Office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time.

VOTES OF MEMBERS

69.

Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a show of hands every member present in person and every proxy shall have one vote, but so that no one member shall on a show of hands have more than one vote in respect of the aggregate number of shares of which he is the Holder, and on a poll every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

70.

When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

71.

A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 71 are disapplied.

72.

No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

73.	Votes may be given either personally or by proxy.

74.	(a)

Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve, subject to compliance with any requirements as to form under the Acts, and shall be signed by or on behalf of the appointer. A body corporate must sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve, subject to any requirements of the Acts.

(b)

Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy as made by electronic or internet communication or facility as permitted by the Directors will be deemed to be deposited at the place specified for such purpose once received by the Company. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

75.

A body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

76.

An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

77.

Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

78.	(a)

A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; provided, however, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

(b)

The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

79.	The instrument appointing a proxy shall, be deemed to confer authority to demand or join in demanding a poll.

80.

Subject to the Acts, a resolution in writing signed by all of the members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution. Any such resolution shall be served on the Company.

DIRECTORS

81.

The number of Directors shall not be less than two nor more than 13. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there are no Director or Directors able or willing to act then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 81 are disapplied.

82.

Each Director, not being an employee, shall be paid a fee for their services and each Director who is an employee of the Company or the Group shall be paid remuneration (to include benefits in kind) for their employment. The fee or remuneration paid to each Director shall be at such rate and on such basis as may from time to time be determined by the Board. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company. The amount, rate or basis of the fees, remuneration or expenses paid to the Directors shall not require approval or ratification by the Company in general meeting. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 82 are disapplied

83.

If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

84.	No shareholding qualification for Directors shall be required. A Director (whether or not a member of the Company) shall be entitled to attend and speak at general meetings.

85.

Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

86.

Subject to the Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

87.

The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as articles 87 to 97 are disapplied.

88.

The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

89.	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

90.

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with the Acts.

91.	A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting.

92.

A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

93.

The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

94.

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

95.

All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

96.	The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

97.

The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS

98.	The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the Acts; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is removed from office under article 103.

The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 98 are disapplied.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

99.

At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as articles 99 to 107 are disapplied.

100.	Every Director shall be eligible to stand for re-election at an annual general meeting.

101.	If a Director offers himself for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

102.	The Company may from time to time by Special Resolution increase or reduce the maximum number of Directors.

103.

The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with the Acts, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

104.

The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 103 and without prejudice to the powers of the Directors under article 81 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 81.

105.

The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

106.

The Directors are not entitled to appoint alternate directors and the terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 106 are disapplied.

107.	The Directors may appoint any person to fill the following positions:

(a)	Chairman of the Board:

If the Directors have elected a Director to be the Chairman, the Chairman shall preside at all meetings of the Board and at general meetings of the Company.

(b)	Vice Chairman:

If the Directors have elected a Director to be the Vice-Chairman, the Vice-Chairman shall have such duties as the Chairman shall, from time to time, determine and shall, unless the Directors determine otherwise, fulfill the role of the Chairman in the temporary absence or incapacity of the Chairman.

(c)	Secretary:

It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its Committees, and to authenticate records of the Company. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.

A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

(d)	Assistant Secretaries:

The Assistant Secretaries shall have such duties as the Secretary shall determine.

(e)	Such other officers as the Directors may, from time to time, determine, including but not limited to, chief executive officer, president, vice president, Treasurer, controller and assistant treasurer.

The powers and duties of all other officers are at all times subject to the control of the Directors, and any other officer may be removed at any time at the pleasure of the Board.

In addition to the Board’s power to delegate to committees pursuant to article 112, the Board may delegate any of its powers to any individual Director or member of the management of the Company or any of its subsidiaries as it sees fit; any such individual shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on them by the Board.

PROCEEDINGS OF DIRECTORS

108.	(a)

The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 108 are disapplied.

(b)

Any Director may participate in a meeting of the Directors by means of telephonic or other such communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

109.

The Chairman or a majority of the Directors may, and the Secretary on the requisition of the Chairman or a majority of the Directors shall, at any time summon a meeting of the Directors. Any provision of an enactment permitting the Secretary to summon a meeting of the Directors on the requisition of a Director acting alone shall not apply to the Company.

110.

The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

111.

The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. Any Director may be elected no matter by whom he was appointed but if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 111 are disapplied.

112.

The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

113.

A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

114.

All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

115.

Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 48 hours before the date of the meeting, by telephone, email, or any other electronic means on not less than 24 hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

116.

A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by (a) all of the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors or (b) a majority of the Directors where notice in accordance with article 115 of the resolution or other document in writing has been given to all Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held, and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 116 are disapplied.

THE SEAL

117.	(a)

The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Directors for that purpose. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 117 are disapplied.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

DIVIDENDS AND RESERVES

118.

The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as articles 118 to 128 are disapplied.

119.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

120.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of the Acts.

121.

The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

122.

Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

123.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

124.

Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

125.

Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

126.	No dividend shall bear interest against the Company.

127.

If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

128.	(a)

For the purposes of this article 128, the “Effective Time” shall mean the time at which the Merger becomes effective and “Merger” means the transaction pursuant to which the Company acquires by way of merger governed by the laws of the Swiss Confederation under the principle of universal succession the entire business, including all of the assets, liabilities, rights and obligations, howsoever arising, of Tyco International Ltd., a company incorporated pursuant to the laws of the Swiss Confederation.

(b)

Without limitation or prejudice to the Company’s obligations pursuant to the documents and laws effecting the Merger, the Directors are authorised to take all actions necessary to discharge, any liabilities owed by Tyco International Ltd. assumed by the Company pursuant to or in connection with the Merger due from time to time, including (without limitation) the obligation to discharge any liability in respect of the dividend declared by Tyco International Ltd. on 5 March 2014, including (without limitation) in respect of (a) any instalment of such liability due to be paid (but unpaid) prior to the Effective Time and (b) any instalment of such liability due to be paid after the Effective Time (including the instalment to be discharged on or around February 2015), and, unless the Company is otherwise so notified by the relevant holder(s) in a manner satisfactory to the Directors, the entitlement to the payment of such liability attaching to each share in Tyco International Ltd. immediately prior to the Effective Date shall be recognised and deemed to attach to each Ordinary Share in the Company issued at the Effective Time pursuant to the Merger (including in respect of an instalment due to be paid after the Effective Time), and the entitlement to be paid any such liability shall be deemed to transfer and/or be transmitted with each transfer and/or transmission of such Ordinary Shares in the Company up to and including the relevant record date for determining the entitlement to any such liability, and the payment of any such liability to the holder of Ordinary Shares in the Company on the relevant record date for determining the entitlement to such liability, shall constitute the full discharge of such a liability by the Company and any such payment shall be treated by the Company as the payment of a liability created by the dividend declared by Tyco International Ltd. on 5 March 2014 assumed by the Company as a liability at the Effective Time and shall not be deducted from the distributable reserves of the Company or otherwise deemed to be a dividend or distribution by the Company.

(c)

Notwithstanding article 3(b)(ii), subject to the Act, the Directors are authorised to pay (at their sole discretion) an interim dividend to the holder of each Ordinary Share issued after the Effective Time (excluding, for the avoidance of doubt, any Ordinary Share issued at the Effective Time pursuant to the Merger) which remains in issue on a record date referred to in paragraph (b) of this article 128 equal to the amount of the liability that the holder of such Ordinary Share would have been entitled to be paid on such record date in accordance with paragraph (b) of this article 128 had such Ordinary Share been issued at the Effective Time pursuant to the Merger, and any such dividend or payment shall not create any liability to make an equivalent payment to any holder of Ordinary Shares issued at the Effective Time pursuant to the Merger. For the avoidance of doubt, nothing in this paragraph (c) shall limit or restrict the ability of the Directors or the Company to declare or pay dividends or interim dividends pursuant to articles 118 to 127 from time to time, including (without limitation) on all of the Ordinary Shares from time to time.

ACCOUNTS

129.	(a)	The Company shall cause to be kept accounting records, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(iii)	will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Acts; and

(iv)	will enable the accounts of the Company to be readily and properly audited.

Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Accounting records shall not be deemed to be kept if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.

(b)

The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)

In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such profit and loss accounts, balance sheets, group accounts and reports as are required by the Acts to be prepared and laid before such meeting.

(d)

A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

130.

The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting. No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.

CAPITALISATION OF PROFITS

131.

Without prejudice to any powers conferred on the Directors as aforesaid and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including any capital redemption reserve fund, share premium account or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the amounts resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any. Any such capitalisation will not require approval or ratification by the members of the Company. The terms of any optional provisions of the Act or any replacement enactment covering substantially the same subject matter as this article 131 are disapplied.

132.

Without prejudice to any powers conferred on the Directors by these articles, and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve that any sum for the time being standing to the credit of any of the Company’s reserve accounts (including any reserve account available for distribution) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend (and in the same proportions) either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed and credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund or the share premium account shall be applied shall be those permitted by the Acts.

133.

The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to the Acts, to allot the relevant shares, offer to the Holders of Ordinary Shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply.

(i)

The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient in the Directors’ absolute discretion, the value (calculated by reference to the average quotation) of the additional Ordinary Shares (excluding any fractional entitlement) to be allotted in lieu of any amount of dividend shall equal such amount. For such purpose the “average quotation” of an Ordinary Share shall be the average of the five amounts resulting from determining whichever of the following ((A), (B) or (C) specified below) in respect of Ordinary Shares shall be appropriate for each of the first five business days on which Ordinary Shares are quoted “ex” the relevant dividend and as determined from the information published by the New York Stock Exchange reporting the business done on each of these five business days:

(A)	if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or

(B)	if there shall be only one dealing reported for the day, the price at which such dealing took place; or

(C)	if there shall not be any dealing reported for the day, the average of the closing bid and offer prices for the day;

and if there shall be only a bid (but not an offer) or an offer (but not a bid) price reported, or if there shall not be any bid or offer price reported, for any particular day then that day shall not count as one of the said five business days for the purposes of determining the average quotation. If the means of providing the foregoing information as to dealings and prices by reference to which the average quotation is to be determined is altered or is replaced by some other means, then the average quotation shall be determined on the basis of the equivalent information published by the relevant authority in relation to dealings on the New York Stock Exchange or its equivalent.

(ii)

The Directors shall give notice in writing (whether in electronic form or otherwise) to the Holders of Ordinary Shares of the right of election offered to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which, and the latest date and time by which, duly completed forms of election must be lodged in order to be effective. The Directors may also issue forms under which Holders may elect in advance to receive new Ordinary Shares instead of dividends in respect of future dividends not yet declared (and, therefore, in respect of which the basis of allotment shall not yet have been determined).

(iii)

The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on Ordinary Shares in respect of which the right of election as aforesaid has been duly exercised (the “Subject Ordinary Shares”) and in lieu thereof additional Ordinary Shares (but not any fraction of a share) shall be allotted to the Holders of the Subject Ordinary Shares on the basis of allotment determined aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund or share premium account) or to the credit of the profit and loss account as the Directors may determine, a sum equal to the aggregate nominal amount of additional Ordinary Shares to be allotted on such basis and apply the same in paying up in full the appropriate number of unissued Ordinary Shares for allotment and distribution to and amongst the holders of the Subject Ordinary Shares on such basis.

134.	(a)

The additional Ordinary Shares allotted pursuant to articles 131, 132 or 133 shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend or share election in lieu.

(b)	The Directors may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to articles 131, 132 or 133 with full power to the Directors to make such provisions as they think fit where shares would otherwise have been distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the holders concerned). The Directors may authorise any person to enter on behalf of all the Holders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

(c)

The Directors may on any occasion determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.

AUDIT

135.	Statutory auditors shall be appointed and their duties regulated in accordance with the Acts.

NOTICES

136.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

137.	(a)	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company;

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address;

(iv)

by sending the same to the member by electronic means, to the maximum extent permitted by any optional provisions of the Acts notwithstanding article 2(g), to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company); or

(v)

by sending, with the consent of the member, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

(b)

For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)

Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

(d)

Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)

Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) or (a)(v)of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)

Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv) or (a)(v), if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)

Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)

Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

(i)

Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

138.

A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

139.	(a)

Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)

A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

140.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

141.

A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

142.

If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

143.	(a)

In case of a sale by the liquidator under section 260 of the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

(b)

The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

144.

If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

145.	(a)

Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)

The Directors shall have power to purchase and maintain for any Director, the Secretary or any employees of the Company or its subsidiaries insurance against any such liability as referred to in the Acts.

(c)

As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(d)

In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(e)

Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)

As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)

It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a scheme of arrangement, consolidation or merger in which the Company or a predecessor to the Company by scheme of arrangement, consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

146.	(a)	The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)

for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)

at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share or stock; and

(iii)

the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)

To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)

To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(d)

The Company may only exercise the powers granted to it in sub-paragraph (a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with article 16(a).

DESTRUCTION OF DOCUMENTS

147.

The Company may implement such document destruction policies as it so chooses in relation to any type of documents (whether in paper, electronic or other formats), and in particular (without limitation to the foregoing) may destroy:

(a)

any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)

the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)

nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.

SALE, LEASE OR EXCHANGE OF ASSETS

148.

The Directors are hereby expressly authorised to sell, lease or exchange all or substantially all of the Company’s property and assets, including the Company’s goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, including shares of stock in, and/or other securities of, any other company or companies, as the Directors deem expedient and for the best interests of the Company subject to authorisation by an Ordinary Resolution of members and any additional vote required by article 149. Notwithstanding authorisation or consent to a proposed sale, lease or exchange of the Company’s property and assets by the members, the Board may abandon such sale, lease or exchange without further action of the members, subject to the rights, if any, of third parties under any contract relating thereto. Notwithstanding the foregoing, no resolution adopted by the members shall be required for a sale, lease or exchange of property and assets of the Company to a subsidiary. For the purposes of this article 148:

(a)	the property and assets of the Company include the property and assets of any subsidiary of the Company; and

(b)

“subsidiary” means any entity wholly owned and controlled, directly or indirectly, by the Company and includes, without limitation, companies, partnerships, limited partnerships, limited liability partnerships, limited liability companies, and/or statutory trusts.

BUSINESS COMBINATION

149.	(a)

Notwithstanding anything to the contrary contained in these articles, the Company shall not engage in any business combination with any Interested Member for a period of three years following the time that such member became an Interested Member, unless:

(i)	prior to such time the Directors approved either the business combination or the transaction which resulted in the member becoming an Interested Member;

(ii)

upon consummation of the transaction which resulted in the member becoming an Interested Member, the Interested Member owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting shares outstanding (but not the outstanding voting shares owned by the Interested Member) those shares owned (A) by persons who are directors and also officers and (B) employee shares plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii)	at or subsequent to such time the business combination is approved by the Directors and authorised by way of Special Resolution without the Interested Member.

(b)

The Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this article, including, without limitation, (i) whether a Person is an Interested Member, (ii) the number of shares or other securities beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, and (iv) the fair market value of the Company’s securities or securities of any subsidiary of the Company, and the good faith determination of the Directors on such matters shall be conclusive and binding for all the purposes of this article.

(c)	As used in this article only, the term:

(i)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

(ii)

“Associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)	“Business combination”, when used in reference to any company and any Interested Member of such company, means:

(A)

any scheme of arrangement, merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (1) the Interested Member, or (2) any other company, partnership, unincorporated association or other entity if the scheme of arrangement, merger or consolidation is caused by the Interested Member;

(B)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of such company, to or with the Interested Member, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

(C)

any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Member, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which securities were outstanding prior to the time that the Interested Member became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of such company subsequent to the time the Interested Member became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (3) and (4) of this subparagraph shall there be an increase in the Interested Member’s proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

(D)

any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of shares not caused, directly or indirectly, by the Interested Member; or

(E)

any receipt by the Interested Member of the benefit, directly or indirectly (except proportionately as a member of such company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any direct or indirect majority-owned subsidiary.

(iv)

“Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this article, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(v)

“Interested Member” means any Person, including its Affiliates and Associates (other than the Company and any direct or indirect majority-owned subsidiary of the Company), that is, or was at any time within the three-year period immediately prior to the date in question, the Owner of 15% or more of the outstanding voting shares of the Company; provided, however, that the term “Interested Member” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an Interested Member if thereafter such person acquires additional voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Member, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of (viii) of this subsection but shall not include any other unissued shares of such company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi)	“Person” means any individual, company, partnership, unincorporated association or other entity.

(vii)	“Shares” means, with respect to any company, capital shares and, with respect to any other entity, any equity interest.

(viii)

“Voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting shares shall refer to such percentage of the votes of such voting shares.

(ix)	“Owner”, including the terms “own” and “owned”, when used with respect to any Shares, means a person that individually or with or through any of its Affiliates or Associates:

(A)	beneficially owns such Shares, directly or indirectly; or

(B)

has (1) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Owner of Shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Owner of any Shares because of such person’s right to vote such Shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)

has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subparagraph (B) of this paragraph), or disposing of such Shares with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Shares.

Names, addresses and descriptions of subscribers

Enceladus Holding Limited

Arthur Cox Building

Earlsfort Terrace, Dublin 2

Corporate Body

AC Administration Services Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2.

Corporate Body

Arthur Cox Nominees Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2.

Corporate Body

Arthur Cox Registrars Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2.

Corporate Body

Arthur Cox Trust Services Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2

Corporate Body

DIJR Nominees Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2

Corporate Body

Fand Limited

Arthur Cox Building,

Earlsfort Terrace, Dublin 2

Corporate Body

Dated 6 May 2014

Witness to the above signatures:

Name:

Address:

Occupation:

Companies Acts 1963 to 2013

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TYCO INTERNATIONAL PUBLIC LIMITED COMPANY

Arthur Cox

Arthur Cox Building

Earlsfort Terrace

Dublin

Annex C

Relevant Territories

1. Albania	36. Macedonia

2. Armenia	37. Malaysia

3. Australia	38. Malta

4. Austria	39. Mexico

5. Bahrain	40. Moldova

6. Belarus	41. Montenegro

7. Belgium	42. Morocco

8. Bosnia & Herzegovina	43. Netherlands

9. Bulgaria	44. New Zealand

10. Canada	45. Norway

11. Chile	46. Pakistan

12. China	47. Panama

13. Croatia	48. Poland

14. Cyprus	49. Portugal

15. Czech Republic	50. Qatar

16. Denmark	51. Romania

17. Egypt	52. Russia

18. Estonia	53. Saudi Arabia

19. Finland	54. Serbia

20. France	55. Singapore

21. Georgia	56. Slovak Republic

22. Germany	57. Slovenia

23. Greece	58. South Africa

24. Hong Kong	59. Spain

25. Hungary	60. Sweden

26. Iceland	61. Switzerland

27. India	62. Turkey

28. Israel	63. Ukraine

29. Italy	64. United Arab Emirates

30. Japan	65. United Kingdom

31. Korea	66. The United States of America

32. Kuwait	67. Uzbekistan

33. Latvia	68. Vietnam

34. Lithuania	69. Zambia

35. Luxembourg	70. Thailand

TYCO INTERNATIONAL LTD. VICTOR VON BRUNS-STRASSE 21 CH-8212 NEUHAUSEN AM RHEINFALL SWITZERLAND

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

If you are not a holder of record, use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or Bratschi, Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich.

The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above. In the case of joint tenancies, co-executors, or co-trustees, each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M76159-TBD	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

TYCO INTERNATIONAL LTD.

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE SPACE HOW YOU WISH YOUR SHARES TO BE VOTED. IF YOU GIVE NO SPECIFIC INDICATIONS, YOU INSTRUCT THE INDEPENDENT PROXY TO VOTE YOUR SHARES FOR ALL PROPOSALS IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. IF NEW AGENDA ITEMS (OTHER THAN THOSE IN THE NOTICE OF MEETING) OR NEW PROPOSALS OR MOTIONS WITH RESPECT TO THOSE AGENDA ITEMS SET FORTH IN THE NOTICE OF MEETING ARE PUT FORTH BEFORE THE ANNUAL GENERAL MEETING, YOU INSTRUCT THE INDEPENDENT PROXY, IN THE ABSENCE OF OTHER SPECIFIC INSTRUCTIONS, TO VOTE YOUR SHARES IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve the Merger Agreement by and between Tyco Switzerland and Tyco Ireland, as a result of which you will become a shareholder of Tyco Ireland and hold the same number of shares in Tyco Ireland that you held in Tyco Switzerland immediately prior to the Merger; and	☐	☐	☐

2.	To approve the reduction of the share premium account of Tyco Ireland to allow for the creation of distributable reserves of Tyco Ireland and facilitate Tyco Ireland to make distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following the completion of the Merger.	☐	☐	☐

For address changes and/or comments, please check this	☐
box and write them on the back where indicated.

.
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

Special General

Meeting of Shareholders of

Tyco International Ltd.

September 9, 2014

3:00 PM, Central European Time

Victor von Bruns-Strasse 21

CH - 8212 Neuhausen am Rheinfall

Switzerland

Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting:

The Combined Document is available at www.proxyvote.com.

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é FOLD AND DETACH HERE é	M76160-TBD

TYCO INTERNATIONAL LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Proxy Card for use at the 2014 Special General Meeting or any adjournment or postponement thereof (the “Meeting”) of Shareholders of Tyco International Ltd., a company organized under the laws of Switzerland (“Tyco”), to be held on September 9, 2014, at 3:00 PM, Central European Time, at Victor von Bruns-Strasse 21, CH - 8212 Neuhausen am Rheinfall, Switzerland.

By signing this proxy, the signatory, revoking any proxy heretofore given in connection with the Special General Meeting described below, appoints the law firm of Bratschi, Wiederkehr & Buob, as independent proxy, to represent the signatory at the Special General Meeting and to vote all shares the signatory is entitled to vote at such Special General Meeting on all matters properly presented at the meeting. If you will attend the Special General Meeting personally, please use the admission ticket.

Please indicate on the reverse side of this card how the common shares represented by this proxy are to be voted. If you return this card signed but without indication as to how the common shares are to be voted in respect to any of the proposals described on the reverse, you direct the independent proxy to vote FOR proposals number 1 and 2 as described below. If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to those agenda items set forth in the notice of meeting are put forth before the Special General Meeting, you instruct, in the absence of other specific instructions, the independent proxy to vote in accordance with the recommendation of the Board of Directors.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

1.         To approve the Merger Agreement by and between Tyco Switzerland and Tyco Ireland, as a result of which you will become a shareholder of Tyco Ireland and hold the same number of shares in Tyco Ireland that you held in Tyco Switzerland immediately prior to the Merger

2.         To approve the reduction of the share premium account of Tyco Ireland to allow for the creation of distributable reserves of Tyco Ireland and facilitate Tyco Ireland to make distributions, to pay dividends or to repurchase or redeem Tyco Ireland ordinary shares following the completion of the Merger

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be marked, dated and signed on the other side)